UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06303
                                                     ---------------------

                   Nuveen Quality Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT October 31, 2005

Nuveen Investments
Municipal Exchange-Traded
Closed-End Funds

                                  NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQM

                                      NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
                                                                             NQS

                                      NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NQU

                                      NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
                                                                             NPF

                                   NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND
                                                                             NMZ

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

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

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
      LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

Given recent reports of a strengthening economy, some market commentators are speculating about whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin selling your holdings of fixed-income investments.


"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."


Nobody knows what the market will do in the future or what investments will turn out to be tomorrow's best performers. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As an added convenience for you, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2005

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
NQM, NQS, NQU, NPF, NMZ

Portfolio Managers'
        COMMENTS



Portfolio managers Dan Solender, Tom Spalding and John Miller discuss the economic and municipal market environments, key investment strategies and the annual performance of these five Funds. With 13 years of investment experience, Dan has managed NQM and NPF since 2003. A 30-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. John, who has 12 years of municipal market experience, assumed portfolio management responsibility for NMZ at its inception in 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005?

Between November 1, 2004, and October 31, 2005, the Federal Reserve implemented eight 0.25% increases in the closely-watched fed funds rate. These increases, which were aimed at controlling the pace of inflation, raised this short-term target rate to 3.75% from 1.75%. (On November 1, 2005, and December 13, 2005, the fed funds rate was increased by 0.25% to reach 4.25%.) Over this same 12-month period, shorter-term municipal market rates also rose significantly.

Longer-term yields declined throughout much of this period before rising toward the end of the fiscal year. The yield on the benchmark 10-year U.S. Treasury note ended October 2005 at 4.56%, compared with 4.03% one year earlier. Longer-term yields in the municipal market followed a similar pattern, with the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, ending the reporting period at 5.21%, an increase of 24 basis points from October 31, 2004. Together, the steady rise in shorter-term rates and the much more modest increase in longer rates over this period produced an overall flattening of the yield curve, which generally led to better relative performance for bonds with longer effective maturities and poorer returns for bonds with shorter maturities or short call dates.

The economy continued to improve over the 12-month period. After expanding at an annualized rate of 3.3% in the fourth quarter of 2004, the U.S. gross domestic product (GDP) grew by annualized rates of 3.8% in the first quarter of 2005, 3.3% in the second quarter and 3.8% in the third quarter. The overall employment picture showed some improvement, with national unemployment at 5.0% in October 2005, down from 5.5% in October 2004. However, the 4.3% year-over-year increase in the Consumer Price Index as of October 2005 raised some inflation concerns.

Over the 12 months ended October 2005, municipal bond new issue supply nationwide remained strong, as $363.4 billion in new securities came to market. A major factor behind this strong supply was the flattening yield curve, which made advance refundings more economically attractive for many issuers. (Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund the principal and interest payments of older, previously issued bonds that carry a higher coupon rate. This process usually results in lower total borrowing costs for bond issuers.) Between January and October 2005, pre-refunding volume was nearly 50% higher than during the same period in 2004, as issuers sought to take advantage of the current interest rate environment.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

With the Fed continuing to raise short-term interest rates and the overall flattening of the yield curve, one of our priorities during this period was to focus on the yield curve positioning of each Fund. As part of this effort, we generally took proceeds from called, matured or sold holdings and reinvested them in bonds with longer maturities. The specific areas of the yield curve that we targeted--as well as some of our management strategies--varied during this period according to the differing needs of each Fund. In general, we bought bonds maturing in 15 to 20 years for NQM and NPF, in 25 years for NQS and NQU, and in 20 to 30 years for NMZ. Among the bonds we sold, particularly in NQM and NPF, were those with shorter durations1 (under five years). This included pre-refunded bonds and bonds priced to short call dates, which tended to underperform in the interest rate environment of this 12-month period. The longer maturity bonds we added to all of the Funds' portfolios enabled us to maintain the Funds' durations within our desired range and generally contributed positively to their performance for the period. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection.

While our main focus was the intermediate and long parts of the yield curve, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. In NQM and NPF, we continued to make progress in adding to the Funds' weightings of bonds rated BBB and lower, especially in the healthcare sector. However, lower-rated bonds performed very well during this period, and considerable investor demand limited the number of attractive opportunities. Another area of emphasis in these two Funds was purchasing credits from states such as California and New York, where state income taxes are relatively higher. High state income taxes generally result in greater demand for municipal bonds issued in these states, providing a measure of support for bond prices and additional liquidity for the Funds' portfolio activity. Overall, we found value in the general obligation, limited tax obligation, and water and sewer sectors.

In NQS and NQU, our purchase activity generally emphasized finding premium coupon bonds with adequate call protection. Premium bonds are those trading above their par


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

values because their coupons were higher than the then current coupon levels. Historically, premium bonds have held their value better than current coupon bonds when interest rates have risen. Premium bonds also are good candidates for advance refundings, and trading pre-refunded bonds at opportune times in the interest rate cycle has historically been a key strategy for adding value to these Funds.

We also were buying essential services revenue bonds, with an emphasis on keeping the Funds well diversified geographically. Because we did not find many attractive opportunities among lower-rated bonds, the majority of our purchases were higher quality bonds, especially during the second half of this period.

NMZ was established as a high-yield Fund that can invest up to 50% of its portfolio in below-investment-grade quality securities. NMZ's top priorities during this period were the yield curve positioning previously mentioned and the selection of bonds with what we considered to be strengthening credit quality. We believed these to be the two most critical elements of success in this area of the municipal market over the 12 month period. In keeping with the Fund's investment guidelines, our purchase activity generally focused on lower-rated bonds, using the bottom-up credit selection approach that we considered the best way to manage high-yield municipal investments. Our favored sectors included hospitals, charter schools and land-secured community development district bonds. In addition, the healthcare sector continued to benefit from a stable environment, growing demand from an aging population and effective cost-cutting measures. With the continued strength of the real estate market, conditions for infrastructure bonds that are supported by property taxes also remained favorable. Equally important, our fundamental approach to individual credit selection also helped us to avoid some of the credit problems in the high-yield market during this period, such as additional bankruptcies in the airline industry.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 10/31/05

                                    1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NQM                                   3.10%          7.62%             6.41%
--------------------------------------------------------------------------------
NQS                                   4.77%          8.11%             6.81%
--------------------------------------------------------------------------------
NQU                                   4.15%          7.60%             6.58%
--------------------------------------------------------------------------------
NPF                                   2.49%          7.45%             6.50%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index2                           2.54%          5.98%             5.85%
--------------------------------------------------------------------------------
Lipper General
Leveraged
Municipal Debt
Funds Average3                        5.08%          7.75%             6.52%
--------------------------------------------------------------------------------

NMZ                                  11.20%          NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
High-Yield Municipal
Bond Index2                           9.41%          --                --
--------------------------------------------------------------------------------
Lipper High-Yield
Municipal Debt
Funds Average3                        8.20%          --                --
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended October 31, 2005, the total returns on net asset value
(NAV) for NQM, NQS, and NQU exceeded the return on the Lehman Brothers Municipal Bond Index, while NPF performed roughly in line with this measure. Each of these four Funds underperformed the average return for their Lipper peer group for this period. NMZ outperformed both the Lehman Brothers High-Yield Municipal Bond Index and the Lipper High-Yield peer group average for the period.

One of the factors that, on balance, benefited the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers indexes was the Funds' use of financial leverage. Leveraging can provide opportunities for enhanced income for common shareholders when short-term interest rates remain below the yields of the bonds purchased for the Funds' portfolios. This continued to be the case during these 12 months. At the same time, leveraging can add volatility to a Fund's NAV and share price, and can act to constrain the overall Fund return during periods when longer-term interest rates rise. For NQM, NQS, NQU and NPF, this was evident during this reporting period.


2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Lehman Brothers High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investors Service and below BBB by Standard & Poor's or Fitch Ratings). Results for the Lehman Brothers indexes do not reflect any expenses.

3 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 64 funds; 5 years, 48 funds; and 10 years, 43 funds. The Lipper High-Yield Municipal Debt Funds category average is calculated using the returns of all 15 closed-end exchange-traded funds in this category for the one-year period. Fund and Lipper returns assume reinvestment of dividends.

In general, the yield advantage from leverage during this period was partially offset by the negative impact that leverage had on the Funds' NAVs.

As noted earlier, the municipal market yield curve flattened over the course of this reporting period. Longer maturity bonds generally performed better than securities with shorter maturities. Yield curve positioning or, more specifically, the Funds' heavier exposure to the intermediate and longer parts of the yield curve helped their performances relative to the Lehman Brothers municipal index, which is more evenly weighted across the entire yield curve.

All five of these Funds also benefited from their allocations of lower-quality bonds during this period, as bonds rated BBB and lower generally outperformed other credit quality sectors. Among the lower-rated credits making significant contributions to the Funds' total returns for this period were bonds backed by the 1998 master tobacco settlement agreement. As the litigation environment improved, supply/demand dynamics drove tobacco bond prices higher. Uninsured tobacco bond holdings accounted for 2% of the portfolio of NPF, 2.5% of NQM, 5% of NQS and NMZ, and 6% of NQU as of October 31, 2005. These allocation differences accounted for some of the performance differences between these Funds over the 12-month period.

Lower-rated hospital holdings also contributed positively to the Funds' total returns, as the healthcare sector ranked second in terms of performance among the Lehman municipal revenue sectors for the period. Three of the better-performing hospital bonds in our portfolios during this period were those issued for the Detroit Medical Center in Michigan (held by NQS and NMZ), which had its outlook upgraded to positive by all three major credit rating agencies; Knox County hospital revenue bonds issued for Baptist Health System of East Tennessee (held by NQM, NQS, NQU, and NMZ); and West Penn Allegheny Health System bonds in Pennsylvania (held by NMZ).

In addition to its 16% position in bonds rated BBB, NMZ also held 19% in bonds rated BB- or lower and 40% in non-rated bonds, some of which Nuveen has determined to be of investment-grade quality. On the whole, conditions in the high-yield market were very positive during this 12-month period, and these holdings benefited the performance of NMZ.

NMZ also saw significant price appreciation in its holdings of BB-rated Pocahontas Parkway Association (Virginia) bonds following the June 2005 announcement of a proposed acquisition of the toll road by Transurban, an Australian company. NMZ has been building an opportunistic position in these credits over the past two years and, as of October 31, 2005, held 2.7% of its portfolio in Pocahontas Parkway bonds.

An additional positive factor in the performance of these Funds was their holdings of zero coupon bonds. These bonds do not make periodic interest payments and therefore typi-cally have very long initial maturities. The prices of these bonds tend to be very sensitive to changes in interest rates. Zero coupon bonds in the Lehman Municipal Bond Index outperformed the general market by 130 basis points.

In addition to yield curve positioning, credit exposure, and specific holdings, another factor in the Funds' performances during this period was advance refundings. Refinancings rose sharply during this period, and the Funds' performances benefited from the amount of their respective portfolios that became advance refunded and the timing of these events. Generally, newly refunded bonds received a higher credit rating, which usually translates to a higher price. This was especially true in NQS and NQU, while NMZ also had a number of holdings advance refunded, including three previously non-rated or below-investment-grade charter school credits in Arizona and Colorado and the non-rated Baldwin County Eastern Shore Healthcare Authority for Thomas Hospital in Alabama.

While newly pre-refunded bonds enhanced the Funds' performances, their holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period. This was primarily because the shorter effective maturities of these bonds dampened their ability to appreciate as much as longer maturity bonds. In addition, at the beginning of this reporting period, NPF held a distressed credit (Northwest Minnesota Multi-County Housing and Redevelopment Authority) that had stopped accruing interest. Although this holding was sold in December 2004, it nevertheless had a negative impact on NPF's total return for the entire reporting period and on the income available for common share dividends. NQM's annual performance also was adversely affected by the calls of some of its higher-yielding housing bonds.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2005?

We continued to believe that maintaining strong credit quality was an important requirement for our investment-grade-oriented Funds. As of October 31, 2005, NQM, NQS, NQU, and NPF continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 72% in NPF to 76% in NQS and NQM, and 81% in NQU. As noted, NMZ held 19% of its portfolio in securities rated BB or lower and 40% in non-rated securities (some of which we deemed to be investment-grade quality) as of October 31, 2005. The remainder of NMZ's portfolio was invested in investment-grade quality securities, including a 13% allocation to bonds rated AAA/U.S. guaranteed and AA.

As of October 31, 2005, potential call exposure for the period from November 2005 through the end of 2006 ranged from 2% in NQM to 3% in NQU, 6% in NPF, 7% in NMZ and 9% in NQS. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


All of the Funds in this report use leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates these five leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders, the extent of these benefits was reduced. This resulted in two monthly dividend reductions in NQS, three in NQM and NQU, and four in NPF over the 12-month period ended October 31, 2005. The dividend of NMZ remained stable throughout this reporting period.

In addition, due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NQM                          $0.1015                            $    --
--------------------------------------------------------------------------------
NPF                          $0.1347                            $0.0012
--------------------------------------------------------------------------------
NMZ                          $    --                            $0.0621
--------------------------------------------------------------------------------

The relatively large distributions from these Funds represented an important part of the Funds' total returns for this period. For the most part, these distributions were generated by bond calls or by sales of appreciated securities. This had a slight negative impact on the Funds' earning power per common share and was a minor factor in the per share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2005, NQM, NQS, NQU and NMZ had positive UNII balances for both financial statement and tax purposes. NPF had a positive UNIIbalance for tax purposes and a negative UNIIbalance for financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                            10/31/05                    12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NQM                           -6.71%                             -5.99%
--------------------------------------------------------------------------------
NQS                           -4.08%                             -5.38%
--------------------------------------------------------------------------------
NQU                           -6.03%                             -7.55%
--------------------------------------------------------------------------------
NPF                           -8.93%                             -8.67%
--------------------------------------------------------------------------------
NMZ                           +4.10%                             +0.85%
--------------------------------------------------------------------------------

Nuveen Investment Quality Municipal Fund, Inc.
NQM

Performance
     OVERVIEW  As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              67%
AA                                9%
A                                14%
BBB                               6%
NR                                4%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                            0.084
Dec                            0.084
Jan                            0.084
Feb                            0.084
Mar                            0.081
Apr                            0.081
May                            0.081
Jun                            0.077
Jul                            0.077
Aug                            0.077
Sep                           0.0735
Oct                           0.0735

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15.35
                              15.4
                              15.28
                              15.3
                              14.85
                              14.53
                              14.62
                              14.56
                              14.62
                              14.69
                              14.72
                              14.75
                              14.88
                              14.87
                              14.79
                              14.8
                              14.78
                              14.82
                              14.8
                              14.71
                              14.58
                              14.64
                              14.48
                              14.67
                              14.72
                              14.73
                              14.75
                              14.74
                              14.8
                              14.6
                              14.59
                              14.6
                              14.59
                              14.63
                              14.59
                              14.55
                              14.52
                              14.45
                              14.5
                              14.53
                              14.53
                              14.63
                              14.79
                              14.89
                              14.8
                              14.87
                              14.93
                              14.99
                              15
                              14.94
                              14.9
                              14.82
                              14.73
                              14.72
                              14.66
                              14.59
                              14.61
                              14.69
                              14.69
                              14.69
                              14.74
                              14.79
                              14.85
                              14.86
                              14.86
                              14.92
                              15.04
                              15.15
                              15.18
                              15.29
                              15.3
                              15.16
                              15.1
                              15.08
                              14.99
                              15.05
                              14.93
                              14.79
                              14.82
                              14.87
                              14.9
                              14.85
                              14.8
                              14.86
                              14.89
                              14.91
                              14.94
                              14.95
                              14.87
                              14.93
                              14.79
                              14.7
                              14.74
                              14.63
                              14.69
                              14.68
                              14.67
                              14.5
                              13.98
                              13.99
                              13.89
                              13.94
                              14.04
                              14.3
                              14.39
                              14.39
                              14.48
                              14.55
                              14.49
                              14.45
                              14.56
                              14.6
                              14.58
                              14.6
                              14.62
                              14.69
                              14.64
                              14.54
                              14.47
                              14.47
                              14.48
                              14.51
                              14.68
                              14.71
                              14.8
                              14.8
                              14.78
                              14.7
                              14.78
                              14.79
                              14.7
                              14.76
                              14.87
                              14.82
                              14.82
                              14.84
                              14.85
                              14.84
                              14.88
                              14.89
                              14.86
                              14.91
                              14.94
                              14.95
                              14.94
                              15.05
                              15.11
                              15.1
                              15.13
                              15.2
                              15.1
                              15.16
                              15.13
                              15.1
                              15.13
                              14.98
                              15.06
                              15.02
                              15.16
                              15.15
                              15.14
                              15.04
                              15.08
                              15.15
                              15.15
                              15.19
                              15.21
                              15.25
                              15.21
                              15.18
                              15.22
                              15.26
                              15.32
                              15.4
                              15.36
                              15.4
                              15.4
                              15.44
                              15.34
                              15.22
                              15.29
                              15.36
                              15.26
                              15.33
                              15.29
                              15.39
                              15.39
                              15.4
                              15.36
                              15.36
                              15.36
                              15.36
                              15.39
                              15.4
                              15.29
                              15.07
                              15.13
                              15.15
                              15.11
                              15.15
                              15.1
                              15.14
                              15.14
                              15.11
                              15.2
                              15.24
                              15.25
                              15.31
                              15.34
                              15.37
                              15.4
                              15.42
                              15.38
                              15.51
                              15.55
                              15.53
                              15.47
                              15.48
                              15.52
                              15.42
                              15.44
                              15.29
                              15.21
                              15.18
                              15.1
                              15.14
                              15.13
                              15.07
                              14.96
                              14.9
                              14.75
                              14.9
                              14.9
                              14.9
                              14.9
                              15.01
                              14.99
                              14.92
                              14.93
                              14.92
                              14.92
                              14.74
                              14.48
                              14.52
                              14.44
                              14.38
                              14.3
                              14.31
                              14.42
                              14.45
                              14.46
                              14.38
                              14.45
                              14.41
10/31/05                      14.45


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.45
------------------------------------
Common Share Net Asset Value  $15.49
------------------------------------
Premium/(Discount) to NAV     -6.71%
------------------------------------
Market Yield                   6.10%
------------------------------------
Taxable-Equivalent Yield1      8.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $553,857
------------------------------------
Average Effective Maturity on
Securities (Years)             15.84
------------------------------------
Leverage-Adjusted Duration      9.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.17%         3.10%
------------------------------------
5-Year          9.29%         7.62%
------------------------------------
10-Year         6.31%         6.41%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       12.8%
------------------------------------
California                     11.6%
------------------------------------
Texas                          10.9%
------------------------------------
Illinois                        6.3%
------------------------------------
Washington                      5.5%
------------------------------------
Minnesota                       4.6%
------------------------------------
District of Columbia            4.0%
------------------------------------
Georgia                         3.9%
------------------------------------
North Carolina                  3.6%
------------------------------------
Rhode Island                    3.6%
------------------------------------
Nevada                          3.2%
------------------------------------
Colorado                        3.1%
------------------------------------
Michigan                        2.5%
------------------------------------
Louisiana                       2.5%
------------------------------------
Massachusetts                   2.4%
------------------------------------
Indiana                         2.1%
------------------------------------
Other                          17.4%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                20.5%
------------------------------------
Healthcare                     13.7%
------------------------------------
Transportation                 13.6%
------------------------------------
Tax Obligation/General         12.4%
------------------------------------
Tax Obligation/Limited         12.0%
------------------------------------
Water and Sewer                 7.1%
------------------------------------
Housing/Multifamily             6.2%
------------------------------------
Utilities                       5.5%
------------------------------------
Other                           9.0%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.1015 per share.

Nuveen Select Quality Municipal Fund, Inc.
NQS

Performance
     OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              66%
AA                               10%
A                                 7%
BBB                              13%
BB or Lower                       2%
NR                                2%

Bar Chart:
2004-2005 Monthly Tax-Free Dividends Per Share
Nov                            0.083
Dec                            0.083
Jan                            0.083
Feb                            0.083
Mar                             0.08
Apr                             0.08
May                             0.08
Jun                             0.08
Jul                             0.08
Aug                             0.08
Sep                            0.077
Oct                            0.077

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15.15
                              15.22
                              15.22
                              15.1
                              14.73
                              14.31
                              14.5
                              14.48
                              14.55
                              14.59
                              14.64
                              14.69
                              14.73
                              14.75
                              14.68
                              14.89
                              14.8
                              14.81
                              14.71
                              14.62
                              14.49
                              14.51
                              14.38
                              14.53
                              14.56
                              14.54
                              14.55
                              14.6
                              14.66
                              14.52
                              14.6
                              14.7
                              14.61
                              14.65
                              14.67
                              14.6
                              14.65
                              14.68
                              14.73
                              14.85
                              14.77
                              14.95
                              15.05
                              15.03
                              14.89
                              14.84
                              14.85
                              14.84
                              14.79
                              14.72
                              14.55
                              14.5
                              14.36
                              14.46
                              14.49
                              14.53
                              14.56
                              14.64
                              14.61
                              14.56
                              14.58
                              14.63
                              14.69
                              14.68
                              14.7
                              14.79
                              14.83
                              14.92
                              14.98
                              15
                              15.01
                              14.88
                              14.96
                              15.04
                              14.96
                              14.98
                              14.66
                              14.48
                              14.6
                              14.7
                              14.76
                              14.73
                              14.76
                              14.75
                              14.75
                              14.75
                              14.77
                              14.71
                              14.68
                              14.67
                              14.56
                              14.41
                              14.35
                              14.36
                              14.46
                              14.38
                              14.3
                              14.13
                              13.85
                              13.86
                              13.8
                              13.78
                              13.97
                              14.25
                              14.29
                              14.3
                              14.31
                              14.37
                              14.35
                              14.25
                              14.39
                              14.39
                              14.39
                              14.4
                              14.56
                              14.6
                              14.5
                              14.35
                              14.25
                              14.24
                              14.3
                              14.39
                              14.52
                              14.55
                              14.53
                              14.53
                              14.58
                              14.59
                              14.55
                              14.56
                              14.55
                              14.58
                              14.65
                              14.61
                              14.52
                              14.51
                              14.63
                              14.56
                              14.69
                              14.72
                              14.67
                              14.65
                              14.72
                              14.73
                              14.84
                              14.87
                              14.91
                              14.92
                              14.99
                              14.93
                              14.99
                              14.99
                              15.03
                              15.03
                              15.02
                              14.95
                              15.02
                              14.98
                              15.02
                              15.09
                              15.07
                              15.07
                              15.09
                              15.01
                              15.12
                              15.08
                              15.09
                              15.2
                              15.27
                              15.26
                              15.29
                              15.28
                              15.34
                              15.36
                              15.45
                              15.47
                              15.37
                              15.37
                              15.25
                              15.29
                              15.35
                              15.44
                              15.4
                              15.41
                              15.36
                              15.36
                              15.45
                              15.56
                              15.43
                              15.43
                              15.34
                              15.36
                              15.4
                              15.45
                              15.29
                              15.1
                              15.1
                              15.16
                              15.14
                              15.22
                              15.24
                              15.32
                              15.28
                              15.27
                              15.34
                              15.37
                              15.32
                              15.36
                              15.38
                              15.34
                              15.33
                              15.35
                              15.4
                              15.49
                              15.48
                              15.56
                              15.59
                              15.6
                              15.59
                              15.56
                              15.44
                              15.4
                              15.41
                              15.37
                              15.3
                              15.29
                              15.41
                              15.26
                              15.15
                              15.07
                              15.02
                              15.12
                              15.21
                              15.26
                              15.18
                              15.21
                              15.21
                              15.21
                              15.25
                              15.25
                              15.35
                              15.12
                              14.9
                              14.85
                              14.75
                              14.71
                              14.66
                              14.69
                              14.86
                              14.9
                              14.82
                              14.69
                              14.82
                              14.81
10/31/05                      14.83


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.83
------------------------------------
Common Share Net Asset Value  $15.46
------------------------------------
Premium/(Discount) to NAV     -4.08%
------------------------------------
Market Yield                   6.23%
------------------------------------
Taxable-Equivalent Yield1      8.65%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $523,994
------------------------------------
Average Effective Maturity on
Securities (Years)             15.90
------------------------------------
Leverage-Adjusted Duration      7.10
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.14%         4.77%
------------------------------------
5-Year          9.77%         8.11%
------------------------------------
10-Year         6.95%         6.81%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       11.1%
------------------------------------
New York                       10.2%
------------------------------------
Texas                           9.6%
------------------------------------
South Carolina                  6.2%
------------------------------------
Colorado                        6.0%
------------------------------------
Michigan                        5.7%
------------------------------------
Nevada                          4.5%
------------------------------------
Tennessee                       4.4%
------------------------------------
New Jersey                      4.2%
------------------------------------
New Mexico                      3.1%
------------------------------------
Utah                            2.8%
------------------------------------
Alabama                         2.7%
------------------------------------
Washington                      2.5%
------------------------------------
North Carolina                  2.4%
------------------------------------
District of Columbia            2.1%
------------------------------------
Wisconsin                       2.1%
------------------------------------
Florida                         1.7%
------------------------------------
Other                          18.7%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                25.8%
------------------------------------
Utilities                      15.2%
------------------------------------
Transportation                 13.6%
------------------------------------
Healthcare                     12.5%
------------------------------------
Tax Obligation/General          7.4%
------------------------------------
Tax Obligation/Limited          7.2%
------------------------------------
Consumer Staples                5.3%
------------------------------------
Housing/Single Family           5.1%
------------------------------------
Other                           7.9%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Quality Income Municipal Fund, Inc.
NQU

Performance
     OVERVIEW  As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              70%
AA                               11%
A                                 7%
BBB                               8%
BB or Lower                       3%
NR                                1%

Bar Chart:
2004-2005 Monthly Tax-Free Dividends Per Share
Nov                           0.0805
Dec                           0.0805
Jan                           0.0805
Feb                           0.0805
Mar                           0.0775
Apr                           0.0775
May                           0.0775
Jun                           0.0735
Jul                           0.0735
Aug                           0.0735
Sep                             0.07
Oct                             0.07

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.64
                              14.7
                              14.66
                              14.68
                              14.32
                              13.99
                              14.11
                              14.08
                              14.14
                              14.16
                              14.26
                              14.28
                              14.33
                              14.35
                              14.22
                              14.3
                              14.35
                              14.34
                              14.35
                              14.26
                              14.16
                              14.16
                              14.04
                              14.22
                              14.19
                              14.25
                              14.34
                              14.35
                              14.36
                              14.3
                              14.22
                              14.22
                              14.12
                              14.13
                              14.15
                              14.09
                              14.06
                              14
                              13.97
                              13.97
                              13.97
                              14.09
                              14.13
                              14.22
                              14.3
                              14.29
                              14.34
                              14.33
                              14.34
                              14.32
                              14.17
                              14.15
                              14.01
                              14.09
                              14.07
                              14.13
                              14.1
                              14.14
                              14.15
                              14.17
                              14.22
                              14.27
                              14.34
                              14.36
                              14.39
                              14.4
                              14.54
                              14.61
                              14.57
                              14.62
                              14.58
                              14.56
                              14.52
                              14.59
                              14.53
                              14.43
                              14.35
                              14.28
                              14.44
                              14.5
                              14.48
                              14.51
                              14.48
                              14.44
                              14.48
                              14.49
                              14.48
                              14.49
                              14.34
                              14.34
                              14.2
                              14.08
                              13.97
                              13.97
                              13.96
                              13.9
                              13.82
                              13.74
                              13.45
                              13.6
                              13.47
                              13.48
                              13.76
                              13.9
                              13.95
                              13.9
                              13.84
                              13.9
                              13.95
                              13.78
                              13.93
                              13.95
                              13.95
                              13.88
                              13.86
                              13.96
                              14
                              13.96
                              13.88
                              13.89
                              13.98
                              13.96
                              13.99
                              14.07
                              14.06
                              14.06
                              14.07
                              14.18
                              14.16
                              14.2
                              14.12
                              14.15
                              14.19
                              14.12
                              14.1
                              14.1
                              14.18
                              14.19
                              14.21
                              14.24
                              14.26
                              14.32
                              14.37
                              14.38
                              14.39
                              14.39
                              14.41
                              14.47
                              14.43
                              14.4
                              14.44
                              14.47
                              14.46
                              14.44
                              14.43
                              14.31
                              14.3
                              14.24
                              14.37
                              14.37
                              14.28
                              14.32
                              14.41
                              14.42
                              14.45
                              14.43
                              14.4
                              14.47
                              14.45
                              14.45
                              14.45
                              14.48
                              14.5
                              14.54
                              14.52
                              14.55
                              14.49
                              14.48
                              14.49
                              14.44
                              14.49
                              14.45
                              14.42
                              14.49
                              14.46
                              14.55
                              14.57
                              14.55
                              14.54
                              14.54
                              14.5
                              14.59
                              14.62
                              14.64
                              14.59
                              14.51
                              14.52
                              14.5
                              14.51
                              14.81
                              14.86
                              14.86
                              14.85
                              14.9
                              14.97
                              15.06
                              15.07
                              15.08
                              15.08
                              15.1
                              15.07
                              15.06
                              15.07
                              15.09
                              15.12
                              15.15
                              15.16
                              15.2
                              15.19
                              15.11
                              15.03
                              14.95
                              14.84
                              14.78
                              14.7
                              14.73
                              14.76
                              14.59
                              14.57
                              14.52
                              14.39
                              14.51
                              14.54
                              14.51
                              14.49
                              14.55
                              14.62
                              14.56
                              14.51
                              14.43
                              14.53
                              14.32
                              14.22
                              14.08
                              14.14
                              14.04
                              14.14
                              14.13
                              14.28
                              14.3
                              14.29
                              14.2
                              14.25
                              14.3
10/31/05                      14.34


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.34
------------------------------------
Common Share Net Asset Value  $15.26
------------------------------------
Premium/(Discount) to NAV     -6.03%
------------------------------------
Market Yield                   5.86%
------------------------------------
Taxable-Equivalent Yield1      8.14%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $827,077
------------------------------------
Average Effective Maturity on
Securities (Years)             14.96
------------------------------------
Leverage-Adjusted Duration      7.62
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.78%         4.15%
------------------------------------
5-Year          8.78%         7.60%
------------------------------------
10-Year         6.56%         6.58%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       12.7%
------------------------------------
Texas                          12.0%
------------------------------------
Illinois                        9.3%
------------------------------------
Washington                      7.2%
------------------------------------
South Carolina                  5.8%
------------------------------------
Massachusetts                   5.7%
------------------------------------
Nevada                          4.8%
------------------------------------
Oklahoma                        4.3%
------------------------------------
California                      4.2%
------------------------------------
Colorado                        3.6%
------------------------------------
Pennsylvania                    3.1%
------------------------------------
New Jersey                      2.4%
------------------------------------
Alabama                         2.1%
------------------------------------
North Carolina                  1.7%
------------------------------------
Indiana                         1.6%
------------------------------------
Other                          19.5%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                27.1%
------------------------------------
Tax Obligation/General         19.5%
------------------------------------
Transportation                 12.7%
------------------------------------
Utilities                      11.0%
------------------------------------
Healthcare                      9.7%
------------------------------------
Tax Obligation/Limited          5.5%
------------------------------------
Consumer Staples                4.2%
------------------------------------
Other                          10.3%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Premier Municipal Income Fund, Inc.
NPF

Performance
      OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              57%
AA                               15%
A                                18%
BBB                               9%
NR                                1%


Bar Chart:
2004-2005 Monthly Tax-Free Dividends Per Share2
Nov                             0.08
Dec                            0.077
Jan                            0.077
Feb                            0.077
Mar                            0.074
Apr                            0.074
May                            0.074
Jun                             0.07
Jul                             0.07
Aug                             0.07
Sep                            0.066
Oct                            0.066


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.49
                              14.48
                              14.47
                              14.59
                              14.2
                              13.99
                              14.16
                              14.05
                              14.07
                              14.06
                              14.06
                              14.05
                              14.1
                              14.1
                              14.01
                              14.11
                              14.16
                              14.05
                              14.07
                              14.02
                              13.93
                              13.97
                              13.91
                              13.95
                              13.97
                              14.02
                              14.1
                              14.05
                              14.16
                              13.96
                              13.93
                              13.96
                              13.92
                              13.93
                              13.88
                              13.65
                              13.71
                              13.64
                              13.65
                              13.65
                              13.69
                              13.83
                              13.9
                              13.91
                              13.84
                              13.86
                              13.92
                              13.99
                              14.03
                              14.11
                              13.9
                              13.94
                              13.94
                              13.9
                              14.02
                              13.99
                              14.03
                              14.09
                              14.04
                              14.05
                              14.08
                              14.12
                              14.11
                              14.19
                              14.17
                              14.35
                              14.43
                              14.55
                              14.54
                              14.45
                              14.49
                              14.38
                              14.33
                              14.3
                              14.3
                              14.26
                              14.1
                              13.92
                              13.98
                              14.09
                              14.19
                              14.19
                              14.29
                              14.32
                              14.28
                              14.28
                              14.32
                              14.32
                              14.16
                              14.2
                              14.05
                              13.93
                              13.8
                              13.71
                              13.82
                              13.71
                              13.61
                              13.54
                              13.32
                              13.34
                              13.22
                              13.27
                              13.37
                              13.46
                              13.49
                              13.5
                              13.46
                              13.49
                              13.47
                              13.47
                              13.51
                              13.58
                              13.52
                              13.64
                              13.61
                              13.64
                              13.67
                              13.57
                              13.55
                              13.58
                              13.62
                              13.62
                              13.68
                              13.69
                              13.68
                              13.68
                              13.71
                              13.79
                              13.81
                              13.83
                              13.74
                              13.8
                              13.88
                              13.86
                              13.9
                              13.92
                              13.99
                              13.97
                              14.05
                              14.05
                              14
                              14.07
                              14.12
                              14.12
                              14.01
                              14.1
                              14.09
                              14.06
                              14.13
                              14.15
                              14.13
                              14.16
                              14.24
                              14.16
                              14.18
                              14.12
                              14.16
                              13.99
                              14.08
                              14.03
                              14.04
                              14.05
                              14.1
                              14.09
                              14.09
                              14.14
                              14.15
                              14.17
                              14.21
                              14.19
                              14.13
                              14.19
                              14.16
                              14.23
                              14.22
                              14.28
                              14.21
                              14.2
                              14.16
                              14.2
                              14.2
                              14.18
                              14.18
                              14.2
                              14.2
                              14.22
                              14.2
                              14.22
                              14.27
                              14.27
                              14.32
                              14.33
                              14.34
                              14.24
                              14.08
                              14.09
                              14.04
                              14.05
                              14.05
                              14.02
                              14.01
                              14.06
                              14.06
                              14.05
                              14
                              14.03
                              14.03
                              14.07
                              14.11
                              14.08
                              14.12
                              14.13
                              14.16
                              14.23
                              14.23
                              14.25
                              14.21
                              14.23
                              14.25
                              14.25
                              14.19
                              14.1
                              13.98
                              13.97
                              13.95
                              13.97
                              14
                              13.95
                              13.89
                              13.79
                              13.75
                              13.91
                              13.97
                              14.02
                              13.89
                              13.88
                              13.94
                              13.86
                              13.85
                              13.89
                              13.89
                              13.77
                              13.51
                              13.56
                              13.45
                              13.36
                              13.38
                              13.33
                              13.4
                              13.49
                              13.49
                              13.45
                              13.52
                              13.52
10/31/05                      13.57


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.57
------------------------------------
Common Share Net Asset Value  $14.90
------------------------------------
Premium/(Discount) to NAV     -8.93%
------------------------------------
Market Yield                   5.84%
------------------------------------
Taxable-Equivalent Yield1      8.11%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $299,423
------------------------------------
Average Effective Maturity on
Securities (Years)             15.17
------------------------------------
Leverage-Adjusted Duration     10.16
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.05%         2.49%
------------------------------------
5-Year          6.96%         7.45%
------------------------------------
10-Year         6.15%         6.50%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     16.7%
------------------------------------
New York                       11.9%
------------------------------------
Washington                      7.4%
------------------------------------
Illinois                        7.2%
------------------------------------
South Carolina                  5.1%
------------------------------------
Arizona                         3.6%
------------------------------------
Texas                           3.5%
------------------------------------
Florida                         3.4%
------------------------------------
Wisconsin                       3.3%
------------------------------------
Indiana                         3.1%
------------------------------------
Minnesota                       3.1%
------------------------------------
Maine                           3.0%
------------------------------------
Georgia                         2.8%
------------------------------------
North Carolina                  2.6%
------------------------------------
Massachusetts                   2.4%
------------------------------------
Rhode Island                    1.8%
------------------------------------
Ohio                            1.8%
------------------------------------
Other                          17.3%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         16.9%
------------------------------------
Tax Obligation/Limited         13.9%
------------------------------------
Utilities                      13.9%
------------------------------------
U.S. Guaranteed                13.5%
------------------------------------
Healthcare                     12.5%
------------------------------------
Transportation                  6.4%
------------------------------------
Education and Civic
   Organizations                6.1%
------------------------------------
Water and Sewer                 5.2%
------------------------------------
Other                          11.6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1359 per share.

Nuveen Municipal High Income Opportunity Fund
NMZ

Performance
     OVERVIEW  As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              10%
AA                                3%
A                                12%
BBB                              16%
BB or Lower                      19%
NR                               40%

Bar Chart:
2004-2005 Monthly Tax-Free Dividends Per Share2
Nov                            0.089
Dec                            0.089
Jan                            0.089
Feb                            0.089
Mar                            0.089
Apr                            0.089
May                            0.089
Jun                            0.089
Jul                            0.089
Aug                            0.089
Sep                            0.089
Oct                            0.089

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15.05
                              15.16
                              15.05
                              15.08
                              14.86
                              14.8
                              14.73
                              14.77
                              14.77
                              14.98
                              15
                              14.95
                              14.93
                              15.02
                              14.89
                              14.93
                              14.88
                              14.91
                              14.88
                              15
                              15.09
                              15
                              15
                              15.02
                              15.06
                              15
                              15
                              14.98
                              15
                              14.85
                              14.82
                              14.92
                              14.95
                              14.92
                              15
                              14.95
                              15
                              15.01
                              15.02
                              15.01
                              15.02
                              15.15
                              15.18
                              15.1
                              15.01
                              15.08
                              15.01
                              15.14
                              15.11
                              15
                              14.95
                              14.98
                              15.1
                              14.98
                              14.94
                              14.9
                              14.92
                              14.96
                              14.91
                              14.87
                              14.95
                              15
                              14.95
                              15
                              15.09
                              15.12
                              15.2
                              15.3
                              15.42
                              15.34
                              15.4
                              15.2
                              15.3
                              15.27
                              15.25
                              15.18
                              15.23
                              15.2
                              15.1
                              15.25
                              15.36
                              15.3
                              15.25
                              15.25
                              15.32
                              15.33
                              15.34
                              15.3
                              15.21
                              15.2
                              15.11
                              14.97
                              15.04
                              14.91
                              15
                              15.08
                              14.9
                              14.85
                              14.7
                              14.82
                              14.75
                              14.78
                              14.79
                              14.92
                              14.93
                              15.01
                              14.99
                              15.1
                              15.06
                              15.03
                              15
                              15.05
                              14.95
                              14.93
                              15
                              15.02
                              15
                              15.07
                              15.16
                              15.12
                              15.04
                              15.14
                              15.15
                              15.23
                              15.43
                              15.43
                              15.26
                              15.37
                              15.39
                              15.47
                              15.47
                              15.63
                              15.62
                              15.44
                              15.48
                              15.44
                              15.44
                              15.31
                              15.4
                              15.36
                              15.35
                              15.47
                              15.33
                              15.32
                              15.4
                              15.39
                              15.42
                              15.46
                              15.56
                              15.55
                              15.62
                              15.64
                              15.6
                              15.61
                              15.63
                              15.49
                              15.6
                              15.63
                              15.64
                              15.65
                              15.67
                              15.59
                              15.64
                              15.68
                              15.67
                              15.73
                              15.73
                              15.75
                              15.67
                              15.75
                              15.84
                              15.84
                              15.94
                              16
                              15.97
                              16
                              15.97
                              15.91
                              15.63
                              15.42
                              15.45
                              15.47
                              15.5
                              15.51
                              15.5
                              15.8
                              15.69
                              15.79
                              15.77
                              15.77
                              15.8
                              15.89
                              15.81
                              15.86
                              15.84
                              15.75
                              15.8
                              15.8
                              15.68
                              15.74
                              15.78
                              15.78
                              15.75
                              15.73
                              15.7
                              15.73
                              15.84
                              15.85
                              15.77
                              15.79
                              15.81
                              15.8
                              15.96
                              16.01
                              16.04
                              16.03
                              16.02
                              16.07
                              16.18
                              16.29
                              16.14
                              16.05
                              16.05
                              15.98
                              15.95
                              15.92
                              15.98
                              15.95
                              15.92
                              15.87
                              15.8
                              15.92
                              15.87
                              16
                              16.05
                              16.02
                              15.98
                              16.05
                              16
                              16.09
                              16.18
                              16
                              15.78
                              15.73
                              15.7
                              15.68
                              15.66
                              15.65
                              15.85
                              15.81
                              15.86
                              15.88
                              16
                              16.02
10/31/05                      15.99


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.99
------------------------------------
Common Share Net Asset Value  $15.36
------------------------------------
Premium/(Discount) to NAV      4.10%
------------------------------------
Market Yield                   6.68%
------------------------------------
Taxable-Equivalent Yield1      9.28%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $357,025
------------------------------------
Average Effective Maturity on
Securities (Years)             21.39
------------------------------------
Leverage-Adjusted Duration      8.69
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         14.35%        11.20%
------------------------------------
Since
Inception      10.63%        11.08%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     13.4%
------------------------------------
Illinois                        7.7%
------------------------------------
Colorado                        6.8%
------------------------------------
Florida                         6.5%
------------------------------------
Texas                           6.2%
------------------------------------
Louisiana                       4.6%
------------------------------------
Wisconsin                       4.1%
------------------------------------
Pennsylvania                    3.4%
------------------------------------
Michigan                        3.3%
------------------------------------
Arizona                         3.3%
------------------------------------
Oklahoma                        3.0%
------------------------------------
Virginia                        3.0%
------------------------------------
Ohio                            2.8%
------------------------------------
New Jersey                      2.8%
------------------------------------
Washington                      2.5%
------------------------------------
Indiana                         2.5%
------------------------------------
New York                        2.4%
------------------------------------
Virgin Islands                  2.4%
------------------------------------
Maryland                        2.4%
------------------------------------
Other                          16.9%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     24.0%
------------------------------------
Tax Obligation/Limited         20.8%
------------------------------------
Housing/Multifamily            10.6%
------------------------------------
Transportation                  7.6%
------------------------------------
Education and Civic
   Organizations                6.8%
------------------------------------
U.S. Guaranteed                 6.0%
------------------------------------
Utilities                       5.8%
------------------------------------
Consumer Staples                4.8%
------------------------------------
Other                          13.6%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2004 of $0.0621 per share.

Shareholder
           MEETING REPORT

The annual shareholder meeting was held on July 26, 2005, at The Northern Trust Bank, 50 S. LaSalle St., Chicago, Illinois.

                                              NQM                                 NQS                               NQU
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                   Common and                          Common and                         Common and
                                MuniPreferred                       MuniPreferred                      MuniPreferred
                                shares voting                       shares voting                      shares voting
                          together as a class                 together as a class                together as a class
====================================================================================================================================
      For                          32,473,248                          31,015,979                         49,020,175
      Against                         281,107                             282,118                            302,491
      Abstain                         349,338                             426,104                            667,963
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                          31,724,201                         49,990,629
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                   Common and                          Common and                        Common and
                                MuniPreferred     MuniPreferred     MuniPreferred      MuniPreferred   MuniPreferred   MuniPreferred
                                shares voting     shares voting     shares voting      shares voting   shares voting   shares voting
                                     together          together          together           together        together        together
                                   as a class        as a class        as a class         as a class      as a class      as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
      For                          32,753,131                --        31,362,535                 --      49,413,525              --
      Withhold                        350,562                --           361,666                 --         577,104              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                --        31,724,201                 --      49,990,629              --
====================================================================================================================================
Lawrence H. Brown
      For                          32,731,541                --        31,382,972                 --      49,428,832              --
      Withhold                        372,152                --           341,229                 --         561,797              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                --        31,724,201                 --      49,990,629              --
====================================================================================================================================
Jack B. Evans
      For                          32,763,449                --        31,366,614                 --      49,429,263              --
      Withhold                        340,244                --           357,587                 --         561,366              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                --        31,724,201                 --      49,990,629              --
====================================================================================================================================
William C. Hunter
      For                          32,764,501                --        31,368,612                 --      49,437,944              --
      Withhold                        339,192                --           355,589                 --         552,685              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                --        31,724,201                 --      49,990,629              --
====================================================================================================================================
David J. Kundert
      For                          32,758,179                --        31,373,193                 --      49,429,839              --
      Withhold                        345,514                --           351,008                 --         560,790              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                --        31,724,201                 --      49,990,629              --
====================================================================================================================================
William J. Schneider
      For                                  --            11,416                --             10,632              --          17,092
      Withhold                             --                71                --                 39              --              28
------------------------------------------------------------------------------------------------------------------------------------
      Total                                --            11,487                --             10,671              --          17,120
====================================================================================================================================
Timothy R. Schwertfeger
      For                                  --            11,416                --             10,632              --          17,092
      Withhold                             --                71                --                 39              --              28
------------------------------------------------------------------------------------------------------------------------------------
      Total                                --            11,487                --             10,671              --           17,12
====================================================================================================================================
Judith M. Stockdale
      For                          32,760,785                --        31,384,517                 --      49,436,287              --
      Withhold                        342,908                --           339,684                 --         554,342              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                --        31,724,201                 --      49,990,629              --
====================================================================================================================================
Eugene S. Sunshine
      For                          32,746,974                --        31,375,432                 --      49,441,795              --
      Withhold                        356,719                --           348,769                 --         548,834              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                        33,103,693                --        31,724,201                 --      49,990,629              --
====================================================================================================================================

Shareholder
     MEETING REPORT (continued)
                                                                                NPF                                NMZ
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:
                                                                       Common and                         Common and
                                                                    MuniPreferred                      MuniPreferred
                                                                    shares voting                      shares voting
                                                              together as a class                together as a class
====================================================================================================================================
      For                                                              18,115,955                         22,382,046
      Against                                                             105,373                            179,368
      Abstain                                                             281,206                            168,300
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                         22,729,714
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                                                       Common and                         Common and
                                                                    MuniPreferred      MuniPreferred   MuniPreferred   MuniPreferred
                                                                    shares voting      shares voting   shares voting   shares voting
                                                                         together           together        together        together
                                                                       as a class         as a class      as a class      as a class
====================================================================================================================================
Robert P. Bremner
      For                                                              18,257,879                 --      22,580,613              --
      Withhold                                                            244,655                 --         149,101              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                 --      22,729,714              --
====================================================================================================================================
Lawrence H. Brown
      For                                                              18,250,760                 --      22,556,526              --
      Withhold                                                            251,774                 --         173,188              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                 --      22,729,714              --
====================================================================================================================================
Jack B. Evans
      For                                                              18,252,946                 --      22,574,624              --
      Withhold                                                            249,588                 --         155,090              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                 --      22,729,714              --
====================================================================================================================================
William C. Hunter
      For                                                              18,257,117                 --      22,580,297              --
      Withhold                                                            245,417                 --         149,417              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                 --      22,729,714              --
====================================================================================================================================
David J. Kundert
      For                                                              18,245,767                 --      22,581,156              --
      Withhold                                                            256,767                 --         148,558              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                 --      22,729,714              --
====================================================================================================================================
William J. Schneider
      For                                                                      --              6,259              --           6,100
      Withhold                                                                 --                  3              --              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                    --              6,262              --           6,100
====================================================================================================================================
Timothy R. Schwertfeger
      For                                                                      --              6,259              --           6,100
      Withhold                                                                 --                  3              --              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                    --              6,262              --           6,100
====================================================================================================================================
Judith M. Stockdale
      For                                                              18,252,111                 --      22,591,307              --
      Withhold                                                            250,423                 --         138,407              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                 --      22,729,714              --
====================================================================================================================================
Eugene S. Sunshine
      For                                                              18,256,205                 --      22,587,972              --
      Withhold                                                            246,329                 --         141,742              --
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                            18,502,534                 --      22,729,714              --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund as of October 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., and Nuveen Municipal High Income Opportunity Fund at October 31, 2005, and the results of their operations for the year then ended, and changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
December 14, 2005

                        Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2% (0.1% OF TOTAL INVESTMENTS)


$       1,250   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB     $    1,238,400
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         BBB          4,211,920
                 Settlement Asset-Backed Bonds, Series 2000,
                 6.500%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,185   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA          3,237,935
                 Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.5% (1.6% OF TOTAL INVESTMENTS)

        2,170   Arkansas Development Finance Authority, Home Mortgage                 7/08 at 101.50         AAA          2,189,443
                 Revenue Bonds, FNMA/GNMA  Mortgage-Backed Securities
                 Program, Series 1998A, 5.150%, 7/01/17

                University of Arkansas, Pine Bluff Campus, Revenue Bonds, Series 2005A:
        3,290    5.000%, 12/01/30 - AMBAC Insured                                    12/15 at 100.00         Aaa          3,409,888
        2,000    5.000%, 12/01/35 - AMBAC Insured                                    12/15 at 100.00         Aaa          2,067,960

                Van Buren County, Arkansas, Sales and Use Tax Revenue
                Refunding and Construction Bonds, Series 2000:
        1,055    5.600%, 12/01/25 - AMBAC Insured                                    12/10 at 100.00         Aaa          1,140,782
        3,600    5.650%, 12/01/31 - AMBAC Insured                                    12/10 at 100.00         Aaa          3,904,056

        1,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB            979,960
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/30

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 18.1% (11.6% OF TOTAL INVESTMENTS)

        3,000   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          3,024,690
                 University of Southern California, Series 2005,
                 4.750%, 10/01/28

        2,500   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          2,534,425
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/27 (DD, settling 11/08/05)

       10,000   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00           A         10,528,900
                 5.250%, 2/01/25

        5,925   California State Public Works Board, Lease Revenue Refunding         12/05 at 100.00         Aa2          5,930,155
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/21

        1,000   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+          1,015,460
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/30

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          1,998,515
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,675   Commerce Joint Power Financing Authority, California,                   No Opt. Call          AA          2,695,303
                 Tax Allocation Refunding Bonds, Redevelopment
                 Projects 2 and 3, Series 2003A, 5.000%, 8/01/28 -
                 RAAI Insured

        9,740   Huntington Park Redevelopment Agency, California, Single                No Opt. Call         AAA         13,612,234
                 Family Residential Mortgage Revenue Refunding Bonds,
                 Series 1986A, 8.000%, 12/01/19

        5,730   Los Angeles Unified School District, California, General              7/12 at 100.00         AAA          6,049,734
                 Obligation Bonds, Series 2002E, 5.125%, 7/01/22 -
                 MBIA Insured

        1,030   Natomas Union School District, Sacramento County, California,           No Opt. Call         AAA          1,206,614
                 General Obligation Refunding Bonds, Series 1999,
                 5.950%, 9/01/21 - MBIA Insured

       15,770   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         21,195,984
                 County, California, Revenue Refunding Bonds,
                 Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 -
                 MBIA Insured

       13,145   Perris, California, GNMA Mortgage-Backed Securities Program             No Opt. Call         AAA         18,397,479
                 Single Family Mortgage Revenue Bonds, Series 1988B,
                 8.200%, 9/01/23 (Alternative Minimum Tax)

        3,415   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          3,633,936
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
$       6,175    0.000%, 1/15/28 - MBIA Insured                                         No Opt. Call         AAA     $    2,030,093
        8,135    0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call         AAA          1,967,612
       17,195    0.000%, 1/15/35 - MBIA Insured                                         No Opt. Call         AAA          3,910,143

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.8% (3.1% OF TOTAL INVESTMENTS)

          105   Colorado Housing Finance Authority, Single Family Program             5/06 at 105.00         Aa2            107,639
                 Senior Bonds, Series 1996B, 7.450%, 11/01/27

       12,450   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         13,519,704
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19
                 (Alternative Minimum Tax) - AMBAC Insured

        3,200   Denver City and County, Colorado, Special Facilities Airport          4/06 at 100.00         N/R          2,810,080
                 Revenue Bonds, United Air Lines Corporation, Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax) #

        7,865   El Paso County School District 11, Colorado Springs, Colorado,       12/07 at 125.00         AA-         10,080,649
                 General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 6.1% (4.0% OF TOTAL INVESTMENTS)

        3,000   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA          3,461,610
                 6.000%, 6/01/16 - MBIA Insured

       15,950   District of Columbia, Revenue Bonds, Georgetown University,            4/11 at 31.03         AAA          3,764,200
                 Series 2001A, 0.000%, 4/01/31 - MBIA Insured

       23,645   District of Columbia Water and Sewerage Authority, Public             4/09 at 160.00         AAA         26,829,036
                 Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        1,570   Escambia County Health Facilities Authority, Florida, Health         10/08 at 101.00          A3          1,599,485
                 Facility Revenue Refunding Bonds, Baptist Hospital and
                 Baptist Manor, Series 1998, 5.125%, 10/01/19

        3,200   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,551,744
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        1,000   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,        1/13 at 100.00         AAA          1,036,230
                 5.000%, 1/01/25 - FGIC Insured

        3,700   Sarasota County, Florida, Utility System Revenue Bonds,              10/15 at 100.00         AAA          3,878,229
                 Series 2005A, 5.000%, 10/01/24 -  FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 6.0% (3.9% OF TOTAL INVESTMENTS)

       17,500   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA         19,117,350
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded to 1/01/10) -
                 FGIC Insured

        2,710   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          2,826,693
                 Series 2004, 5.000%, 11/01/23 - FSA Insured

        2,000   Dalton Development Authority, Georgia, Revenue Certificates,            No Opt. Call         AAA          2,257,900
                 Hamilton Health Care System Inc., Series 1996,
                 5.500%, 8/15/26 - MBIA Insured

        5,980   Fulton County Development Authority, Georgia, Revenue Bonds,          9/11 at 102.00         AAA          6,501,875
                 Georgia State University - TUFF/Atlanta Housing LLC,
                 Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

        2,250   Georgia Municipal Electric Authority, Project One Special               No Opt. Call          A+          2,671,493
                 Obligation Bonds, Fourth Crossover Series 1997E,
                 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.9% (0.6% OF TOTAL INVESTMENTS)

        4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,            12/11 at 100.00         Aaa          5,120,004
                 5.375%, 12/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.7% (6.3% OF TOTAL INVESTMENTS)

        4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene                 3/10 at 101.00          AA          5,121,487
                 University, Series 2000, 6.250%, 3/01/20 - RAAI Insured

        9,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          4,089,690
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13) #

        4,775   Chicago Public Building Commission, Illinois, General                 3/13 at 100.00         AAA          5,049,754
                 Obligation Lease Bonds, Chicago Transit Authority,
                 Series 2003, 5.250%, 3/01/23 - AMBAC Insured

        2,110   Illinois Development Finance Authority, Local Government              1/11 at 100.00         Aaa          2,345,117
                 Program Revenue Bonds, DuPage and Cook Counties
                 Community Unit School District 205 - Elmhurst, Series 2000,
                 6.000%, 1/01/19 (Pre-refunded to 1/01/11) - FSA Insured


                                       21


                        Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                              Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
$       2,500    5.250%, 11/15/21                                                     5/14 at 100.00           A     $    2,591,300
        1,000    5.250%, 11/15/22                                                     5/14 at 100.00           A          1,034,390

       12,725   Kane, Cook and DuPage Counties School District 46, Elgin,               No Opt. Call         Aaa         15,471,564
                 Illinois, General Obligation School Bonds, Series 1997,
                 7.800%, 1/01/12 - FSA Insured

        6,300   Madison County Community Unit School District 7,                        No Opt. Call         AAA          7,039,368
                 Edwardsville, Illinois, School Building Bonds, Series 1994,
                 5.850%, 2/01/13 - FGIC Insured

        6,015   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          2,808,584
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 0.000%, 12/15/21 - MBIA Insured

        3,585   Pekin, Illinois, FHA-Insured Section 8 Multifamily Housing           11/05 at 101.00         AAA          3,617,337
                 Revenue Refunding Bonds, United Auto Workers Senior
                 Center, Series 1992A, 6.875%, 5/01/22

        1,180   Will County School District 17, Channahon, Illinois, General            No Opt. Call         Aaa          1,535,522
                 Obligation School Building Bonds, Series 2001,
                 8.400%, 12/01/13 - AMBAC Insured

                Will County High School District 204, Joliet, Illinois, General
                Obligation Bonds, Series 2001:
        1,145    8.700%, 12/01/13 - FSA Insured                                         No Opt. Call         AAA          1,513,507
        1,300    8.700%, 12/01/14 - FSA Insured                                         No Opt. Call         AAA          1,752,933

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage       4/11 at 101.00      Aa3***          6,157,213
                 Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded to 4/01/11)

        1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily Housing        7/10 at 102.00         Aaa          1,975,072
                 Mortgage Revenue Bonds, Cloverleaf Apartments Project
                 Phase I, Series 2000, 6.000%, 1/20/31

                St. Joseph County Hospital Authority, Indiana, Revenue Bonds,
                Madison Center Inc., Series 2005:
        1,550    5.250%, 2/15/23                                                      2/15 at 100.00         BBB          1,545,521
        2,500    5.375%, 2/15/34                                                      2/15 at 100.00         BBB          2,458,725

        2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing         7/10 at 102.00         Aaa          2,622,120
                 Revenue Bonds, Blueridge Terrace Project, Series 2000,
                 6.050%, 1/20/36

        2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage        1/13 at 101.00         AAA          3,080,957
                 Bonds, Series 2001, 5.750%, 7/15/14 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        1,055   Sedgwick and Shawnee Counties, Kansas, GNMA                             No Opt. Call         Aaa          1,060,528
                 Mortgage-Backed Securities Program Single Family
                 Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29
                 (Alternative Minimum Tax)

        3,840   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest           8/16 at 100.00         AAA          5,041,037
                 Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Alternative
                 Minimum Tax) (Pre-refunded to 8/15/16)

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,000   Jefferson County, Kentucky, Health Facilities Revenue                 1/07 at 102.00         AAA          2,087,460
                 Refunding Bonds, Jewish Hospital HealthCare Services Inc.,
                 Series 1996, 5.700%, 1/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.8% (2.5% OF TOTAL INVESTMENTS)

        1,265   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/07 at 102.00         Aaa          1,268,200
                 GNMA/FNMA Mortgage-Backed Securities Program Family
                 Mortgage Revenue Refunding Bonds, Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

          675   Jefferson Parish Home Mortgage Authority, Louisiana, Single          12/09 at 103.00         Aaa            677,646
                 Family Mortgage Revenue Refunding Bonds, Series 2000A-2,
                 7.500%, 12/01/30 (Alternative Minimum Tax)
                 (Pre-refunded to 12/01/09)

                Jefferson Parish Home Mortgage Authority, Louisiana, Single
                Family Mortgage Revenue Bonds, Series  2000G-2:
        1,575    6.300%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          1,637,811
        1,015    5.550%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          1,034,031

        3,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          3,058,440
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

       11,545   Orleans Parish School Board, Louisiana, General Obligation              No Opt. Call         AAA         13,489,409
                 Refunding Bonds, Series 1987, 9.000%, 2/01/09 -
                 MBIA Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       2,500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1     $    2,603,725
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7% (2.4% OF TOTAL INVESTMENTS)

        5,155   Massachusetts Development Financing Authority, Assisted              12/09 at 102.00         N/R          4,986,999
                 Living Revenue Bonds, Prospect House Apartments,
                 Series 1999, 7.000%, 12/01/31

        1,640   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB          1,780,564
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.500%, 7/01/21

        1,325   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00         BBB          1,306,344
                 Revenue Bonds, UMass Memorial Health Care,
                 Series 2005D, 5.000%, 7/01/33

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,040,520
                 Revenue Refunding Bonds, Ogden  Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

        6,600   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA          6,919,836
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 -
                 FSA Insured

        2,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          2,170,420
                 Bonds, Series 2004, 5.250%, 1/01/22 (Pre-refunded to
                 1/01/14) - FGIC Insured

        1,000   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA          1,083,480
                 Bonds, Series 2005A, 5.250%, 8/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.9% (2.5% OF TOTAL INVESTMENTS)

        4,250   Detroit City School District, Wayne County, Michigan, Unlimited       5/12 at 100.00         AAA          4,677,593
                 Tax School Building and Site Improvement Bonds,
                 Series 2001A, 5.500%, 5/01/20 (Pre-refunded to 5/01/12) -
                 FSA Insured

       10,215   Detroit, Michigan, Water Supply System Revenue Refunding                No Opt. Call         AAA         12,115,194
                 Bonds, Series 1993, 6.500%, 7/01/15 - FGIC Insured

        1,800   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          1,912,536
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

                Michigan State Building Authority, Revenue Bonds, Facilities
                Program, Series 2005II:
        1,605    5.000%, 10/15/21 - AMBAC Insured                                    10/15 at 100.00         AAA          1,691,863
        1,350    5.000%, 10/15/22 - AMBAC Insured                                    10/15 at 100.00         AAA          1,418,594

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 7.2% (4.6% OF TOTAL INVESTMENTS)

        8,250   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          8,260,395
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        5,000   Dakota and Washington Counties Housing and Redevelopment                No Opt. Call         AAA          7,088,950
                 Authority, Minnesota, GNMA  Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

          700   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2            727,153
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

                Minnesota Agricultural and Economic Development Board,
                Healthcare System Revenue Bonds, Fairview Hospital and
                Healthcare Services, Series 2000A:
       19,380    6.375%, 11/15/29 (Pre-refunded to 11/15/10)                         11/10 at 101.00        A***         21,985,253
          620    6.375%, 11/15/29                                                    11/10 at 101.00           A            669,705

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,079,380
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,276,721
                 Revenue Bonds, Baptist Memorial Healthcare,
                 Series 2004B-1, 5.000%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.8% (1.2% OF TOTAL INVESTMENTS)

        7,450   Kansas City Industrial Development Authority, Missouri,               1/07 at 102.00         AAA          7,723,341
                 FNMA Multifamily Housing Revenue Bonds, Royal Woods
                 Apartments Project, Series 1997, 5.600%, 1/01/30 (Alternative
                 Minimum Tax) (Mandatory put 1/01/10)

          135   Missouri Housing Development Commission, GNMA/FNMA                    3/07 at 105.00         AAA            136,196
                 Single Family Mortgage Revenue Bonds, Homeownership
                 Loan Program, Series 1997A-2, 7.300%, 3/01/28 (Alternative
                 Minimum Tax)

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                        No Opt. Call        BBB+            882,157
        1,225    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,227,719


                                       23

                        Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       3,000   Montana Board of Housing, Single Family Program Bonds,                6/14 at 100.00         AA+     $    2,947,260
                 Series 2005-RA-1, 4.750%, 6/01/44 (WI, settling 11/16/05)

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.8% (0.4% OF TOTAL INVESTMENTS)

        2,640   NebHelp Inc., Nebraska, Revenue Bonds, Student Loan                   3/06 at 101.00         AAA          2,645,861
                 Program, Series 1993B, 5.875%, 6/01/14 (Alternative
                 Minimum Tax) - MBIA Insured

        1,985   Nebraska Investment Finance Authority, Single Family Housing          3/06 at 100.75         AAA          2,002,309
                 Revenue Bonds, Series 1995B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.0% (3.2% OF TOTAL INVESTMENTS)

       11,000   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         12,132,010
                 Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded to
                 6/15/12) - MBIA Insured

       14,530   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         AAA         15,755,315
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.625%, 1/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,350   Essex County, New Jersey, General Obligation Bonds,                   5/15 at 100.00         Aaa          3,511,336
                 Series 2005A, 5.000%, 5/01/26 - MBIA Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/15 at 100.00         AAA          2,116,960
                 Princeton University, Series 2005A, 5.000%, 7/01/24

        1,910   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          1,985,636
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Farmington, New Mexico, Hospital Revenue Bonds, San Juan
                Regional Medical Center Inc., Series 2004A:
          880    5.125%, 6/01/17                                                      6/14 at 100.00          A3            915,147
        1,295    5.125%, 6/01/19                                                      6/14 at 100.00          A3          1,336,311

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 19.9% (12.8% OF TOTAL INVESTMENTS)

        2,250   Metropolitan Transportation Authority, New York,                     11/15 at 100.00         AAA          2,339,100
                 Transportation Revenue Bonds, Series 2005B,
                 5.000%, 11/15/30 - AMBAC Insured

        5,000   New York City, New York, General Obligation Bonds,                    6/13 at 100.00          A+          5,376,200
                 Fiscal Series 2003J, 5.500%, 6/01/20

        3,600   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          A+          3,864,060
                 Fiscal Series 2004B, 5.250%, 8/01/15

        5,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          A+          5,297,300
                 Fiscal Series 2004C, 5.250%, 8/15/20

        4,200   New York City, New York, General Obligation Bonds,                    3/15 at 100.00          A+          4,311,636
                 Fiscal Series 2005J, 5.000%, 3/01/25

        7,000   New York City, New York, General Obligation Bonds,                    4/15 at 100.00          A+          7,198,310
                 Fiscal Series 2005M, 5.000%, 4/01/24

        1,250   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,301,788
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/25 - MBIA Insured

        7,800   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          8,103,576
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/28 - AMBAC Insured

       10,000   New York City Transitional Finance Authority, New York, Senior       11/15 at 100.00         AAA         10,460,600
                 Lien Future Tax Secured Bonds, Fiscal Series 2006A-1,
                 5.000%, 11/01/23 (WI, settling 11/03/05)

        3,850   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AAA          4,167,510
                 Future Tax Secured Bonds, Fiscal Series 2000C,
                 5.500%, 11/01/24 (Pre-refunded to 5/01/10)

        5,570   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          5,796,810
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/22

        5,000   New York State Municipal Bond Bank Agency, Special School             6/13 at 100.00          A+          5,297,800
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        6,440    5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00         AAA          6,728,319
        3,000    4.750%, 1/01/29 - FSA Insured                                        7/15 at 100.00         AAA          3,031,110


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       2,030   New York State Thruway Authority, Highway and Bridge Trust           10/15 at 100.00         AAA     $    2,141,163
                 Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/21 - AMBAC Insured

        4,205   New York State Urban Development Corporation, State                   3/14 at 100.00         AAA          4,378,372
                 Personal Income Tax Revenue Bonds, Series 2004A-1,
                 5.000%, 3/15/23 - FGIC Insured

       16,445   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA         19,111,228
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        3,225    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          3,377,833
        1,665    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,741,390

        5,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          5,767,416
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 5.7% (3.6% OF TOTAL INVESTMENTS)

        2,795   Charlotte, North Carolina, FHA-Insured Mortgage Revenue              11/07 at 100.00         AAA          2,902,635
                 Bonds, Double Oaks Apartments, Series 1992, 7.350%, 5/15/26

       19,775   North Carolina Eastern Municipal Power Agency, Power System           1/07 at 102.00         AAA         20,711,742
                 Revenue Refunding Bonds, Series 1996B, 5.875%, 1/01/21 -
                 MBIA Insured

        7,420   North Carolina Medical Care Commission, Health System                10/11 at 101.00          AA          7,742,844
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.7% (1.1% OF TOTAL INVESTMENTS)

        8,650   Cuyahoga County, Ohio, Hospital Revenue and Improvement               2/09 at 101.00       A-***          9,454,104
                 Bonds, MetroHealth System, Series 1999, 6.150%, 2/15/29
                 (Pre-refunded to 2/15/09)

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-          3,142,722
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,355   Chester County, Pennsylvania, General Obligation Bonds,               5/15 at 100.00         Aa1          1,419,363
                 Series 2005, 5.000%, 11/15/23

        5,000   Philadelphia, Pennsylvania, General Obligation Bonds,                 3/11 at 100.00         AAA          5,332,800
                 Series 2001, 5.250%, 9/15/18 - FSA Insured

        1,000   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1          1,059,480
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.500%, 11/15/24

------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,626,150
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          1,038,390
                 Series 2005RR, 5.000%, 7/01/30 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 5.6% (3.6% OF TOTAL INVESTMENTS)

       24,000   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA         25,219,440
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.750%, 5/15/23 - MBIA Insured

        5,610   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          5,925,955
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        2,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,067,740
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          4,592,213
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        6,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          6,807,060
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30


                                       25

                        Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+     $    1,843,257
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          3,161,700
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.8% (10.8% OF TOTAL INVESTMENTS)

        3,135   Austin Housing Finance Corporation, Texas, GNMA                      12/10 at 105.00         Aaa          3,464,426
                 Collateralized Mortgage Loan Multifamily Housing
                 Revenue Bonds, Santa Maria Village Project, Series 2000A,
                 7.375%, 6/20/35 (Alternative Minimum Tax)

       13,130   Bexar County Housing Finance Corporation, Texas, Multifamily          5/16 at 100.00         N/R         12,675,046
                 Housing Revenue Bonds, American Opportunity for Housing,
                 Series 2001A, 7.500%, 5/01/33

        2,950   Bexar County Housing Finance Corporation, Texas, Multifamily          5/16 at 100.00         N/R          2,848,697
                 Housing Revenue Bonds, American Opportunity for Housing,
                 Series 2001B, 8.250%, 5/01/33

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                Bonds, Series 2000:
       18,075    5.500%, 2/15/22 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA         19,558,235
          635    5.500%, 2/15/22                                                      2/10 at 100.00         AAA            677,729

                Harris County Hospital District, Texas, Revenue Refunding
                Bonds, Series 1990:
        3,075    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          3,264,943
        5,890    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          6,402,489

        5,000   Harris County Hospital District, Texas, Revenue Refunding             8/10 at 100.00         AAA          5,482,200
                 Bonds, Series 2000, 6.000%, 2/15/14 - MBIA Insured

        2,256   Heart of Texas Housing Finance Corporation, GNMA                      6/10 at 105.00         AAA          2,472,734
                 Collateralized Mortgage Loan Revenue Bonds, Robinson
                 Garden Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)

                Houston, Texas, Junior Lien Water and Sewerage System
                Revenue Refunding Bonds, Series 1998A:
       11,950    0.000%, 12/01/22 - FSA Insured                                         No Opt. Call         AAA          5,296,718
        4,680    0.000%, 12/01/22 - FSA Insured                                         No Opt. Call         AAA          2,046,845

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
          800    5.250%, 8/15/21                                                        No Opt. Call        BBB-            819,432
        1,000    5.125%, 8/15/26                                                        No Opt. Call        BBB-            992,340

        3,960   Stafford Economic Development Corporation, Texas, Sales Tax           9/15 at 100.00         AAA          4,325,904
                 Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

        5,515   Tarrant County Health Facilities Development Corporation,            12/10 at 105.00         Aaa          6,210,883
                 Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                 Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                 Stockton Nursing Center, Lynnhaven Nursing Center and
                 Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22

                Texas Turnpike Authority, First Tier Revenue Bonds, Central
                Texas Turnpike System, Series 2002A:
       10,000    0.000%, 8/15/21 - AMBAC Insured                                        No Opt. Call         AAA          4,735,400
       12,000    0.000%, 8/15/23 - AMBAC Insured                                        No Opt. Call         AAA          5,066,880

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,            7/15 at 100.00        Baa3          2,499,825
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20
                 (WI, settling 11/15/05)

        3,965   Tyler Health Facilities Development Corporation, Texas,              11/07 at 102.00         AAA          4,170,823
                 Hospital Revenue Bonds, East Texas Medical Center Regional
                 Healthcare Center, Series 1997C, 5.600%, 11/01/27 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,935   Virginia Beach Development Authority, Virginia, Multifamily          10/14 at 102.00         N/R          1,999,629
                 Residential Rental Housing Revenue Bonds, Hamptons and
                 Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.6% (5.5% OF TOTAL INVESTMENTS)

       11,345   Chelan County Public Utility District 1, Washington, Columbia           No Opt. Call         AAA          5,901,442
                 River-Rock Island Hydro-Electric System Revenue Refunding
                 Bonds, Series 1997A, 0.000%, 6/01/19 - MBIA Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$      17,075   Port of Seattle, Washington, Limited Tax General Obligation          12/10 at 100.00         AA+     $   18,214,073
                 Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative
                 Minimum Tax)

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA          5,371,000
                 5.625%, 4/01/17 (Alternative Minimum Tax) - FGIC Insured

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         18,019,312
                 5.625%, 2/01/30 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,091,850
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.4% (1.6% OF TOTAL INVESTMENTS)

        7,565   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          8,021,850
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Eagle River Memorial Hospital Inc., Series 2000:
        1,000    5.750%, 8/15/20 - RAAI Insured                                       8/10 at 101.00          AA          1,072,260
        3,000    5.875%, 8/15/30 - RAAI Insured                                       8/10 at 101.00          AA          3,239,640

        1,150   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          1,211,982
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/24
------------------------------------------------------------------------------------------------------------------------------------
$     851,021   Total Long-Term Investments (cost $803,342,549) - 153.2%                                                848,516,751
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.2% (1.4% OF TOTAL INVESTMENTS)

        8,400   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                              VMIG-1          8,400,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2000, 2.730%, 7/01/30 - FSA Insured +

        3,000   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                              VMIG-1          3,000,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2005, 2.730%, 7/01/35 - FSA Insured +

        1,000   North Central Texas Health Facilities Development Corporation,                            VMIG-1          1,000,000
                 Hospital Revenue Bonds, Presbyterian Medical Center, Variable
                 Rate Demand Obligations, Series 1985D, 2.730%, 12/01/15 -
                 MBIA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$      12,400   Total Short-Term Investments (cost $12,400,000)                                                          12,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $815,742,549) - 155.4%                                                          860,916,751
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.1)%                                                                   (6,059,930)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.3)%                                                       (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  553,856,821
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Portion of security purchased on a delayed delivery
                         basis.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.

                        Nuveen Select Quality Municipal Fund, Inc. (NQS)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.0% (2.7% OF TOTAL INVESTMENTS)

$       4,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA     $    4,284,160
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded to 2/01/09) - FGIC Insured

       10,000   Lauderdale County and Florence Health Authority, Alabama,             7/10 at 102.00         AAA         11,081,700
                 Revenue Bonds, Coffee Health Group, Series 2000A,
                 6.000%, 7/01/29 - MBIA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB          5,535,130
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central               8/13 at 100.00         Aaa          2,084,080
                 Kenai Peninsula Hospital Service Area, Series 2003,
                 5.000%, 8/01/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,750   Salt River Project Agricultural Improvement and Power District,      12/13 at 100.00         AAA          3,941,888
                 Arizona, Electric System Revenue Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.0% (0.8% OF TOTAL INVESTMENTS)

        4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts              No Opt. Call          A3          5,348,115
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

          550   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA            585,063
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 (Alternative Minimum
                 Tax) - MBIA Insured

        1,000   Coachella Valley Unified School District, Riverside County,             No Opt. Call         AAA            283,190
                 California, General Obligation Bonds, Series 2005A,
                 0.000%, 8/01/30 - FGIC Insured

        1,045   Lake Tahoe Unified School District, El Dorado County,                   No Opt. Call         Aaa            294,972
                 California, General Obligation Bonds, Series 2001B,
                 0.000%, 8/01/31 - MBIA Insured

        5,000   Riverside County Asset Leasing Corporation, California,                 No Opt. Call         AAA          1,868,450
                 Leasehold Revenue Bonds, Riverside County Hospital
                 Project, Series 1997, 0.000%, 6/01/25 - MBIA Insured

       12,615   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA          2,868,651
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 1/15/35 - MBIA Insured

        5,000   Santa Monica Community College District, Los Angeles County,            No Opt. Call         AAA          1,733,750
                 California, General Obligation Bonds, Series 2005C,
                 0.000%, 8/01/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 9.1% (6.0% OF TOTAL INVESTMENTS)

       11,000   Colorado Department of Transportation, Revenue Anticipation           6/10 at 100.50         AAA         12,200,210
                 Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded to
                 6/15/10) - AMBAC Insured

        9,250   Colorado Health Facilities Authority, Remarketed Revenue              7/06 at 102.00         AAA          9,673,835
                 Bonds, Kaiser Permanente System, Series 1994A,
                 5.350%, 11/01/16

       16,995   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         18,088,118
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23
                 (Alternative Minimum Tax) - AMBAC Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 1997B:
        1,045    0.000%, 9/01/23 - MBIA Insured                                         No Opt. Call         AAA            435,410
        8,515    0.000%, 9/01/25 - MBIA Insured                                         No Opt. Call         AAA          3,166,643

       12,355   Northwest Parkway Public Highway Authority, Colorado, Senior           6/11 at 40.52         AAA          3,904,674
                 Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.8% (1.2% OF TOTAL INVESTMENTS)

        9,285   Connecticut Development Authority, Health Facilities Revenue          2/06 at 101.00         N/R          9,355,380
                 Refunding Bonds, Alzheimer's Resource Center of
                 Connecticut Inc., Series 1994A, 7.250%, 8/15/21


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

                District of Columbia, General Obligation Bonds, Series 1998B:
$       5,000    6.000%, 6/01/19 - MBIA Insured                                         No Opt. Call         AAA     $    5,853,300
        7,265    5.250%, 6/01/26 - FSA Insured                                        6/08 at 101.00         AAA          7,591,198

        3,210   District of Columbia Tobacco Settlement Corporation,                  5/11 at 101.00         BBB          3,428,794
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.250%, 5/15/24


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.5% (1.7% OF TOTAL INVESTMENTS)

        4,550   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          4,658,381
                 Series 2002A, 5.375%, 10/01/30 - MBIA Insured

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 (Alternative Minimum Tax) - FSA Insured            10/10 at 101.00         AAA          3,331,578
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax) - FSA Insured            10/10 at 101.00         AAA          5,265,518


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        3,750   Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B,        1/10 at 101.00         AAA          3,925,425
                 5.625%, 1/01/30 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.8% (11.1% OF TOTAL INVESTMENTS)

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods            7/10 at 101.00         AAA          6,672,845
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                 (Pre-refunded to 7/01/10) - FGIC Insured

        2,575   Chicago, Illinois, General Obligation Refunding Bonds,                1/06 at 102.00         AAA          2,632,165
                 Series 1996B, 5.125%, 1/01/25 - FGIC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1997:
        4,000    5.750%, 12/01/20 (Pre-refunded to 12/01/07) -                       12/07 at 102.00         AAA          4,283,960
                 AMBAC Insured
        1,070    5.750%, 12/01/27 (Pre-refunded to 12/01/07) -                       12/07 at 102.00         AAA          1,145,959
                 AMBAC Insured
        9,230    5.750%, 12/01/27 (Pre-refunded to 12/01/07) -                       12/07 at 102.00         AAA          9,885,238
                 AMBAC Insured

        7,555   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          7,907,970
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

        3,415   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          1,269,116
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/25 - FGIC Insured

        5,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare               No Opt. Call         N/R          2,272,050
                 International Airport, United Air Lines Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13) #

       15,000   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA         15,498,300
                 Revenue Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured

                Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
                Bonds, O'Hare International Airport, Series 2001C:
        3,770    5.100%, 1/01/26 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          3,835,146
        5,360    5.250%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          5,494,268

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest          2/11 at 102.00         Aaa          2,136,140
                 Care Center I Inc., Series 2001, 5.950%, 2/20/36

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2         10,444,900
                 Medical Center, Series 2002, 5.750%, 5/15/22

        4,500   Kane, McHenry, Cook and DeKalb Counties Community Unit               12/11 at 100.00         AAA          4,954,995
                 School District 300, Carpentersville, Illinois, General
                 Obligation Bonds, Series 2000, 5.500%, 12/01/18
                 (Pre-refunded to 12/01/11) - MBIA Insured

        8,945   Lake and McHenry Counties Community Unit School                        1/15 at 74.44         Aaa          4,210,769
                 District 118, Wauconda, Illinois, General Obligation Bonds,
                 Series 2005B, 0.000%, 1/01/21 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        4,500    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          1,888,245
        2,920    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          2,998,957


                                       29


                        Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.8% (1.2% OF TOTAL INVESTMENTS)

$       1,110   Indiana Housing Finance Authority, Single Family Mortgage             1/10 at 100.00         Aaa     $    1,151,625
                 Revenue Bonds, Series 2000D-3, 5.950%, 7/01/26
                 (Alternative Minimum Tax)

        7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/11 at 100.00         AAA          8,251,352
                 Memorial Health System, Series 2000, 5.625%, 8/15/33 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.7% (1.2% OF TOTAL INVESTMENTS)

        5,000   Burlington, Kansas, Environmental Improvement Revenue Bonds,            No Opt. Call          A3          5,103,500
                 Kansas City Power and Light Company Project, Series 1998A,
                 4.750%, 9/01/15 (Mandatory put 10/01/07)

        3,790   Kansas Department of Transportation, Highway Revenue Bonds,           3/14 at 100.00         AA+          3,964,492
                 Series 2004A, 5.000%, 3/01/23


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.5% (0.4% OF TOTAL INVESTMENTS)

        2,795   Lakeland Wesley Village Inc., Kentucky, FHA-Insured Section 8        11/05 at 100.00         N/R          2,822,056
                 Assisted Multifamily Housing Mortgage Revenue Refunding
                 Bonds, Lakeland Wesley Village I Elderly Project, Series 1991,
                 7.500%, 11/01/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.6% (1.0% OF TOTAL INVESTMENTS)

        7,500   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00       AA***          8,242,350
                 Revenue Bonds, Johns Hopkins University, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded to 7/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,545   Boston Housing Development Corporation, Massachusetts,                1/06 at 100.00         AAA          3,548,545
                 FHA-Insured Section 8 Mortgage Loan Project Bonds,
                 Series 1994A, 5.500%, 7/01/24 - MBIA Insured

        1,210   Massachusetts Educational Finance Authority, Student Loan            12/09 at 101.00         AAA          1,248,478
                 Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 8.6% (5.7% OF TOTAL INVESTMENTS)

       10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA         10,969,700
                 Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
                 1/01/10) - FGIC Insured

        3,625   Fowlerville Community Schools, Ingham, Livingston and                 5/07 at 100.00         AAA          3,756,551
                 Shiawassee Counties, Michigan, School Building and
                 Site Bonds, Series 1996, 5.600%, 5/01/26 (Pre-refunded
                 to 5/01/07) - MBIA Insured

        3,275   Michigan State Hospital Finance Authority, Revenue Refunding          2/06 at 100.00         BB-          3,276,507
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        6,475   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00         AAA          7,066,491
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 5.750%, 11/15/16 (Pre-refunded to 11/15/09) - MBIA Insured

        6,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          6,219,000
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

        7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA          7,826,100
                 Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured

        5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          6,096,942
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/35 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.0% (1.3% OF TOTAL INVESTMENTS)

           15   Chisago and Stearns Counties and Southcentral Minnesota               3/06 at 102.85          AA             15,197
                 Multi-County Housing and Redevelopment Authority,
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1994B, 7.050%, 9/01/27
                 (Alternative Minimum Tax)

        7,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          7,291,270
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 - FGIC Insured

        3,150   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          3,225,222
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,478,341
                  Revenue Bonds, Baptist Memorial Healthcare,
                  Series 2004B-1, 5.000%, 9/01/24


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3% (0.2% OF TOTAL INVESTMENTS)

$       1,500   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA     $    1,543,890
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

          900   Nebraska Investment Finance Authority, Single Family Housing          3/06 at 100.75         AAA            908,046
                 Revenue Bonds, Series 1995A, 6.800%, 3/01/35
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 6.8% (4.5% OF TOTAL INVESTMENTS)

        4,885   Clark County, Nevada, Limited Tax General Obligation Bank             7/10 at 100.00          AA          5,255,185
                 Bonds, Series 2000, 5.500%, 7/01/18

        7,500   Clark County, Nevada, Subordinate Lien Airport Revenue                7/10 at 101.00         AAA          8,352,225
                 Bonds, Series 1999A, 6.000%, 7/01/29 (Pre-refunded to
                 7/01/10) - MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        1,950    5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00         AAA          2,114,444
        2,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          2,066,840

       10,750   Truckee Meadows Water Authority, Nevada, Water Revenue                7/11 at 100.00         AAA         11,251,488
                 Bonds, Series 2001A, 5.250%, 7/01/34 - FSA Insured

        6,000   Washoe County, Nevada, Reno-Sparks Convention and Visitors            1/10 at 100.00         AAA          6,676,560
                 Authority, Limited Tax General Obligation Bonds,
                 Series 1999A, 6.375%, 7/01/23 (Pre-refunded to 1/01/10) -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 6.4% (4.2% OF TOTAL INVESTMENTS)

        2,400   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00        BBB-          2,670,576
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30

        3,000   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          3,134,820
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.550%, 5/01/27 (Alternative Minimum Tax) - AMBAC Insured

       17,670   New Jersey Housing and Mortgage Finance Agency, Home                 10/10 at 100.00         AAA         18,415,851
                 Buyer Program Revenue Bonds, Series 2000CC,
                 5.850%, 10/01/25 (Alternative Minimum Tax) - MBIA Insured

        8,930   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          9,283,628
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 4.6% (3.1% OF TOTAL INVESTMENTS)

        8,500   Farmington, New Mexico, Pollution Control Revenue Refunding           4/06 at 101.00         BBB          8,678,160
                 Bonds, Public Service Company of New Mexico - San Juan
                 Project, Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
        8,000    5.500%, 8/01/25 (Pre-refunded to 8/01/11)                            8/11 at 101.00      AA-***          8,809,280
        6,200    5.500%, 8/01/30 (Pre-refunded to 8/01/11)                            8/11 at 101.00      AA-***          6,827,192


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.5% (10.2% OF TOTAL INVESTMENTS)

        7,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AA-          7,283,920
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

        9,290   New York City, New York, General Obligation Bonds, Fiscal            10/07 at 101.00         Aaa          9,886,883
                 Series 1997G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

        5,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          5,144,200
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1999B, 5.000%, 6/15/29 - FSA Insured

        6,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          6,501,300
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000A, 5.500%, 6/15/32 (Pre-refunded to 6/15/09) -
                 FGIC Insured

        2,255   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          2,481,966
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.750%, 1/01/20 (Pre-refunded to 1/01/10) - AMBAC Insured

        9,750   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AAA         10,871,835
                 Future Tax Secured Bonds, Fiscal Series 2000B,
                 6.000%, 11/15/29 (Pre-refunded to 5/15/10)

       10,000   Dormitory Authority of the State of New York, New York City,          5/10 at 101.00       A+***         11,119,400
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 6.000%, 5/15/39 (Pre-refunded to 5/15/10)


                                       31

                        Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       5,650   Dormitory Authority of the State of New York, Improvement             8/09 at 101.00         AAA     $    6,014,086
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 8/15/24 - FSA Insured

        5,400   New York State Mortgage Agency, Homeowner Mortgage                    3/09 at 101.00         Aa1          5,585,652
                 Revenue Bonds, Series 79, 5.300%, 4/01/29 (Alternative
                 Minimum Tax)

        7,545   New York State Urban Development Corporation, Senior Lien             7/06 at 102.00         AAA          7,796,022
                 Corporate Purpose Bonds, Series 1996, 5.500%, 7/01/26

        5,000   New York State Urban Development Corporation, Service                   No Opt. Call         AA-          5,379,300
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        2,320   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          2,477,853
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.5% (2.4% OF TOTAL INVESTMENTS)

       18,555   North Carolina Eastern Municipal Power Agency, Power                  1/06 at 100.00         AAA         18,587,286
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 2.1% (1.4% OF TOTAL INVESTMENTS)

       10,490   Grand Forks, North Dakota, Sales Tax Revenue Bonds,                  12/07 at 100.00         AAA         11,020,479
                 Aurora Project, Series 1997A, 5.625%, 12/15/29
                 (Pre-refunded to 12/15/07) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.2% (1.4% OF TOTAL INVESTMENTS)

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
        5,000    6.750%, 4/01/18                                                      4/10 at 101.00           A          5,498,500
        5,000    6.750%, 4/01/22                                                      4/10 at 101.00           A          5,485,850

          395   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            402,217
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,030   Central Oklahoma Transportation and Parking Authority,                7/06 at 100.00         AAA          1,045,512
                 Oklahoma City, Parking System Revenue Refunding Bonds,
                 Series 1996, 5.300%, 7/01/12 (Pre-refunded to 7/01/06) -
                 FSA Insured

        2,235   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA          2,282,740
                 St. John Health System, Series 2004, 5.000%, 2/15/24

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00          B-          9,429,100
                 Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.0% (0.0% OF TOTAL INVESTMENTS)

           95   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA            103,081
                 Revenue Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/17 at 100.00         AAA          2,281,200
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 0.000%, 7/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 9.3% (6.2% OF TOTAL INVESTMENTS)

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2002:
        5,500    6.000%, 12/01/21 (Pre-refunded to 12/01/12)                         12/12 at 101.00      AA-***          6,296,400
        4,500    6.000%, 12/01/21                                                    12/12 at 101.00         AA-          5,028,120

        3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,            10/11 at 100.00           A          3,872,925
                 Self Memorial Hospital, Series 2001, 5.500%, 10/01/31

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          2,651,975
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 5.750%, 11/01/28

        2,825   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          2,998,257
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/22 - MBIA Insured

       21,565   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          6,388,416
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 -
                 AMBAC Insured

        1,415   South Carolina Housing Finance and Development Authority,             6/10 at 100.00         Aaa          1,462,374
                 Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20
                 (Alternative Minimum Tax) - FSA Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                Tobacco Settlement Revenue Management Authority, South
                Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$      11,530    6.000%, 5/15/22                                                      5/11 at 101.00         BBB     $   12,235,290
        4,000    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          4,296,560
        3,000    6.375%, 5/15/30                                                        No Opt. Call         BBB          3,406,170


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.2% (1.5% OF TOTAL INVESTMENTS)

        2,500   South Dakota Education Loans Inc., Revenue Bonds,                     6/08 at 102.00          A2          2,589,825
                 Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
                 Minimum Tax)

        5,875   Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds,       10/14 at 100.00         AAA          7,335,995
                 Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 10/15/14)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,843,257
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 6.6% (4.4% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          5,269,500
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

       20,060   Knox County Health, Educational and Housing Facilities Board,          1/13 at 80.49         AAA         11,549,545
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant
                 Health, Series 2002A, 0.000%, 1/01/17 - FSA Insured

       12,500   Metropolitan Government of Nashville-Davidson County Health          11/09 at 101.00         AAA         13,742,375
                 and Educational Facilities Board, Tennessee, Revenue Bonds,
                 Ascension Health Credit Group, Series 1999A, 5.875%, 11/15/28
                 (Pre-refunded to 11/15/09) - AMBAC Insured

                Tennessee Housing Development Agency, Homeownership
                Program Bonds, Series 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                              No Opt. Call          AA          1,815,988
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax) - MBIA Insured             7/10 at 101.00         AAA          2,188,479


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.4% (9.6% OF TOTAL INVESTMENTS)

        7,925   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2          8,387,107
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory
                 put 11/01/11)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          6,058,058
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        4,500   Brazos River Authority, Texas, Revenue Bonds, Reliant Energy         12/08 at 102.00        BBB-          4,951,845
                 Inc., Series 1999B, 7.750%, 12/01/18

        4,080   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          4,177,675
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax              12/11 at 100.00         AAA          5,613,905
                 Revenue Bonds, Series 2001, 5.000%, 12/01/31 -
                 AMBAC Insured

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/11 at 101.00        BBB-          1,672,342
                 Revenue Bonds, Valero Energy Corporation, Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

        4,590   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          4,867,282
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative
                 Minimum Tax) - FSA Insured

        5,000   Houston Community College, Texas, Limited Tax General                 2/13 at 100.00         AAA          5,152,000
                 Obligation Bonds, Series 2003, 5.000%, 2/15/26 -
                 AMBAC Insured

        5,000   Katy Independent School District, Harris, Fort Bend and               2/12 at 100.00         AAA          5,131,150
                 Waller Counties, Texas, General Obligation Bonds,
                 Series 2002A, 5.000%, 2/15/27

        9,000   Matagorda County Navigation District 1, Texas, Collateralized           No Opt. Call         AAA          9,461,430
                 Revenue Refunding Bonds, Houston Light and Power
                 Company, Series 1997, 5.125%, 11/01/28 (Alternative
                 Minimum Tax) - AMBAC Insured

          775   Panhandle Regional Housing Finance Corporation, Texas,               11/05 at 100.00         AAA            778,844
                 GNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00        Baa2          4,970,344
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        5,500   Spring Independent School District, Harris County, Texas,             8/11 at 100.00         AAA          5,637,005
                 Unlimited Tax Schoolhouse Bonds, Series 2001,
                 5.000%, 8/15/26

        4,520   Texas, General Obligation Bonds, Water Financial Assistance,          8/09 at 100.00         Aa1          4,790,793
                 State Participation Program, Series 1999C, 5.500%, 8/01/35


                                       33

                        Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,010   Winter Garden Housing Finance Corporation, Texas,                     4/06 at 101.00         AAA     $    3,033,689
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994,
                 6.950%, 10/01/27 (Alternative Minimum Tax)

        2,000   Wylie Independent School District, Taylor County, Texas,               8/15 at 57.10         AAA            690,720
                 General Obligation Bonds, Series 2005, 0.000%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 4.2% (2.8% OF TOTAL INVESTMENTS)

        2,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/06 at 102.00         AAA          2,074,560
                 Bonds, Special Obligation Crossover, Sixth Series 1996B,
                 6.000%, 7/01/16 - MBIA Insured

        3,565   Utah Associated Municipal Power Systems, Revenue Bonds,               4/13 at 100.00         AAA          3,695,800
                 Payson Power Project, Series 2003A, 5.000%, 4/01/24 -
                 FSA Insured

       16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health                 8/07 at 101.00         AAA         16,352,703
                 Services Inc., Series 1997, 5.250%, 8/15/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.0% (1.3% OF TOTAL INVESTMENTS)

                Vermont Educational and Health Buildings Financing Agency,
                Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A:
        3,720    6.125%, 12/01/15 - AMBAC Insured                                    12/10 at 101.00         AAA          4,172,798
        4,265    6.250%, 12/01/16 - AMBAC Insured                                    12/10 at 101.00         AAA          4,794,756

        1,505   Vermont Housing Finance Agency, Single Family Housing                11/09 at 100.00         AAA          1,521,660
                 Bonds, Series 2000-13A, 5.950%, 11/01/25 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.8% (2.5% OF TOTAL INVESTMENTS)

        8,810   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA          9,343,357
                 Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax) - MBIA Insured

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,765,200
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          7,815,499
                 Terminal 18, Series 1999B, 6.000%, 9/01/20 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue               10/11 at 100.00         BBB          5,091,850
                 Bonds, Appalachian Power Company, Series 2003L,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.2% (2.1% OF TOTAL INVESTMENTS)

        8,880   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          9,416,262
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue                    4/12 at 100.00         AA-          5,329,400
                 Refunding Bonds, Madison Gas and Electric Company
                 Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
                 Minimum Tax)

        2,100   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          2,121,335
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     815,275   Total Long-Term Investments (cost $739,748,470) - 150.5%                                                788,379,742
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                     14,614,455
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.2)%                                                       (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  523,994,197
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.

                        Nuveen Quality Income Municipal Fund, Inc. (NQU)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.2% (2.1% OF TOTAL INVESTMENTS)

$       3,500   Bessemer Governmental Utility Services Corporation,                   6/08 at 102.00         AAA     $    3,689,455
                 Alabama, Water Supply Revenue Bonds, Series 1998,
                 5.200%, 6/01/24 - MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capitol
                Improvement Warrants, Series 2001A:
        7,475    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured             2/11 at 101.00         AAA          8,217,193
        6,340    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured             2/11 at 101.00         AAA          6,947,182
        6,970    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured             2/11 at 101.00         AAA          7,662,051

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        6,360   Alaska Housing Finance Corporation, Governmental Purpose             12/05 at 102.00         AAA          6,502,782
                 Bonds, Series 1995A, 5.875%, 12/01/30 (Pre-refunded
                 to 12/01/05) - MBIA Insured

        6,110   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          6,296,416
                 Bonds, Series 2005A, 5.000%, 12/01/27 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,526,764
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/28 - MBIA Insured

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,101,340
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

        8,010   Salt River Project Agricultural Improvement and Power                 1/12 at 101.00          AA          8,347,622
                 District, Arizona, Electric System Revenue Refunding
                 Bonds, Series 2002A, 5.125%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        4,000   University of Arkansas, Fayetteville, Revenue Bonds,                 11/14 at 100.00         Aaa          4,127,240
                 Medical Sciences Campus, Series 2004B, 5.000%, 11/01/34 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.4% (4.2% OF TOTAL INVESTMENTS)

        6,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          6,023,340
                 Revenue Bonds, Adventist Health System/West,
                 Series 2003A, 5.000%, 3/01/33

        3,450   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          3,512,066
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

        5,000   California, General Obligation Veterans Welfare Bonds,               12/05 at 100.00         AA-          5,008,600
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

       10,000   California, Various Purpose General Obligation Bonds,                 4/09 at 101.00         AAA         10,017,400
                 Series 1999, 4.750%, 4/01/29 - MBIA Insured

       14,600   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00           A         15,265,030
                 5.250%, 2/01/28

        1,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A2          1,100,100
                 Revenue Bonds, Series 2002A, 5.750%, 5/01/17

        1,360   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+          1,381,026
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.250%, 7/01/30

        8,500   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,730,775
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        1,500   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          1,527,555
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.5% (3.6% OF TOTAL INVESTMENTS)

        5,240   Adams 12 Five Star Schools, Adams County, Colorado,                  12/15 at 100.00         AAA          5,492,149
                 General Obligation Bonds, Series 2005, 5.000%, 12/15/24 -
                 FSA Insured

       10,000   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         10,643,200
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23
                 (Alternative Minimum Tax) - AMBAC Insured


                                       35

                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$      12,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/07 at 101.00         AAA     $   12,137,520
                 Bonds, Series 1997A, 4.750%, 9/01/23 - MBIA Insured

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 65.63         AAA          7,851,024
                 Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded
                 to 9/01/10) - MBIA Insured

        8,740   Larimer County School District R1, Poudre, Colorado,                 12/10 at 100.00         AAA          9,395,675
                 General Obligation Bonds, Series 2000, 5.125%, 12/15/19
                 (Pre-refunded to 12/15/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.6% (0.4% OF TOTAL INVESTMENTS)

        4,395   Bridgeport, Connecticut, General Obligation Bonds,                    8/11 at 100.00         AAA          4,794,330
                 Series 2001C, 5.375%, 8/15/17 (Pre-refunded to 8/15/11) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,000   Washington Convention Center Authority, District of                  10/08 at 101.00         AAA          5,274,950
                 Columbia, Senior Lien Dedicated Tax Revenue Bonds,
                 Series 1998, 5.250%, 10/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,250   Dade County, Florida, Water and Sewerage System Revenue              10/07 at 102.00         AAA          2,377,440
                 Bonds, Series 1997, 5.375%, 10/01/16 - FGIC Insured

        5,300   Escambia County Health Facilities Authority, Florida, Revenue           No Opt. Call          AA          5,719,018
                 Bonds, Ascension Health Credit Group, Series 2003A,
                 5.250%, 11/15/14

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00       A+***          5,700,700
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded
                 to 11/15/10)

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.3% (0.9% OF TOTAL INVESTMENTS)

       10,000   Hawaii Department of Transportation, Airport System Revenue           7/10 at 101.00         AAA         10,907,800
                 Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.2% (9.3% OF TOTAL INVESTMENTS)

       32,670   Chicago, Illinois, General Obligation Bonds, City Colleges of           No Opt. Call         AAA          8,904,535
                 Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/32 - FGIC Insured

        5,045   Chicago, Illinois, General Obligation Refunding Bonds,                1/10 at 101.00         AAA          5,465,652
                 Series 2000D, 5.750%, 1/01/30 - FGIC Insured

                Chicago, Illinois, General Obligation Bonds, Neighborhoods
                Alive 21 Program, Series 2000A:
          680    6.000%, 1/01/28 (Pre-refunded to 7/01/10) - FGIC Insured             7/10 at 101.00         AAA            757,574
        4,320    6.000%, 1/01/28 (Pre-refunded to 7/01/10) - FGIC Insured             7/10 at 101.00         AAA          4,812,826

                Chicago, Illinois, General Obligation Bonds, Series 2002A:
           70    5.000%, 1/01/18 (Pre-refunded to 7/01/12) - AMBAC Insured            7/12 at 100.00         AAA             75,180
        6,380    5.000%, 1/01/18 - AMBAC Insured                                      7/12 at 100.00         AAA          6,679,413

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Revenues, Series 2001C:
        1,000    5.500%, 12/01/18 (Pre-refunded to 12/01/11) - FSA Insured           12/11 at 100.00         AAA          1,101,110
        3,690    5.000%, 12/01/19 (Pre-refunded to 12/01/11) - FSA Insured           12/11 at 100.00         AAA          3,963,208
        3,000    5.000%, 12/01/20 (Pre-refunded to 12/01/11) - FSA Insured           12/11 at 100.00         AAA          3,222,120
        2,000    5.000%, 12/01/21 (Pre-refunded to 12/01/11) - FSA Insured           12/11 at 100.00         AAA          2,148,080

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        9,400    0.000%, 12/01/14 - FGIC Insured                                        No Opt. Call         AAA          6,320,936
        4,400    0.000%, 12/01/15 - FGIC Insured                                        No Opt. Call         AAA          2,804,164

       12,750   Chicago, Illinois, Revenue Bonds, Midway Airport,                     1/09 at 101.00         AAA         12,914,603
                 Series 1998A, 5.125%, 1/01/35 (Alternative Minimum Tax) -
                 MBIA Insured

                Chicago, Illinois, Second Lien Wastewater Transmission
                Revenue Bonds, Series 2000:
        8,000    5.750%, 1/01/25 (Pre-refunded to 1/01/10) - MBIA Insured             1/10 at 101.00         AAA          8,782,320
        7,750    6.000%, 1/01/30 (Pre-refunded to 1/01/10) - MBIA Insured             1/10 at 101.00         AAA          8,566,540

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          5,259,150
                 Memorial Hospital, Series 2004A,  5.500%, 8/15/43


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,050   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aaa     $    1,101,933
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/20 - AMBAC Insured

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health      2/10 at 101.00         AAA         10,939,200
                 System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured

        2,385   Illinois Housing Development Authority, Section 8 Elderly             3/06 at 100.00           A          2,395,566
                 Housing Revenue Bonds, Garden House of Maywood
                 Development, Series 1992, 7.000%, 9/01/18 Illinois Educational

                Facilities Authority, Student Housing Revenue Bonds, Educational
                Advancement Foundation Fund, University Center Project, Series 2002:
        3,000    6.625%, 5/01/17                                                      5/12 at 101.00        Baa2          3,314,430
        1,800    6.000%, 5/01/22                                                      5/12 at 101.00        Baa2          1,913,166

        5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,          12/10 at 100.00         AAA          5,376,000
                 Series 2000, 5.450%, 12/01/21 - MBIA Insured

        3,165   Joliet Regional Port District, Illinois, Airport Facilities Revenue   7/07 at 103.00      N/R***          3,339,961
                 Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax) (Pre-refunded
                 to 7/01/07)

        4,500   Kane, McHenry, Cook and DeKalb Counties Community Unit               12/11 at 100.00         AAA          4,954,995
                 School District 300, Carpentersville, Illinois, General Obligation
                 Bonds, Series 2000, 5.500%, 12/01/18 (Pre-refunded
                 to 12/01/11) -MBIA Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          2,331,381
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        3,240   Indiana Health Facility Financing Authority, Hospital Revenue         7/12 at 100.00         AAA          3,494,113
                 Bonds, Marion General Hospital, Series 2002,
                 5.625%, 7/01/19 - AMBAC Insured

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         3/14 at 100.00         AAA          2,110,120
                 Bonds, Deaconess Hospital Inc., Series 2004A,
                 5.375%, 3/01/34 - AMBAC Insured

        2,400   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,458,368
                 Community Hospitals of Indiana, Series 2005A,
                 5.000%, 5/01/35 - AMBAC Insured

        5,125   Petersburg, Indiana, Pollution Control Revenue Refunding                No Opt. Call           A          5,238,980
                 Bonds, Indianapolis Power and Light Company, Series 1995A,
                 6.625%, 12/01/24 - ACA Insured

        6,455   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/08 at 101.00         AAA          6,316,605
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA          9,142,166
                 Iowa Health System, Series 1998A, 5.125%, 1/01/28
                 (Pre-refunded to 7/01/08) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        4,585   Johnson County Unified School District 232, Kansas, General           9/10 at 100.00         Aaa          4,697,057
                 Obligation Bonds, Series 2000, 4.750%, 9/01/19 - FSA Insured

        2,500   Kansas Development Finance Authority, Water Pollution Control        11/12 at 100.00         AAA          2,744,575
                 Revolving Fund Leveraged Bonds, Series 2002-II,
                 5.500%, 11/01/21

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,848,823
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Kentucky State Property and Buildings Commission, Revenue             2/12 at 100.00         AAA          2,732,325
                 Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18
                 (Pre-refunded to 2/01/12) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.1% (1.4% OF TOTAL INVESTMENTS)

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,          No Opt. Call         AAA         11,470,100
                 Franciscan Missionaries of Our Lady Health System,
                 Series 1998A, 5.750%, 7/01/25 - FSA Insured

        5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          5,572,710
                 University, Series 2002A, 5.000%, 7/01/32 - AMBAC Insured


                                       37

                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 8.6% (5.7% OF TOTAL INVESTMENTS)

$       7,405   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA     $    8,554,108
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2002K, 5.500%, 7/01/32

        4,365   Massachusetts Health and Educational Facilities Authority,           10/15 at 100.00         AAA          4,555,620
                 Revenue Bonds, Berkshire Health System, Series 2005F,
                 5.000%, 10/01/19 - AGC Insured

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          6,121,560
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         13,658,625
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA         13,610,160
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

                Massachusetts Water Pollution Abatement Trust, Revenue
                Bonds, MWRA Loan Program, Subordinate Series 1999A:
        1,375    5.750%, 8/01/29 (Pre-refunded to 8/01/09)                            8/09 at 101.00         AAA          1,498,626
        5,570    5.750%, 8/01/29                                                      8/09 at 101.00         AAA          6,022,730

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA         11,018,500
                 Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded to
                 8/01/10) - FGIC Insured

        5,730   University of Massachusetts Building Authority, Senior Lien          11/10 at 100.00         AAA          6,185,764
                 Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20
                 (Pre-refunded to 11/01/10) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.1% (1.3% OF TOTAL INVESTMENTS)

        5,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA          5,160,250
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 -
                 MBIA Insured

        3,790   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA          3,958,579
                 Detroit City School District, Series 2005, 5.000%, 6/01/20 -
                 FSA Insured

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00          A1          7,867,233
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.6% (1.1% OF TOTAL INVESTMENTS)
                Chaska, Minnesota, Electric Revenue Bonds, Generating
                Facility Project, Series 2000A:
        1,930    6.000%, 10/01/20 (Pre-refunded to 10/01/10)                         10/10 at 100.00       A3***          2,135,584
        2,685    6.000%, 10/01/25 (Pre-refunded to 10/01/10)                         10/10 at 100.00       A3***          2,971,006

        3,655   Dakota and Washington Counties Housing and Redevelopment                No Opt. Call         AAA          5,182,022
                 Authority, Minnesota,  GNMA Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,042,000
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.5% (0.4% OF TOTAL INVESTMENTS)

        2,500   Mississippi Hospital Equipment and Facilities Authority,              1/11 at 101.00         Aaa          2,626,300
                 Revenue Bonds, Forrest County General Hospital,
                 Series 2000, 5.500%, 1/01/27 - FSA Insured

        1,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,877,531
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,400   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,507,544
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/23 - FSA Insured

       15,350   Springfield Public Building Corporation, Missouri, Lease                No Opt. Call         AAA          4,200,067
                 Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                 0.000%, 6/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)

          940   Nebraska Investment Finance Authority, Single Family Housing          3/06 at 100.75         AAA            948,404
                 Revenue Bonds, Series 1995A, 6.800%, 3/01/35 (Alternative
                 Minimum Tax)

        1,195   Nebraska Investment Finance Authority, Single Family Housing          3/06 at 100.75         AAA          1,205,420
                 Revenue Bonds, Series 1995B, 6.450%, 3/01/35 (Alternative
                 Minimum Tax)


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.4% (4.8% OF TOTAL INVESTMENTS)

                Clark County School District, Nevada, General Obligation Bonds,
                Series 2002C:
$      34,470    5.000%, 6/15/20 - MBIA Insured                                       6/12 at 100.00         AAA     $   36,151,791
       12,150    5.000%, 6/15/21 - MBIA Insured                                       6/12 at 100.00         AAA         12,701,246
       10,380    5.000%, 6/15/22 - MBIA Insured                                       6/12 at 100.00         AAA         10,808,902

        1,275   Nevada, General Obligation Refunding Bonds, Municipal Bond            5/08 at 100.00         AAA          1,312,919
                 Bank Projects 65 and R-6, Series 1998, 5.000%, 5/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,090   Camden County Pollution Control Financing Authority,                 12/05 at 100.00        Baa3          1,095,308
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

        1,000   New Jersey Building Authority, State Building Revenue Bonds,         12/12 at 100.00         AAA          1,077,780
                 Series 2002A, 5.000%, 12/15/21 (Pre-refunded to 12/15/12) -
                 FSA Insured

        2,150   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00        BBB-          2,392,391
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30

        3,200   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,547,776
                 System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded
                 to 6/15/13)

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          2,281,163
                 System Bonds, Series 2001B, 6.000%, 12/15/19 (Pre-refunded to 12/15/11) - MBIA Insured

        2,720   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          2,827,712
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

       14,485   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB         16,523,764
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8% (0.4% OF TOTAL INVESTMENTS)

        5,925   New Mexico Hospital Equipment Loan Council, Hospital                  8/11 at 101.00      AA-***          6,524,373
                 Revenue Bonds, Presbyterian Healthcare Services,
                 Series 2001A, 5.500%, 8/01/21 (Pre-refunded to 8/01/11)

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 19.5% (12.7% OF TOTAL INVESTMENTS)

       20,000   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         AAA         22,333,000
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.125%, 7/15/30 (Pre-refunded to 7/15/10)

        1,130   Long Island Power Authority, New York, Electric System General        9/11 at 100.00          A-          1,203,473
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       15,000   Metropolitan Transportation Authority, New York, Dedicated            4/10 at 100.00         AAA         16,563,750
                 Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded to 4/01/10) - FGIC Insured

       12,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00        BBB-         13,220,750
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.400%, 7/15/33

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2002G:
          950    5.000%, 8/01/17                                                      8/12 at 100.00          A+            985,444
       10,545    5.750%, 8/01/18                                                      8/12 at 100.00          A+         11,603,613

        5,000   New York City, New York, General Obligation Bonds,                    8/12 at 100.00          A+          5,501,950
                 Fiscal Series 2003A, 5.750%, 8/01/16

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1997H:
          905    6.125%, 8/01/25 (Pre-refunded to 8/01/07)                            8/07 at 101.00       A+***            960,178
        5,095    6.125%, 8/01/25                                                      8/07 at 101.00          A+          5,367,277

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1997M:
        7,200    5.500%, 6/01/17 (Pre-refunded to 6/01/07) - AMBAC Insured            6/07 at 101.00         AAA          7,539,624
        7,600    5.500%, 6/01/17 - AMBAC Insured                                      6/07 at 101.00         AAA          7,930,600

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000B:
        8,035    5.750%, 11/15/19 (Pre-refunded to 5/15/10)                           5/10 at 101.00         AAA          8,900,771
        2,065    5.750%, 11/15/19 (Pre-refunded to 5/15/10)                           5/10 at 101.00         AAA          2,287,504

        2,250   Dormitory Authority of the State of New York, Insured Revenue           No Opt. Call         AAA          2,434,725
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured


                                       39

                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, Fordham University, Series 1998:
$       2,225    5.000%, 7/01/28 (Pre-refunded to 7/01/08) - MBIA Insured             7/08 at 101.00         AAA     $    2,348,399
          275    5.000%, 7/01/28 - MBIA Insured                                       7/08 at 101.00         AAA            283,827

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services
                Facilities, Series 1997A:
        4,825    5.750%, 2/15/27 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***          5,076,865
          115    5.750%, 2/15/27 (Pre-refunded to 2/15/07)                            2/07 at 102.00      AA-***            121,003
           60    5.750%, 2/15/27                                                      2/07 at 102.00         AA-             62,749

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000B:
        8,830    6.000%, 2/15/30 (Pre-refunded to 2/15/10) - MBIA Insured             2/10 at 100.00         AAA          9,703,375
        1,005    6.000%, 2/15/30 (Pre-refunded to 2/15/10) - MBIA Insured             2/10 at 100.00         AAA          1,107,349
          165    6.000%, 2/15/30 - MBIA Insured                                       2/10 at 100.00         AAA            179,693

        1,900   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         Ba1          2,011,511
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Projects, Second
                Resolution Bonds, Series 2001C:
        6,035    5.000%, 6/15/20                                                      6/11 at 100.00         AAA          6,345,199
        6,575    5.000%, 6/15/22                                                      6/11 at 100.00         AAA          6,876,858

        2,895   Penfield-Crown Oak Housing Development Corporation,                   2/06 at 100.00         AAA          2,919,144
                 New York, FHA-Insured Section 8 Assisted Multifamily
                 Mortgage Revenue Refunding Bonds, Crown Oak Estates,
                 Series 1991A, 7.350%, 8/01/23

       13,620   Port Authority of New York and New Jersey, Consolidated              11/12 at 101.00         AAA         14,334,369
                 Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                 5.000%, 11/01/20 - FSA Insured

        2,250   United Nations Development Corporation, New York, Senior              1/08 at 100.00          A3          2,328,750
                 Lien Revenue Bonds, Series 2004A, 5.250%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          8,011,275
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured

       13,070   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101.00         AAA         13,098,754
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.2% (1.5% OF TOTAL INVESTMENTS)

                Cincinnati City School District, Hamilton County, Ohio, General
                Obligation Bonds, Series 2002:
        2,165    5.250%, 6/01/19 - FSA Insured                                       12/12 at 100.00         AAA          2,325,167
        2,600    5.250%, 6/01/21 - FSA Insured                                       12/12 at 100.00         AAA          2,789,722
        2,000    5.000%, 12/01/22 - FSA Insured                                      12/12 at 100.00         AAA          2,084,260

       11,150   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R         11,217,346
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 6.5% (4.3% OF TOTAL INVESTMENTS)

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,                   No Opt. Call         AAA         21,206,186
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.625%, 7/01/10

       11,750   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00          B-         11,189,995
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)

       23,005   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding           12/08 at 100.00          B-         21,691,645
                 Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,000   Deschutes County School District 1, Bend-La Pine, Oregon,             6/11 at 100.00         Aaa          3,285,900
                 General Obligation Bonds, Series 2001A, 5.500%, 6/15/18
                 (Pre-refunded to 6/15/11) - FSA Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.8% (3.1% OF TOTAL INVESTMENTS)

$       5,505   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-     $    5,898,112
                 Resource Recovery Revenue Refunding Bonds, Panther
                 Creek Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        2,470   Falls Township Hospital Authority, Pennsylvania, FHA-Insured          2/06 at 100.00         AAA          2,503,790
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22

        7,000   Pennsylvania, General Obligation Bonds, Second Series 2001,           9/11 at 101.00       AA***          7,562,170
                 5.000%, 9/15/15 (Pre-refunded to 9/15/11)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          2,837,562
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          7,998,354
                 General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
                 FSA Insured

                Philadelphia School District, Pennsylvania, General Obligation
                Bonds, Series 2002B:
        6,000    5.625%, 8/01/19 (Pre-refunded to 8/01/12) - FGIC Insured             8/12 at 100.00         AAA          6,669,540
        5,500    5.625%, 8/01/20 (Pre-refunded to 8/01/12) - FGIC Insured             8/12 at 100.00         AAA          6,113,745

------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.5% (1.0% OF TOTAL INVESTMENTS)

        4,065   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          4,189,023
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

        1,500   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         BBB          1,666,740
                 Series 2001A, 5.500%, 7/01/29

        1,500   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00         BBB          1,550,775
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/20

        5,000   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          5,180,600
                 5.000%, 8/01/27 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 8.8% (5.8% OF TOTAL INVESTMENTS)

       24,725   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         26,514,348
                  Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22

                Horry County School District, South Carolina, General Obligation
                Bonds, Series 2001A:
        5,840    5.000%, 3/01/20                                                      3/12 at 100.00         Aa1          6,120,612
        5,140    5.000%, 3/01/21                                                      3/12 at 100.00         Aa1          5,369,809

                Medical University Hospital Authority, South Carolina,
                FHA-Insured Mortgage Revenue Bonds, Series 2004A:
        5,240    5.250%, 8/15/20 - MBIA Insured                                       8/14 at 100.00         AAA          5,581,072
        3,000    5.250%, 2/15/24 - MBIA Insured                                       8/14 at 100.00         AAA          3,172,800

       13,615   South Carolina Transportation Infrastructure Bank, Junior            10/11 at 100.00         Aaa         14,429,858
                 Lien Revenue Bonds, Series 2001B, 5.125%, 10/01/21 -
                 AMBAC Insured

       11,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB         11,815,540
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.9% (1.2% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          3,159,630
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

        7,415   Memphis, Tennessee, General Improvement Bonds,                       11/10 at 101.00         Aa3          7,765,210
                 Series 2002, 5.000%, 11/01/20

        4,350   Tennessee Housing Development Agency, Homeownership                   7/10 at 100.00          AA          4,393,848
                 Program Bonds, Series 2000-2B, 6.350%, 1/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.2% (12.0% OF TOTAL INVESTMENTS)

        1,000   Alamo Community College District, Bexar County, Texas,               11/11 at 100.00         AAA          1,082,960
                 Combined Fee Revenue Refunding Bonds, Series 2001,
                 5.375%, 11/01/16 - FSA Insured

        6,500   Bell County Health Facilities Development Corporation, Texas,        11/08 at 101.00          A-          6,616,610
                 Retirement Facility Revenue Bonds, Buckner Retirement
                 Services Inc. Obligated Group, Series 1998, 5.250%, 11/15/19

       11,255   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Baa2         11,911,279
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory
                 put 11/01/11)

        5,500   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          5,570,290
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured


                                       41

                        Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA     $    5,359,650
                 Refunding and Improvement Bonds, Series 2001A,
                 5.625%, 11/01/21 (Alternative Minimum Tax) - FGIC Insured

        8,235   Grand Prairie Housing Finance Corporation, Texas, GNMA                9/10 at 105.00         AAA          8,989,491
                 Multifamily Housing Revenue Bonds, Landings of Carrier
                 Project, Series 2000A, 6.875%, 9/20/42

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,795,877
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

        2,500   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,548,000
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

       22,500   Houston, Texas, Junior Lien Water and Sewerage System                12/10 at 100.00         AAA         24,309,675
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                 (Pre-refunded to 12/01/10) - FGIC Insured

                Lubbock Health Facilities Development Corporation, Texas,
                Revenue Bonds, St. Joseph Health System, Series 1998:
        4,900    5.250%, 7/01/15                                                      7/08 at 101.00         AA-          5,121,970
        8,495    5.250%, 7/01/16                                                      7/08 at 101.00         AA-          8,849,072

       17,655   Matagorda County Navigation District 1, Texas, Revenue               11/08 at 102.00         AAA         18,249,091
                 Refunding Bonds, Houston Industries Inc., Series 1998B,
                 5.150%, 11/01/29 - MBIA Insured

        7,650   Port of Corpus Christi Authority, Nueces County, Texas,               5/06 at 101.00         BBB          7,764,827
                 Revenue Refunding Bonds, Union Pacific Corporation,
                 Series 1992, 5.350%, 11/01/10

        2,095   Port of Houston Authority, Harris County, Texas, General             10/10 at 100.00      AA+***          2,306,658
                 Obligation Port Improvement Revenue Bonds, Series 2000A,
                 5.750%, 10/01/20 (Pre-refunded to 10/01/10)

        2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          2,173,080
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

       11,300   San Antonio, Texas, Electric and Gas System Revenue                     No Opt. Call         AAA         12,089,531
                 Refunding Bonds, New Series 1992, 5.000%, 2/01/17

       14,680   San Antonio Independent School District, Bexar County, Texas,         8/09 at 100.00         AAA         15,940,865
                 General Obligation Bonds, Series 1999, 5.800%, 8/15/29
                 (Pre-refunded to 8/15/09)

        3,750   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          3,931,650
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/23

        5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and         8/11 at 100.00         AAA          5,183,250
                 Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 8/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,800   Carbon County, Utah, Solid Waste Disposal Revenue Refunding           2/06 at 101.00         BB-          5,960,022
                 Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
                 Industries, Series 1995, 7.500%, 2/01/10 (Alternative
                 Minimum Tax)

        7,155   Utah Associated Municipal Power Systems, Revenue Bonds,               4/13 at 100.00         AAA          7,398,270
                 Payson Power Project, Series 2003A, 5.000%, 4/01/25 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding        7/11 at 100.00         AAA          4,070,320
                 Bonds, Series 2001B, 5.125%, 7/01/31 (Alternative Minimum
                 Tax) - FGIC Insured

       11,040   Suffolk Redevelopment and Housing Authority, Virginia,                  No Opt. Call         Aaa         11,588,136
                 FNMA Multifamily Housing Revenue Refunding Bonds,
                 Windsor at Potomac Vista L.P. Project, Series 2001,
                 4.850%, 7/01/31 (Mandatory put 7/01/11)

          665   Virginia Housing Development Authority, Rental Housing                5/09 at 101.00         AA+            683,194
                 Bonds, Series 1999F, 5.000%, 5/01/15 (Alternative Minimum Tax)

                Virginia Resources Authority, Water System Revenue Refunding
                 Bonds, Series 2002:
          500    5.000%, 4/01/18                                                      4/12 at 102.00          AA            530,955
          500    5.000%, 4/01/19                                                      4/12 at 102.00          AA            529,790


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.9% (7.2% OF TOTAL INVESTMENTS)

$       4,185   Douglas County Public Utility District 1, Washington, Revenue         9/06 at 106.00          AA     $    4,615,176
                 Bonds, Wells Hydroelectric, Series 1986, 8.750%, 9/01/18

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,765,200
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        6,750   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          7,228,103
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 5.350%, 7/01/18 - FSA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,379,649
                 5.625%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

       13,400   Seattle, Washington, Municipal Light and Power Revenue               12/10 at 100.00         Aa3         13,983,436
                 Bonds, Series 2000, 5.400%, 12/01/25

        9,440   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA         10,474,152
                 Bonds, Series 2001A, 5.750%, 1/01/18 (Pre-refunded to
                 1/01/11) - FSA Insured

        3,450   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          3,740,282
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       18,145   Washington, General Obligation Bonds, Series 2001-02A,                7/11 at 100.00         AAA         18,799,852
                 5.000%, 7/01/23 - FSA Insured

                Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                Series 2002C:
        7,000    5.000%, 1/01/21 - FSA Insured                                        1/12 at 100.00         AAA          7,287,140
        7,960    5.000%, 1/01/22 - FSA Insured                                        1/12 at 100.00         AAA          8,254,600

        5,500   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          5,854,090
                 Bonds, Swedish Health Services, Series 1998,
                 5.500%, 11/15/14 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4% (0.8% OF TOTAL INVESTMENTS)

          195   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB            206,775
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding            12/08 at 102.00         AAA          8,091,106
                 Bonds, Dairyland Power Cooperative, Series 1997A,
                 5.450%, 9/01/14 - AMBAC Insured

          535   Wisconsin Housing and Economic Development Authority,                 1/06 at 100.00          AA            535,876
                 Housing Revenue Bonds, Series 1992A, 6.850%, 11/01/12

        3,000   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          3,121,620
                 Revenue Bonds, Fort Healthcare Inc., Series 2004,
                 5.750%, 5/01/29
------------------------------------------------------------------------------------------------------------------------------------
$   1,236,870   Total Long-Term Investments (cost $1,179,639,042) - 152.4%                                            1,260,517,194
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                     18,559,482
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.7)%                                                       (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  827,076,676
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Premier Municipal Income Fund, Inc. (NPF)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.0% (0.8% OF TOTAL INVESTMENTS)

$       1,000   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00          A3     $    1,016,160
                 Alabama, Revenue Bonds, Baptist Medical Center,
                 Series 2004C, 5.250%, 11/15/29

        2,000   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00         Aaa          2,085,320
                 Series 2004, 5.000%, 3/15/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        2,000   Alaska Housing Finance Corporation, General Mortgage                  6/09 at 101.00         AAA          2,070,500
                 Revenue Bonds, Series 1999A, 6.000%, 6/01/49 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.5% (3.6% OF TOTAL INVESTMENTS)

        2,000   Arizona Water Infrastructure Finance Authority, Water                10/14 at 100.00         AAA          2,109,540
                 Quality Revenue Bonds, Series 2004A, 5.000%, 10/01/21

        6,000   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00          AA          6,469,320
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/15

        7,500   Salt River Project Agricultural Improvement and Power                 1/13 at 100.00          AA          7,771,725
                 District, Arizona, Electric System Revenue Bonds,
                 Series 2002B, 5.000%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

           45   Drew County Public Facilities Board, Arkansas, FNMA                   2/06 at 101.00         Aaa             45,713
                 Mortgage-Backed Single Family Revenue Refunding Bonds,
                 Series 1993A-2, 7.900%, 8/01/11

           46   Stuttgart Public Facilities Board, Arkansas, Single Family            9/06 at 100.00         Aaa             46,325
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 25.6% (16.7% OF TOTAL INVESTMENTS)

        3,250   Anaheim City School District, Orange County, California,              8/15 at 100.00         AAA          3,409,608
                 General Obligation Bonds, Series 2005, 5.000%, 8/01/23 -
                 FGIC Insured

        1,800   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          1,814,814
                 University of Southern California, Series 2005,
                 4.750%, 10/01/28

        2,000   California Health Facilities Financing Authority, Health                No Opt. Call          A-          2,082,820
                 Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)

        4,500   California Health Facilities Financing Authority, Revenue            11/15 at 100.00          A3          4,561,965
                 Bonds, Cedars-Sinai Medical Center, Series 2005,
                 5.000%, 11/15/27 (DD, settling 11/08/05)

        4,000   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00           A          4,134,880
                 5.000%, 2/01/23

        4,000   California, General Obligation Bonds, Series 2005,                    8/15 at 100.00           A          4,167,400
                 5.000%, 8/01/22

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          5,956,064
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

        1,000   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA-          1,104,220
                 5.250%, 7/01/14

        1,000   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          1,051,850
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       28,000    0.000%, 1/01/17                                                        No Opt. Call         AAA         17,147,200
       10,000    0.000%, 1/01/22 - RAAI Insured                                         No Opt. Call         AAA          4,674,200

        2,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          2,048,120
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

        2,350   Grossmont-Cuyamaca Community College District, California,            8/15 at 100.00         AAA          2,452,131
                 General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 -
                 FGIC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       3,255   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA     $    3,421,623
                 Obligation Bonds, Series 2005E, 5.000%, 7/01/22 -
                 AMBAC Insured

        2,640   North Orange County Community College District, California,           8/14 at 100.00         AAA          2,876,887
                 General Obligation Bonds, Series 2003B, 5.000%, 8/01/16
                 (Pre-refunded to 8/01/14) - FGIC Insured

                Peralta Community College District, Alameda County,
                California, General Obligation Bonds, Series  2005D:
        1,995    5.000%, 8/01/24 - FSA Insured                                        8/13 at 102.00         AAA          2,088,127
        2,090    5.000%, 8/01/25 - FSA Insured                                        8/13 at 102.00         AAA          2,182,503

        7,500   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          8,117,400
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/17 (Pre-refunded to 8/01/10) - MBIA Insured

        3,500   San Jose Unified School District, Santa Clara County,                 8/15 at 100.00         AAA          3,652,110
                 California, General Obligation Bonds, Series 2005B,
                 5.000%, 8/01/26 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.2% (1.5% OF TOTAL INVESTMENTS)

                Adams and Weld Counties School District 27J, Brighton, Colorado,
                General Obligation Bonds, Series 2004:
        1,000    5.000%, 12/01/23 - FGIC Insured                                     12/14 at 100.00         AAA          1,048,690
        1,500    5.000%, 12/01/24 - FGIC Insured                                     12/14 at 100.00         AAA          1,569,600

        1,150   Colorado Health Facilities Authority, Revenue Bonds,                  9/14 at 100.00          A3          1,156,958
                 Parkview Medical Center, Series 2004, 5.000%, 9/01/25

        1,000   Colorado Health Facilities Authority, Revenue Bonds,                 12/09 at 101.00         Aaa          1,096,450
                 Poudre Valley Healthcare Inc., Series 1999A,
                 5.750%, 12/01/23 (Pre-refunded to 12/01/09) - FSA Insured

          750   Colorado Health Facilities Authority, Revenue Bonds,                  1/15 at 100.00         BBB            769,088
                 Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17

        1,000   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA          1,044,250
                 Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.2% (0.8% OF TOTAL INVESTMENTS)

        2,000   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1          2,133,900
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,300   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          1,336,062
                 Finance Program Bonds, Series 1996C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.2% (3.4% OF TOTAL INVESTMENTS)

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          4,150,280
                 5.750%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        2,000   Florida Board of Education, Lottery Revenue Bonds,                    7/15 at 101.00         AAA          2,112,520
                 Series 2005A, 5.000%, 7/01/22 - AMBAC Insured

        2,500   Hillsborough County Industrial Development Authority,                10/12 at 100.00        Baa2          2,590,025
                 Florida, Pollution Control Revenue Bonds, Tampa Electric
                 Company Project, Series 2002, 5.100%, 10/01/13

        1,700   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          1,886,864
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        4,790   Jacksonville, Florida, Sales Tax Revenue Bonds, River City            4/06 at 101.00         AAA          4,872,005
                 Renaissance Project, Series 1996, 5.125%, 10/01/18 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 4.3% (2.8% OF TOTAL INVESTMENTS)

        8,000   George L. Smith II World Congress Center Authority, Atlanta,          7/10 at 101.00         AAA          8,524,720
                 Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                 Series 2000, 5.500%, 7/01/20 (Alternative Minimum Tax) -
                 MBIA Insured

        4,105   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA          4,380,856
                 Revenue Bonds, Series 2003A, 5.125%, 11/01/17 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,250   Hawaii Department of Budget and Finance, Special Purpose              1/09 at 101.00         AAA          2,420,257
                 Revenue Bonds, Hawaiian Electric Company Inc.,
                 Series 1999D, 6.150%, 1/01/20 (Alternative Minimum Tax) -
                 AMBAC Insured


                                       45

                        Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1% (0.0% OF TOTAL INVESTMENTS)

$         170   Idaho Housing and Finance Association, Single Family                  7/06 at 102.00         Aa1     $      171,753
                 Mortgage Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.1% (7.2% OF TOTAL INVESTMENTS)

        8,670   Chicago, Illinois, General Obligation Bonds, City Colleges              No Opt. Call         AAA          3,610,968
                 of Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/24 - FGIC Insured

          850   Chicago Public Building Commission, Illinois, General                   No Opt. Call         AAA            967,938
                 Obligation Lease Certificates, Chicago Board of Education,
                 Series 1990B, 7.000%, 1/01/15 - MBIA Insured

        8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds,                     No Opt. Call         AAA         10,063,490
                 Series 2001, 5.750%, 11/01/30 - AMBAC Insured

        4,020   Illinois Housing Development Authority, Section 8 Elderly             3/06 at 100.00           A          4,037,809
                 Housing Revenue Bonds, Garden House of Maywood
                 Development, Series 1992, 7.000%, 9/01/18

        1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA          1,628,850
                 Series 2002, 5.500%, 2/01/17 - FGIC Insured

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          850    5.250%, 1/01/25                                                      1/16 at 100.00         AA-            888,786
        1,750    5.250%, 1/01/30                                                      1/16 at 100.00         AA-          1,818,355

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       10,575    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          4,437,376
       10,775    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          4,285,649

        1,628   Wood River Township, Madison County, Illinois, General                2/06 at 100.00         N/R          1,546,523
                 Obligation Bonds, Series 1993, 6.625%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.8% (3.1% OF TOTAL INVESTMENTS)

                Anderson School Building Corporation, Madison County,
                Indiana, First Mortgage Bonds, Series 2003:
        1,000    5.500%, 7/15/19 - FSA Insured                                        1/14 at 100.00         AAA          1,098,550
        2,275    5.500%, 7/15/23 - FSA Insured                                        1/14 at 100.00         AAA          2,474,222

        6,180   Crown Point Multi-School Building Corporation, Indiana,                 No Opt. Call         AAA          2,673,468
                 First Mortgage Bonds, Crown Point Community School
                 Corporation, Series 2000, 0.000%, 1/15/23 - MBIA Insured

        2,535   Hammond Multi-School Building Corporation, Lake County,               7/13 at 100.00         AAA          2,620,759
                 Indiana, First Mortgage Revenue Bonds, Series 2003A,
                 5.000%, 7/15/23 - FGIC Insured

        2,350   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA          2,566,459
                 Bonds, Series 2003A, 5.250%, 6/01/18 (Pre-refunded to
                 6/01/13) - FSA Insured

        2,860   St. Joseph County PHM Elementary/Middle School Building                 No Opt. Call           A          3,032,515
                 Corporation, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.1% (0.7% OF TOTAL INVESTMENTS)

        3,000   Kentucky State Property and Buildings Commission, Revenue             8/15 at 100.00         AAA          3,152,190
                 Bonds, Project 85, Series 2005, 5.000%, 8/01/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,310   Louisiana Housing Finance Agency, GNMA Collateralized                 3/06 at 103.00         AAA          1,350,256
                 Mortgage Revenue Bonds, St. Dominic Assisted Care
                 Facility, Series 1995, 6.850%, 9/01/25

        3,950   Morehouse Parish, Louisiana, Pollution Control Revenue                  No Opt. Call         BBB          4,230,292
                 Bonds, International Paper Company, Series 2002A,
                 5.700%, 4/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 4.7% (3.0% OF TOTAL INVESTMENTS)

        7,965   Maine Educational Loan Marketing Corporation, Student Loan              No Opt. Call          A2          8,085,749
                 Revenue Bonds, Subordinate Series 1994B-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)

        5,730   Maine State Housing Authority, Single Family Mortgage                 5/13 at 100.00         AA+          5,892,159
                 Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.7% (0.5% OF TOTAL INVESTMENTS)

        2,000   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1          2,082,980
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7% (2.4% OF TOTAL INVESTMENTS)

$       1,900   Massachusetts, General Obligation Bonds, Series 2003D,               10/13 at 100.00       AA***     $    2,064,445
                 5.250%, 10/01/20 (Pre-refunded to 10/01/13)

        1,000   Massachusetts Development Finance Authority, Revenue                 10/14 at 100.00         BBB          1,043,380
                 Bonds, Hampshire College, Series 2004, 5.625%, 10/01/24

        4,360   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA          4,581,924
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/22 -
                 FSA Insured

        3,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          3,255,630
                 Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded to
                 1/01/14) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.1% (1.4% OF TOTAL INVESTMENTS)

        2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,            4/13 at 100.00         AAA          3,108,339
                 5.250%, 4/01/17 - XLCA Insured

        3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds,             12/12 at 100.00         AAA          3,260,890
                 Detroit Metropolitan Airport, Series 2002C,
                 5.375%, 12/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.8% (3.1% OF TOTAL INVESTMENTS)

        4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A          4,355,481
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        1,000   Duluth Economic Development Authority, Minnesota, Healthcare          2/14 at 100.00          A-          1,034,900
                 Facilities Revenue Bonds, Benedictine Health System -
                 St. Mary's Duluth Clinic, Series 2004, 5.250%, 2/15/21

        2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,            12/13 at 100.00        BBB+          2,493,970
                 Minnesota, Revenue Bonds, HealthPartners Inc.,
                 Series 2003, 6.000%, 12/01/20

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,062,850
                 Series 2004A, 5.250%, 10/01/19

                Minnesota Higher Education Facilities Authority, Revenue
                Bonds, University of St. Thomas, Series 2004-5Y:
          530    5.250%, 10/01/19                                                    10/14 at 100.00          A2            563,311
        1,500    5.250%, 10/01/34                                                    10/14 at 100.00          A2          1,566,465

        3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,             12/13 at 100.00         AA+          3,245,970
                 Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,525   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,527,059
                 Revenue Bonds, Baptist Memorial Healthcare,
                 Series 2004B-1, 5.000%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.0% (0.7% OF TOTAL INVESTMENTS)

        2,880   Joplin Industrial Development Authority, Missouri, Health             2/15 at 102.00        BBB+          3,016,771
                 Facilities Revenue Bonds, Freeman Health System,
                 Series 2004, 5.500%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,580   Douglas County Hospital Authority 2, Nebraska, Health                   No Opt. Call          A1          1,654,971
                 Facilities Revenue Bonds, Nebraska Medical Center,
                 Series 2003, 5.000%, 11/15/16

        2,320   Grand Island, Nebraska, Electric System Revenue Bonds,                3/06 at 100.00       A+***          2,489,986
                 Series 1977, 6.100%, 9/01/12

        2,350   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         AAA          2,403,933
                 Loan Program, Series 1993A-5B, 6.250%, 6/01/18 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.9% (1.2% OF TOTAL INVESTMENTS)

          390   New Hampshire Municipal Bond Bank, Revenue Bonds,                       No Opt. Call         N/R            393,436
                 Coe-Brown Northwood Academy, Series 1994,
                 7.250%, 5/01/09

        5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily            7/10 at 101.00         Aaa          5,259,100
                 Housing Remarketed Revenue Bonds, Countryside LP,
                 Series 1994, 6.100%, 7/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.5% (1.6% OF TOTAL INVESTMENTS)

        3,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,326,040
                 System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded
                 to 6/15/13)

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          2,622,575
                 5.000%, 1/01/25 - FSA Insured

        1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          1,577,370
                 5.000%, 1/01/19 - FGIC Insured


                                       47

                        Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 18.3% (11.9% OF TOTAL INVESTMENTS)

$       5,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA     $    5,307,400
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.125%, 11/15/21 - FGIC Insured

                New York City, New York, General Obligation Bonds,
                Fiscal Series 1996J:
           55    5.875%, 2/15/19 (Pre-refunded to 2/15/06)                            2/06 at 101.50       A+***             56,295
           40    5.875%, 2/15/19                                                      2/06 at 101.50          A+             40,861

        4,265   New York City, New York, General Obligation Bonds,                   10/13 at 100.00          A+          4,498,722
                 Fiscal Series 2003D, 5.250%, 10/15/22

        1,200   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          A+          1,288,020
                 Fiscal Series 2004B, 5.250%, 8/01/15

        4,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          A+          4,237,840
                 Fiscal Series 2004C, 5.250%, 8/15/20

        3,500   New York City, New York, General Obligation Bonds,                    6/15 at 100.00          A+          3,564,155
                 Fiscal Series 2005O, 5.000%, 6/01/30

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 1998A:
          360    5.125%, 8/15/21 (Pre-refunded to 8/15/07)                            8/07 at 101.00         AAA            376,333
        1,435    5.125%, 8/15/21                                                      8/07 at 101.00         AAA          1,493,232

        1,500   Dormitory Authority of the State of New York, State and               7/14 at 100.00         AA-          1,591,515
                 Local Appropriation Lease Bonds, Upstate Community
                 Colleges, Series 2004B, 5.250%, 7/01/19

       10,000   Dormitory Authority of the State of New York, Revenue Bonds,          5/10 at 101.00         AAA         10,964,200
                 State University Educational Facilities Revenue Bonds,
                 1999 Resolution, Series 2000B, 5.500%, 5/15/30
                 (Pre-refunded to 5/15/10) -FSA Insured

          900   New York State Medical Care Facilities Finance Agency,                2/06 at 100.00         AAA            904,923
                 FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
                 Home Projects, Series 1992B, 6.200%, 8/15/22

        3,245   New York State Medical Care Facilities Finance Agency,                2/06 at 100.00         Aa2          3,306,363
                 FHA-Insured Mortgage Revenue Bonds, St. Luke's-Roosevelt
                 Hospital Center, Series 1993A, 5.600%, 8/15/13

        3,250   New York State Municipal Bond Bank Agency, Special School             6/13 at 100.00          A+          3,450,688
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        6,460    5.000%, 1/01/25 - FSA Insured                                        7/15 at 100.00         AAA          6,744,046
        2,580    5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00         AAA          2,695,507

        1,000   New York State Urban Development Corporation, Subordinate             7/14 at 100.00           A          1,046,210
                 Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22

        3,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AA-          3,231,180
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.1% (2.6% OF TOTAL INVESTMENTS)

       10,300   North Carolina Eastern Municipal Power Agency, Power System             No Opt. Call         AAA         12,158,532
                 Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                 CAPMAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.7% (1.8% OF TOTAL INVESTMENTS)

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Ohio,             1/06 at 102.00         AAA          2,154,648
                 FHA-Insured Section 8 Mortgage Revenue Refunding Bonds,
                 Series 1994A, 6.750%, 1/15/25

        2,000   Granville Exempt Village School District, Ohio, General              12/11 at 100.00         Aa2          2,077,100
                 Obligation Bonds, Series 2001, 5.000%, 12/01/24

        4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,                No Opt. Call        BBB+          3,853,000
                 Series 2004, 4.250%, 4/01/33 (Alternative Minimum Tax)
                 (Mandatory put 4/01/14)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.3% (0.9% OF TOTAL INVESTMENTS)

                Oregon, General Obligation Bonds, State Board of Higher
                Education, Series 2004A:
        1,795    5.000%, 8/01/21                                                      8/14 at 100.00         AA-          1,883,709
        1,990    5.000%, 8/01/23                                                      8/14 at 100.00         AA-          2,079,490


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          3,138,990
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        1,655   Falls Township Hospital Authority, Pennsylvania, FHA-Insured          2/06 at 100.00         AAA          1,677,640
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.7% (1.8% OF TOTAL INVESTMENTS)

$       7,655   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB     $    8,086,130
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.8% (5.1% OF TOTAL INVESTMENTS)

        2,500   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,584,675
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          4,592,213
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        3,340   Greenville County School District, South Carolina, Installment       12/13 at 100.00         AA-          3,528,910
                 Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19

        3,620   Greenville, South Carolina, Hospital Facilities Revenue               5/13 at 100.00         AAA          3,834,919
                 Refunding Bonds, Series 2003A, 5.250%, 5/01/21 -
                 AMBAC Insured

        1,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          1,570,860
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30

        5,500   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00        BBB+          6,086,080
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34

        1,145   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,215,040
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,843,257
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7% (0.5% OF TOTAL INVESTMENTS)

        2,060   Johnson City Health and Educational Facilities Board,                 7/23 at 100.00         AAA          2,156,882
                 Tennessee, Hospital Revenue Refunding and Improvement
                 Bonds, Johnson City Medical Center, Series 1998C,
                 5.125%, 7/01/25 (Pre-refunded to 7/01/23) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.4% (3.5% OF TOTAL INVESTMENTS)

        1,075   Brazos River Authority, Texas, Pollution Control Revenue             10/13 at 101.00        Baa2          1,189,842
                 Bonds, TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

        3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          3,185,310
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
          400    5.250%, 8/15/21                                                        No Opt. Call        BBB-            409,716
          500    5.125%, 8/15/26                                                        No Opt. Call        BBB-            496,170

        2,265   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          2,393,290
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/25 - AMBAC Insured

        2,000   Mansfield Independent School District, Tarrant County, Texas,         2/11 at 100.00         AAA          2,096,260
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

                Texas Tech University, Financing System Revenue Bonds,
                9th Series 2003:
        3,525    5.250%, 2/15/18 - AMBAC Insured                                      8/13 at 100.00         AAA          3,785,427
        2,250    5.250%, 2/15/19 - AMBAC Insured                                      8/13 at 100.00         AAA          2,416,230

          110   Victoria Housing Finance Corporation, Texas, FNMA Single                No Opt. Call         Aaa            111,427
                 Family Mortgage Revenue Refunding Bonds, Series 1995,
                 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

          625   Utah Housing Corporation, Single Family Mortgage Bonds,               7/11 at 100.00         Aa2            640,363
                 Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

           45   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/07 at 102.00          AA             45,195
                 Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)

          315   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50          AA            324,441
                 Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)


                                       49

                        Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.3% (7.4% OF TOTAL INVESTMENTS)

$       2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA     $    2,765,200
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        7,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          7,593,180
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

        6,160   King County Public Hospital District 2, Washington, Limited           6/11 at 101.00         AAA          6,463,380
                 Tax General Obligation Bonds, Evergreen Hospital Medical
                 Center, Series 2001A, 5.250%, 12/01/24 - AMBAC Insured

        5,000   Seattle, Washington, Municipal Light and Power Revenue                3/11 at 100.00         AAA          5,410,350
                 Refunding and Improvement Bonds, Series 2001,
                 5.500%, 3/01/12 - FSA Insured

        1,000   Skagit County Public Hospital District 1, Washington, Revenue           No Opt. Call        Baa3          1,070,240
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23

        9,750   Washington, General Obligation Refunding Bonds,                         No Opt. Call         Aa1         10,593,668
                 Series 1992A and 1992AT-6, 6.250%, 2/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        3,150   West Virginia Water Development Authority, Loan Program II           11/13 at 101.00         AAA          3,395,354
                 Revenue Bonds, Series 2003B, 5.250%, 11/01/23 -
                 AMBAC Insured

        2,000   West Virginia Water Development Authority, Infrastructure            10/13 at 101.00         AAA          2,210,520
                 Revenue Bonds, Series 2003A, 5.500%, 10/01/23 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 5.1% (3.3% OF TOTAL INVESTMENTS)

          455   Wisconsin Housing and Economic Development Authority,                 1/06 at 100.00          AA            455,743
                 Housing Revenue Bonds, Series 1992A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/10 at 101.00          AA          5,449,150
                 Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/18 -
                 RAAI Insured

        5,670   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-          5,942,044
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/30

        2,350   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 101.00         AA-          2,415,401
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        5/14 at 100.00        BBB+          1,043,510
                 Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     472,834   Total Long-Term Investments (cost $438,710,727) - 153.4%                                                459,497,918
=============-----------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS - 0.1% (0.0% OF TOTAL INVESTMENTS)

          200   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                              VMIG-1            200,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2005, 2.730%, 7/01/35 - FSA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$         200   Total Short-Term Investments (cost $200,000)                                                                200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $438,910,727) - 153.5%                                                          459,697,918
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      4,725,037
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.1)%                                                       (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  299,422,955
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Portion of security purchased on a delayed delivery
                         basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen Municipal High Income Opportunity Fund (NMZ)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NATIONAL - 2.1% (1.5% OF TOTAL INVESTMENTS)

                Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4:
$       5,000    6.000%, 12/31/45 (Alternative Minimum Tax)                             No Opt. Call          A3     $    5,465,450
                 (Mandatory put 4/30/19)
        1,000    5.750%, 12/31/45 (Mandatory put 4/30/15)                               No Opt. Call          A3          1,065,820

        1,000   GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39             No Opt. Call        Baa1          1,029,020
                 (Alternative Minimum Tax) (Mandatory put 10/31/19)


------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.4% (1.7% OF TOTAL INVESTMENTS)

        2,000   Baldwin County Eastern Shore Healthcare Authority, Alabama,           4/06 at 102.00         N/R          2,049,180
                 Hospital Revenue Bonds, Thomas Hospital, Series 1996,
                 6.750%, 4/01/15

        6,200   Baldwin County Eastern Shore Healthcare Authority, Alabama,           4/08 at 102.00      N/R***          6,618,686
                 Hospital Revenue Bonds, Thomas Hospital, Series 1998,
                 5.750%, 4/01/27 (Pre-refunded to 4/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 4.6% (3.3% OF TOTAL INVESTMENTS)

          576   Estrella Mountain Ranch Community Facilities District, Goodyear,      7/10 at 102.00         N/R            633,381
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

        6,720   Maricopa County Industrial Development Authority, Arizona,            1/11 at 103.00         BBB          6,731,760
                 Senior Living Facility Revenue Bonds, Christian Care Mesa II
                 Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)

                Phoenix Industrial Development Authority, Arizona, Educational
                Revenue Bonds, Keystone Montessori School, Series 2004A:
          350    6.375%, 11/01/13                                                    11/11 at 103.00         N/R            351,957
          790    7.250%, 11/01/23                                                    11/11 at 103.00         N/R            797,142
        1,715    7.500%, 11/01/33                                                    11/11 at 103.00         N/R          1,731,601

          550   Pima County Industrial Development Authority, Arizona,               12/14 at 100.00        BBB-            558,393
                 Charter School Revenue Bonds, Noah Webster Basic Schools
                 Inc., Series 2004, 6.125%, 12/15/34

        1,645   Pima County Industrial Development Authority, Arizona, Charter        7/14 at 100.00         N/R          1,693,774
                 School Revenue Bonds, Heritage Elementary School,
                 Series 2004, 7.500%, 7/01/34

                Pima County Industrial Development Authority, Arizona, Charter
                School Revenue Bonds, Pointe Educational Services Charter
                School, Series 2004:
          500    6.250%, 7/01/14                                                        No Opt. Call      N/R***            568,915
        1,000    7.125%, 7/01/24 (Pre-refunded to 7/01/14)                            7/14 at 100.00      N/R***          1,196,510

        1,150   Pinal County Industrial Development Authority, Arizona,              10/12 at 100.00           A          1,183,511
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.250%, 10/01/22 -
                 ACA Insured

        1,000   Tucson Industrial Development Authority, Arizona, Charter             9/14 at 100.00        BBB-          1,009,170
                 School Revenue Bonds, Arizona Agribusiness and Equine
                 Center Charter School, Series 2004A, 5.850%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 19.0% (13.4% OF TOTAL INVESTMENTS)

        8,000   Alameda Public Finance Authority, California, Revenue Bond              No Opt. Call         N/R          7,946,320
                 Anticipation Notes, Alameda Power and Telecom,
                 Series 2004, 7.000%, 6/01/09

          500   California Health Facilities Financing Authority, Health                No Opt. Call          A-            520,705
                 Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)

        1,005   California Health Facilities Financing Authority, Hospital           11/05 at 100.00          BB          1,005,070
                 Revenue Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

        3,360   California, General Obligation Bonds, Series 2003,                   11/13 at 100.00           A          3,488,990
                 5.000%, 11/01/21

                California State Public Works Board, Lease Revenue Bonds,
                Department of General Services, Series 2003D:
        1,090    5.000%, 6/01/21                                                     12/13 at 100.00          A-          1,129,916
        1,170    5.100%, 6/01/23                                                     12/13 at 100.00          A-          1,217,654

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,102,480
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.000%, 6/01/25


                                       51

                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,020   California Statewide Community Development Authority,                 1/14 at 100.00         N/R     $    1,076,049
                 Subordinate Lien Multifamily Housing Revenue Bonds,
                 Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                 (Alternative Minimum Tax)

        3,800   California Statewide Community Development Authority,                10/15 at 103.00         N/R          4,150,056
                 Senior Lien Revenue Bonds, East Valley Tourist Authority,
                 Series 2003B, 9.250%, 10/01/20 (a)

        2,925   California Statewide Community Development Authority,                 3/14 at 102.00         N/R          3,045,188
                 Revenue Bonds, Epidaurus Project, Series 2004A,
                 7.750%, 3/01/34

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          1,223,190
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42

        5,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          6,274,125
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

        4,975   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         Aaa          5,582,796
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.625%, 6/01/33 (Pre-refunded to 6/01/13)

                Huntington Beach, California, Special Tax Bonds, Community
                Facilities District 2003-1, Huntington Center, Series 2004:
          500    5.800%, 9/01/23                                                      9/14 at 100.00         N/R            515,960
        1,000    5.850%, 9/01/33                                                      9/14 at 100.00         N/R          1,031,060

        2,500   Independent Cities Lease Finance Authority, California, Revenue       5/14 at 100.00         N/R          2,774,125
                 Bonds, El Granada Mobile Home Park, Series 2004A,
                 6.450%, 5/15/44

        1,015   Independent Cities Lease Finance Authority, California,               5/14 at 100.00         N/R          1,075,951
                 Subordinate Lien Revenue Bonds, El Granada Mobile Home
                 Park, Series 2004B, 6.500%, 5/15/44

        1,200   Lake Elsinore, California, Special Tax Bonds, Community               9/13 at 102.00         N/R          1,271,820
                 Facilities District 2003-2 Improvement Area A, Canyon Hills,
                 Series 2004A, 5.950%, 9/01/34

        3,400   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          3,550,178
                 Tax Bonds, Community Facilities District 3, Series 2004,
                 5.950%, 9/01/34

          300   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-            295,818
                 California, Sublease Revenue Bonds, Los Angeles
                 International Airport, American Airlines Inc. Terminal 4 Project,
                 Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)

        2,950   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-          2,908,877
                 California, Sublease Revenue Bonds, Los Angeles
                 International Airport, American Airlines Inc. Terminal 4
                 Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                 Minimum Tax)

                Moreno Valley Unified School District, Riverside County,
                California, Special Tax Bonds, Community Facilities District,
                Series 2004:
          800    5.550%, 9/01/29                                                      9/14 at 100.00         N/R            816,720
        1,250    5.650%, 9/01/34                                                      9/14 at 100.00         N/R          1,276,150

        1,555   Murrieta Valley Unified School District, Riverside County,            9/11 at 100.00         N/R          1,590,967
                 California, Special Tax Bonds, Community Facilities
                 District 2000-1, Series 2004B, 5.300%, 9/01/34

        1,000   Oceanside, California, Special Tax Revenue Bonds, Community           3/14 at 100.00         N/R          1,032,980
                 Facilities District - Morro Hills, Series 2004, 5.750%, 9/01/28

                Orange County, California, Special Tax Bonds, Community
                Facilities District 03-1 of Ladera Ranch, Series 2004A:
          500    5.500%, 8/15/23                                                      8/12 at 101.00         N/R            517,065
        1,625    5.600%, 8/15/28                                                      8/12 at 101.00         N/R          1,670,776
        1,000    5.625%, 8/15/34                                                      8/12 at 101.00         N/R          1,022,670

        2,250   San Diego County, California, Certificates of Participation,          9/12 at 100.00        BBB-          2,256,795
                 Developmental Services Foundation, Series 2002,
                 5.500%, 9/01/27

        3,895   West Patterson Financing Authority, California, Special               9/13 at 103.00         N/R          4,091,347
                 Tax Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 9.6% (6.8% OF TOTAL INVESTMENTS)

          925   Bradburn Metropolitan District 3, Colorado, General Obligation       12/13 at 101.00         N/R            988,612
                 Bonds, Series 2003, 7.500%, 12/01/33

        5,600   Buffalo Ridge Metropolitan District, Colorado, Limited               12/13 at 101.00         N/R          5,985,112
                 Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$         920   Colorado Educational and Cultural Facilities Authority,               7/08 at 100.00      N/R***     $      989,497
                 Charter School Revenue Bonds, Compass Montessori
                 Elementary Charter School, Series 2000, 7.750%, 7/15/31
                 (Pre-refunded to 7/15/08)

          650   Colorado Educational and Cultural Facilities Authority,               9/11 at 100.00      Ba1***            757,218
                 Charter School Revenue Bonds, Bromley East Charter
                 School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded
                 to 9/15/11)

          400   Colorado Educational and Cultural Facilities Authority,              12/10 at 101.00         BBB            441,172
                 Charter School Revenue Bonds, Academy Charter School -
                 Douglas County School District Re. 1, Series 2000,
                 6.875%, 12/15/20

        1,450   Colorado Educational and Cultural Facilities Authority,               6/11 at 100.00         Ba1          1,497,401
                 Charter School Revenue Bonds, Weld County School
                 District 6 - Frontier Academy, Series 2001, 7.250%, 6/01/20

        1,809   Colorado Educational and Cultural Facilities Authority,               2/12 at 100.00         N/R          1,899,938
                 Charter School Revenue Bonds, Jefferson County School
                 District R-1 - Compass Montessori Secondary School,
                 Series 2002, 8.000%, 2/15/32

        3,500   Colorado Educational and Cultural Facilities Authority,               5/14 at 101.00         N/R          3,723,685
                 Charter School Revenue Bonds, Denver Arts and Technology
                 Academy, Series 2003, 8.000%, 5/01/34

                Colorado Educational and Cultural Facilities Authority,
                Charter School Revenue Bonds, Excel Academy
                Charter School, Series 2003:
          875    7.500%, 12/01/33 (Pre-refunded to 12/01/11)                         12/11 at 100.00         AAA          1,055,556
          500    7.300%, 12/01/23 (Pre-refunded to 12/01/11)                         12/11 at 100.00         AAA            597,770

        1,500   Colorado Educational and Cultural Facilities Authority,               6/14 at 100.00         N/R          1,651,755
                 Independent School Improvement Revenue Bonds, Heritage
                 Christian School of Northern Colorado, Series 2004A,
                 7.500%, 6/01/34

        2,000   Colorado Educational and Cultural Facilities Authority, Revenue       6/14 at 100.00         N/R          2,106,320
                 Bonds, Colorado Lutheran High School Association,
                 Series 2004A, 7.500%, 6/01/24

          900   Colorado Housing and Finance Authority, Multifamily Project          10/12 at 100.00          AA            916,479
                 Bonds, Class II Series 2002C-6, 5.300%, 10/01/42

        4,300   Denver Health and Hospitals Authority, Colorado, Revenue             12/14 at 100.00         BBB          4,699,857
                 Bonds, Series 2004A, 6.250%, 12/01/33

        1,000   Denver, Colorado, FHA-Insured Multifamily Housing Mortgage            7/08 at 102.00         AAA          1,019,480
                 Loan Revenue Bonds, Garden Court Community Project,
                 Series 1998, 5.400%, 7/01/39

          800   Eagle County Air Terminal Corporation, Colorado, Airport              5/06 at 101.00         N/R            815,376
                 Terminal Revenue Bonds, Series 1996, 7.500%, 5/01/21
                 (Alternative Minimum Tax)

        1,250   Mesa County, Colorado, Residential Care Facilities Mortgage          12/11 at 101.00          AA          1,303,200
                 Revenue Bonds, Hilltop Community Resources Inc.
                 Obligated Group, Series 2001A, 5.250%, 12/01/21 -
                 RAAI Insured

        2,000   Park Creek Metropolitan District, Colorado, Limited Tax                 No Opt. Call         N/R          2,252,680
                 Obligation Revenue Bonds, Series 2003CR-2,
                 7.875%, 12/01/32 (Mandatory put 12/01/13)

                Tallyn's Reach Metropolitan District 2, Aurora, Colorado,
                Limited Tax General Obligation Bonds, Series 2004:
          250    6.000%, 12/01/18                                                    12/13 at 100.00         N/R            253,418
          315    6.375%, 12/01/23                                                    12/13 at 100.00         N/R            322,762

                Tallyn's Reach Metropolitan District 3, Aurora, Colorado,
                Limited Tax General Obligation Bonds, Series 2004:
          500    6.625%, 12/01/23                                                    12/13 at 100.00         N/R            520,240
          500    6.750%, 12/01/33                                                    12/13 at 100.00         N/R            516,120


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,025   Eastern Connecticut Resource Recovery Authority, Solid                1/06 at 100.00         BBB          1,025,000
                 Waste Revenue Bonds, Wheelabrator Lisbon Project,
                 Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 9.2% (6.5% OF TOTAL INVESTMENTS)

        4,445   Bartram Springs Community Development District, Duval                 5/13 at 102.00         N/R          4,842,116
                 County, Florida, Special Assessment Bonds, Series 2003A,
                 6.650%, 5/01/34

          700   Broward County, Florida, Airport Facility Revenue Bonds,             11/14 at 101.00        BBB-            791,819
                 Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
                 Minimum Tax)

        1,190   Century Gardens Community Development District,                       5/14 at 101.00         N/R          1,228,854
                 Miami-Dade County, Florida, Special Assessment Revenue
                 Bonds, Series 2004, 5.900%, 5/01/34


                                       53

                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

                Islands at Doral Northeast Community Development District,
                Miami-Dade County, Florida, Special Assessment Bonds, Series 2004:
$         485    6.125%, 5/01/24                                                      5/14 at 101.00         N/R     $      517,738
          450    6.250%, 5/01/34                                                      5/14 at 101.00         N/R            475,227

        6,880   Lee County Industrial Development Authority, Florida,                   No Opt. Call          B2          5,972,253
                 Multifamily Housing Revenue Bonds, Legacy at Lehigh
                 Project, Senior Series 2003A, 6.000%, 12/01/43

          640   Lexington Community Development District, Florida, Special            5/14 at 101.00         N/R            664,256
                 Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

        3,940   MMA Financial CDD Junior Securitization Trust, Florida,              11/07 at 100.00         N/R          3,946,816
                 Pass-Through Certificates, Class A, Series 2003I,
                 8.000%, 11/01/13

        3,370   Meadowwoods Community Development District, Pasco                     5/14 at 101.00         N/R          3,422,269
                 County, Florida, Special Assessment Revenue Bonds,
                 Series 2004A, 6.050%, 5/01/35

        3,985   Palm Beach County Housing Finance Authority, Florida,                 7/09 at 103.00         N/R          4,013,533
                 Multifamily Housing Revenue Bonds, Lake Delray Apartments,
                 Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)

        1,700   South-Dade Venture Community Development District, Florida,           5/14 at 101.00         N/R          1,787,431
                 Special Assessment Revenue Bonds, Series 2004,
                 6.125%, 5/01/34

                Stonegate Community Development District, Florida, Special
                Assessment Revenue Bonds, Series 2004:
          485    6.000%, 5/01/24                                                      5/14 at 101.00         N/R            512,495
          500    6.125%, 5/01/34                                                      5/14 at 101.00         N/R            522,695

                Westchester Community Development District 1, Florida,
                Special Assessment Bonds, Series 2003:
          150    6.000%, 5/01/23                                                      5/13 at 101.00         N/R            157,059
        3,750    6.125%, 5/01/35                                                      5/13 at 101.00         N/R          3,915,450


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,975   Fulton County Residential Care Facilities Authority, Georgia,        12/13 at 102.00         N/R          2,172,994
                 Revenue Bonds, St. Anne's Terrace, Series 2003,
                 7.625%, 12/01/33

          900   Fulton County Residential Care Facilities Authority, Georgia,         2/09 at 100.00         N/R            918,135
                 Revenue Bonds, Canterbury Court, Series 2004A,
                 6.125%, 2/15/34


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.9% (7.7% OF TOTAL INVESTMENTS)

        2,000   Chicago, Illinois, Certificates of Participation Tax Increment       12/08 at 100.00         N/R          2,105,200
                 Revenue Notes, Chicago/Kingsbury Redevelopment Project,
                 Series 2004A, 6.570%, 2/15/13

        1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest         11/08 at 102.00         BB+          1,289,736
                 Physicians Group Ltd., Series 1998, 5.500%, 11/15/19

          795   Illinois Health Facilities Authority, Revenue Bonds, Victory          8/07 at 101.00        BBB-            792,965
                 Health Services, Series 1997A, 5.750%, 8/15/27

        8,800   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          9,197,496
                 Hospital, Series 2002A, 5.750%, 7/01/29

                Illinois Health Facilities Authority, FHA-Insured Mortgage
                Revenue Refunding Bonds, Sinai Health System, Series 2003:
        5,000    5.000%, 8/15/24                                                      8/13 at 100.00         AAA          5,109,650
       10,000    5.100%, 8/15/33                                                      8/13 at 100.00         AAA         10,176,700
        5,000    5.150%, 2/15/37                                                      8/13 at 100.00         AAA          5,110,600

          305   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/06 at 100.00        BBB-            305,162
                 Proctor Community Hospital, Series 1991, 7.375%, 1/01/23

        1,650   Lombard Public Facilities Corporation, Illinois, First Tier           1/16 at 100.00         N/R          1,725,652
                 Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                 7.125%, 1/01/36

        1,000   Lombard Public Facilities Corporation, Illinois, Third Tier           4/06 at 100.00         N/R            986,660
                 Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                 4.000%, 1/01/36

        2,065   Plano Special Service Area 1, Illinois, Special Tax Bonds,            3/14 at 102.00         N/R          2,089,119
                 Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.5% (2.5% OF TOTAL INVESTMENTS)

$       6,360   Carmel Redevelopment District, Indiana, Tax Increment Revenue         7/12 at 103.00         N/R     $    6,365,406
                 Bonds, Series 2004A, 6.650%, 1/15/24

                Indiana Health Facility Financing Authority, Hospital Revenue
                Bonds, Community Foundation of Northwest Indiana, Series 2004A:
          500    6.250%, 3/01/25                                                      3/14 at 101.00        BBB-            535,030
        2,500    6.000%, 3/01/34                                                      3/14 at 101.00        BBB-          2,624,850

        1,000   St. Joseph County, Indiana, Economic Development Revenue              7/15 at 103.00         N/R          1,057,360
                 Bonds, Chicago Trail Village Apartments, Series 2005A,
                 7.500%, 7/01/35

        1,865   Whitley County, Indiana, Solid Waste and Sewerage Disposal           11/10 at 102.00         N/R          2,021,306
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.5% (4.6% OF TOTAL INVESTMENTS)

        2,590   Carter Plantation Community Development District, Livingston         11/05 at 100.00         N/R          2,524,577
                 Parish, Louisiana, Special Assessment Bonds, Series 2004,
                 5.500%, 5/01/16

        8,500   Hodge, Louisiana, Combined Utility System Revenue Bonds,                No Opt. Call           B         10,058,645
                 Smurfit-Stone Container Corporation, Series 2003,
                 7.450%, 3/01/24 (Alternative Minimum Tax)

        2,620   Lafourche Parish Housing Authority, Louisiana, GNMA                   1/11 at 105.00         AAA          2,800,623
                 Collateralized Mortgage Loan Multifamily Mortgage
                 Revenue Bonds, City Place II Apartments, Series 2001,
                 6.700%, 1/20/40

                Ouachita Parish Industrial Development Authority, Louisiana,
                Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
          865    8.250%, 3/01/19 (Alternative Minimum Tax)                            3/10 at 102.00         N/R            897,645
          805    8.500%, 3/01/24 (Alternative Minimum Tax)                            3/10 at 102.00         N/R            833,650

        5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue               No Opt. Call         N/R          5,133,456
                 Bonds, Freeport McMoran Project,  Series 1992,
                 7.700%, 10/01/22 (Alternative Minimum Tax)

        1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB          1,043,460
                 Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,155   Portland Housing Development Corporation, Maine, Section 8            2/14 at 102.00        Baa2          3,258,800
                 Assisted Senior Living Revenue Bonds, Avesta Housing
                 Development Corporation, Series 2004A, 6.000%, 2/01/34


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 3.4% (2.4% OF TOTAL INVESTMENTS)

        2,000   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          2,030,620
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        3,800   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1          3,943,070
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.500%, 8/15/33

        7,435   Prince George's County, Maryland, Revenue Bonds, Dimensions           1/06 at 101.00          B3          6,128,447
                 Health Corporation, Series 1994, 5.300%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.4% (1.0% OF TOTAL INVESTMENTS)

        1,350   Massachusetts Health and Educational Facilities Authority,            7/14 at 100.00         BB-          1,413,855
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B, 6.375%, 7/01/34

        3,470   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          3,717,585
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.7% (3.3% OF TOTAL INVESTMENTS)

        1,315   Countryside Charter School, Berrien County, Michigan,                 4/09 at 100.00         N/R          1,317,051
                 Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29

          915   Countryside Charter School, Berrien County, Michigan,                 4/09 at 100.00         N/R            943,832
                 Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29

        1,450   Detroit Local Development Finance Authority, Michigan, Tax            5/09 at 101.00         BB-          1,379,603
                 Increment Bonds, Series 1998A, 5.500%, 5/01/21

        3,580   Michigan State Hospital Finance Authority, Hospital Revenue           2/06 at 101.00         BB-          3,438,447
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993B, 5.500%, 8/15/23

        2,740   Nataki Talibah Schoolhouse, Wayne County, Michigan,                   6/10 at 102.00         N/R          2,913,716
                 Certificates of Participation, Series 2000, 8.250%, 6/01/30


                                       55

                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

                Pontiac Hospital Finance Authority, Michigan, Hospital Revenue
                Refunding Bonds, NOMC Obligated Group, Series 1993:
$       1,000    6.000%, 8/01/13                                                      2/06 at 100.00          BB     $      998,480
        1,500    6.000%, 8/01/18                                                      2/06 at 100.00          BB          1,448,055
        1,800    6.000%, 8/01/23                                                      2/06 at 100.00          BB          1,687,824

        2,500   Saginaw Hospital Finance Authority, Michigan, Hospital Revenue        7/14 at 100.00           A          2,556,000
                 Bonds, Covenant Medical Center, Series 2004G,
                 5.125%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.9% (2.0% OF TOTAL INVESTMENTS)

                Minneapolis, Minnesota, Student Housing Revenue Bonds,
                Riverton Community Housing Project, Series  2000:
          100    7.200%, 7/01/14                                                      7/10 at 100.00         N/R            102,163
          100    7.300%, 7/01/15                                                      7/10 at 100.00         N/R            102,157

        1,325   Ramsey, Anoka County, Minnesota, Charter School Lease                 6/14 at 102.00         N/R          1,341,377
                 Revenue Bonds, PACT Charter School, Series 2004A,
                 6.750%, 12/01/33

        5,000   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet               7/14 at 100.00           A          5,123,800
                 Health Services, Series 2003B, 5.250%, 7/01/30

        1,100   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,141,613
                 Charter School Revenue Bonds, HOPE Community Academy
                 Charter School, Series 2004A, 6.750%, 12/01/33

        1,430   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,453,266
                 Charter School Revenue Bonds, Higher Ground Academy
                 Charter School, Series 2004A, 6.625%, 12/01/23

        1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,              5/15 at 100.00         N/R          1,012,990
                 HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,000   Mississippi Home Corporation, Multifamily Housing Revenue            11/19 at 101.00         N/R          1,013,200
                 Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                 6.125%, 9/01/34


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.4% (1.0% OF TOTAL INVESTMENTS)

        2,380   Kansas City Industrial Development Authority, Missouri,               2/14 at 102.00         N/R          2,497,477
                 Multifamily Housing Revenue Bonds, Pickwick Apartments
                 Project, Series 2004, 8.000%, 2/01/34 (Alternative
                 Minimum Tax)

        2,500   St. Louis County Industrial Development Authority, Missouri,         12/05 at 100.00         N/R          2,542,750
                 Revenue Bonds, Kiel Center Multipurpose Arena,
                 Series 1992, 7.875%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 2.1% (1.5% OF TOTAL INVESTMENTS)

        5,200   Montana Board of Investments, Exempt Facility Revenue                 7/10 at 101.00          B1          5,402,124
                 Bonds, Stillwater Mining Company, Series 2000,
                 8.000%, 7/01/20 (Alternative Minimum Tax)

        2,000   Montana Board of Investments, Resource Recovery Revenue                 No Opt. Call         N/R          1,994,220
                 Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.3% (1.6% OF TOTAL INVESTMENTS)

        1,500   Clark County, Nevada, Local Improvement Bonds, Mountain's             2/06 at 103.00         N/R          1,552,590
                 Edge Special Improvement District 142, Series 2003,
                 6.375%, 8/01/23

        2,000   Clark County, Nevada, Industrial Development Revenue Bonds,             No Opt. Call          B-          1,984,500
                 Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                 (Alternative Minimum Tax)

        3,670   Clark County, Nevada, Industrial Development Revenue Bonds,             No Opt. Call          B-          3,614,032
                 Nevada Power Company Project, Series 1995C,
                 5.500%, 10/01/30
          500   Clark County, Nevada, Industrial Development Revenue Bonds,             No Opt. Call          B-            500,005
                 Nevada Power Company, Series 1997A, 5.900%, 11/01/32
                 (Alternative Minimum Tax)

          550   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         N/R            573,694
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                 Series 2000, 7.375%, 1/01/40


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.9% (2.8% OF TOTAL INVESTMENTS)

$       1,510   New Jersey Economic Development Authority, Special Facilities         9/09 at 101.00           B     $    1,224,852
                 Revenue Bonds, Continental Airlines Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

          500   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-            556,370
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        7,825    6.750%, 6/01/39                                                      6/13 at 100.00         BBB          8,926,369
        2,760    7.000%, 6/01/41                                                      6/13 at 100.00         BBB          3,230,939


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.3% (0.9% OF TOTAL INVESTMENTS)

        4,500   Jicarilla Apache Nation, New Mexico, Revenue Bonds,                   9/13 at 101.00         N/R          4,624,245
                 Series 2002A, 5.000%, 9/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 3.4% (2.4% OF TOTAL INVESTMENTS)

          500   New York City Industrial Development Agency, New York,                3/09 at 103.00         N/R            531,635
                 Liberty Revenue Bonds, 7 World Trade Center, Series 2005A,
                 6.250%, 3/01/15

        1,700   New York City Industrial Development Agency, New York,                8/06 at 100.00         CCC          1,255,501
                 Special Facilities Revenue Bonds, American Airlines Inc.,
                 Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

          750   New York City Industrial Development Agency, New York,                  No Opt. Call          B-            762,008
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002A, 8.000%, 8/01/12 (Alternative
                 Minimum Tax)

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003B-1C:
        4,000    5.500%, 6/01/21                                                      6/13 at 100.00         AA-          4,333,240
        5,000    5.500%, 6/01/22                                                      6/13 at 100.00         AA-          5,386,250

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        5,500   North Carolina Capital Facilities Finance Agency, Solid Waste         7/12 at 106.00         N/R          5,549,225
                 Facilities Revenue Bonds, Liberty Tire Services of
                 North Carolina LLC, Series 2004A, 6.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.9% (2.8% OF TOTAL INVESTMENTS)

                Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
                Services and Education Corporation, Series 1998:
          500    5.700%, 1/01/13                                                      1/08 at 102.00           B            477,595
          400    5.800%, 1/01/18                                                      1/08 at 102.00           B            367,520

        3,375   Cleveland-Cuyahoga County Port Authority, Ohio, Development           5/14 at 102.00         N/R          3,374,933
                 Revenue Bonds, Bond Fund Program - Garfield Heights
                 Project, Series 2004D, 5.250%, 5/15/23

        7,600   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          7,645,904
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

          800   Toledo-Lucas County Port Authority, Ohio, Port Revenue                3/14 at 101.00          A+            798,248
                 Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22

        1,275   Trumbull County, Ohio, Sewerage Disposal Revenue Bonds,                 No Opt. Call         BB-          1,277,321
                 General Motors Corporation, Series 1994, 6.750%, 7/01/14
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 4.2% (3.0% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Refunding
                Bonds, Hillcrest Healthcare System, Series 1999A:
        1,200    5.750%, 8/15/15 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA          1,307,940
       11,680    5.625%, 8/15/29 (Pre-refunded to 8/15/09)                            8/09 at 101.00         AAA         12,679,107

        1,335   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,              12/05 at 102.00          B-          1,144,589
                 American Airlines Inc., Series 1995, 6.250%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.8% (3.4% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority,
                Pennsylvania, Revenue Bonds, West Penn Allegheny
                Health System, Series 2000B:
          695    9.250%, 11/15/22                                                    11/10 at 102.00          B1            830,720
        6,455    9.250%, 11/15/30                                                    11/10 at 102.00          B1          7,687,260

        2,000   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R          1,922,340
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.750%, 10/15/37


                                       57

                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$         190   Monroeville Hospital Authority, Pennsylvania, Revenue Bonds,            No Opt. Call          B1     $      190,253
                 Forbes Health System, Series 1992, 7.000%, 10/01/13

          300   Monroeville Hospital Authority, Pennsylvania, Revenue Bonds,          4/06 at 102.00          B1            305,550
                 Forbes Health System, Series 1995, 6.250%, 10/01/15

          500   New Morgan Industrial Development Authority, Pennsylvania,            4/06 at 100.00         BB-            496,700
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                 Minimum Tax)

          600   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B+            642,648
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          400   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B+            428,432
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)

        4,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          4,284,320
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.800%, 6/01/23 (Alternative Minimum Tax) -
                 ACA Insured

          230   Pennsylvania Higher Educational Facilities Authority, Revenue           No Opt. Call          B1            230,338
                 Bonds, Allegheny General Hospital, Series 1991A,
                 7.250%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,500   Central Falls Detention Facility Corporation, Rhode Island,           7/15 at 103.00         N/R          1,559,595
                 Detention Facility Revenue Bonds, Series 2005,
                 7.250%, 7/15/35

        3,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          3,176,130
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.9% (1.4% OF TOTAL INVESTMENTS)

        2,755   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,870,875
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/19

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
          500    6.750%, 1/01/19 - FGIC Insured                                         No Opt. Call         AAA            629,360
        1,375    6.750%, 1/01/19 - FGIC Insured                                         No Opt. Call         AAA          1,691,333

        1,150   South Carolina JOBS Economic Development Authority,                   8/11 at 100.00          AA          1,186,133
                 Hospital Revenue Bonds, Georgetown Memorial Hospital,
                 Series 2001, 5.250%, 2/01/21 - RAAI Insured

          490   Tobacco Settlement Revenue Management Authority,                        No Opt. Call         BBB            556,341
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/30


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.0% (0.7% OF TOTAL INVESTMENTS)

        3,500   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          3,688,650
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.500%, 4/15/31


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.7% (6.2% OF TOTAL INVESTMENTS)

        1,200   Dallas-Ft. Worth International Airport Facility Improvement          11/05 at 100.00         CCC            871,704
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

        2,705   Dallas-Ft. Worth International Airport Facility Improvement          11/05 at 102.00         CCC          2,056,666
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1995, 6.000%, 11/01/14

          565   Dallas-Ft. Worth International Airport Facility Improvement          11/09 at 101.00        Caa2            366,917
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

                Decatur Hospital Authority, Texas, Revenue Bonds, Wise
                Regional Health System, Series 2004A:
        1,840    7.000%, 9/01/25                                                      9/14 at 100.00         N/R          1,981,533
        6,600    7.125%, 9/01/34                                                      9/14 at 100.00         N/R          7,113,876

          585   Gulf Coast Industrial Development Authority, Texas, Solid             4/12 at 100.00         Ba1            659,769
                 Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
                 Project, Series 1998, 8.000%, 4/01/28 (Alternative
                 Minimum Tax)

        3,000   Harris County Health Facilities Development Corporation,             12/14 at 100.00           A          3,069,870
                 Texas, Hospital Revenue Bonds, Memorial Hermann
                 Healthcare System, Series 2004A, 5.125%, 12/01/23

        2,020   Houston, Texas, Airport System Special Facilities Revenue             7/09 at 101.00          B-          1,483,912
                 Bonds, Continental Air Lines Inc., Series 1998B,
                 5.700%, 7/15/29 (Alternative Minimum Tax)

          975   Houston, Texas, Airport System Special Facilities Revenue             7/09 at 101.00          B-            716,245
                 Bonds, Continental Air Lines Inc., Series 1998C,
                 5.700%, 7/15/29 (Alternative Minimum Tax)


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Houston, Texas, Airport System Special Facilities Revenue
                Bonds, Continental Air Lines Inc., Series  2001E:
$         600    7.375%, 7/01/22 (Alternative Minimum Tax)                            7/11 at 101.00          B-     $      563,358
        5,350    6.750%, 7/01/29 (Alternative Minimum Tax)                            7/11 at 101.00          B-          4,621,170

                Houston Health Facilities Development Corporation, Texas,
                Revenue Bonds, Buckingham Senior Living Community Inc.,
                Series 2004A:
          250    7.000%, 2/15/23                                                      2/14 at 101.00         N/R            274,335
        1,400    7.125%, 2/15/34                                                      2/14 at 101.00         N/R          1,531,572

        5,850   Texas Department of Housing and Community Affairs,                    7/21 at 100.00         N/R          5,852,106
                 Multifamily Housing Revenue Bonds, Humble Parkway
                 Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 3.4% (2.4% OF TOTAL INVESTMENTS)

        5,000   Virgin Islands Public Finance Authority, Revenue Bonds,               1/14 at 100.00         BBB          5,465,800
                 Refinery Project - Hovensa LLC, Series 2003,
                 6.125%, 7/01/22 (Alternative Minimum Tax)

        3,300   Virgin Islands Public Finance Authority, Senior Secured Lien          7/14 at 100.00         BBB          3,552,483
                 Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004,
                 5.875%, 7/01/22

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00          AA          3,100,140
                 Loan Note, Series 2003, 5.000%, 10/01/26 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 4.2% (3.0% OF TOTAL INVESTMENTS)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
        2,000    0.000%, 8/15/12                                                       8/08 at 82.10         BB-          1,401,280
        3,000    0.000%, 8/15/15                                                       8/08 at 68.82         BB-          1,764,750
        9,000    0.000%, 8/15/19                                                       8/08 at 54.38         BB-          4,164,300

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998A:
        2,000    0.000%, 8/15/14                                                       8/08 at 73.23         BB-          1,252,280
        4,250    5.500%, 8/15/28                                                      8/08 at 102.00         BB-          4,382,005
        1,850    0.000%, 8/15/30                                                       8/08 at 28.38         BB-            447,589

          650   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00          B2            672,230
                 Horse Center Revenue Bonds, Series 2001A, 7.400%, 7/15/21

        1,000   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 100.00          B2            998,430
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.6% (2.5% OF TOTAL INVESTMENTS)

        3,000   Skagit County Public Hospital District 1, Washington, Revenue        12/13 at 100.00        Baa3          3,221,460
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/18

                Vancouver Downtown Redevelopment Authority, Washington,
                Revenue Bonds, Conference Center Project, Series 2003A:
        1,750    6.000%, 1/01/28 - ACA Insured                                        1/14 at 100.00           A          1,887,305
        4,725    6.000%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          5,075,924
        2,500    5.250%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          2,525,450


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 5.7% (4.1% OF TOTAL INVESTMENTS)

          550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,          12/14 at 101.00         N/R            546,700
                 Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

          300   Wisconsin Health and Educational Facilities Authority, Revenue        7/06 at 102.00         N/R            307,291
                 Bonds, Milwaukee Catholic Home Inc., Series 1996,
                 7.250%, 7/01/17

          500   Wisconsin Health and Educational Facilities Authority, Revenue          No Opt. Call         N/R            500,303
                 Bonds, Oakwood Village Obligated Group, Series 2000A,
                 7.000%, 8/15/15

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 101.00           A          5,284,100
                 Bonds, Wheaton Franciscan Services Inc., Series 2002,
                 5.750%, 8/15/30


                                       59

                        Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Aurora Health Care Inc., Series 1999A:
$       2,300    5.600%, 2/15/29 - ACA Insured                                        2/09 at 101.00           A     $    2,357,130
        9,380    5.600%, 2/15/29                                                      2/09 at 101.00        BBB+          9,579,886

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Southwest Health Center Inc., Series 2004A:
          875    6.125%, 4/01/24                                                      4/14 at 100.00         N/R            888,440
        1,000    6.250%, 4/01/34                                                      4/14 at 100.00         N/R          1,012,980
------------------------------------------------------------------------------------------------------------------------------------
$     497,125   Total Long-Term Investments (cost $476,990,194) - 141.3%                                                504,640,205
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      7,385,218
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (43.4)%                                                       (155,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           357,025,423
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (a) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES October 31, 2005
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)            (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $815,742,549,
   $739,748,470, $1,179,639,042, $438,910,727
   and $476,990,194, respectively)                $860,916,751     $788,379,742   $1,260,517,194      $459,697,918     $504,640,205
Cash                                                    34,770        2,294,368               --            15,596               --
Receivables:
   Interest                                         13,712,143       12,728,399       20,987,151         6,631,578        9,503,317
   Investments sold                                  7,953,635          207,082        1,490,000                --          340,000
Other assets                                            56,491           70,092           79,535            41,117           10,753
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 882,673,790      803,679,683    1,283,073,880       466,386,209      514,494,275
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                              --               --        2,900,463                --        1,812,849
Payable for investments purchased                   27,076,031               --               --         1,545,313               --
Accrued expenses:
   Management fees                                     449,319          422,070          664,383           248,078          180,876
   Other                                               201,225          184,816          294,373           114,789          320,581
Preferred share dividends payable                       90,394           78,600          137,985            55,074          154,546
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                             27,816,969          685,486        3,997,204         1,963,254        2,468,852
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             301,000,000      279,000,000      452,000,000       165,000,000      155,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $553,856,821     $523,994,197   $  827,076,676      $299,422,955     $357,025,423
====================================================================================================================================
Common shares outstanding                           35,748,959       33,887,474       54,204,488        20,091,018       23,248,122
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares, divided by Common
   shares outstanding)                            $      15.49     $      15.46   $        15.26      $      14.90     $      15.36
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    357,490     $    338,875   $      542,045      $    200,910     $    232,481
Paid-in surplus                                    498,308,982      471,842,025      755,082,993       279,090,016      328,797,000
Undistributed (Over-distribution of)
   net investment income                             3,934,793        4,579,876        5,379,712           (60,808)         763,211
Accumulated net realized gain (loss)
   from investments                                  6,081,354       (1,397,851)     (14,806,226)        (594,354)         (417,280)
Net unrealized appreciation of investments          45,174,202       48,631,272       80,878,152        20,787,191       27,650,011
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $553,856,821     $523,994,197   $  827,076,676      $299,422,955     $357,025,423
====================================================================================================================================
Authorized shares:
   Common                                          200,000,000      200,000,000      200,000,000       200,000,000        Unlimited
   Preferred                                         1,000,000        1,000,000        1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended October 31, 2005
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)            (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $44,148,106      $42,298,069      $65,179,818       $22,718,293      $30,992,483
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                      5,347,579        5,007,510        7,883,007         2,958,746        3,695,148
Preferred shares - auction fees                        752,500          697,500        1,130,000           412,500          186,167
Preferred shares - dividend disbursing agent fees       50,000           50,000           60,000            30,000           15,994
Shareholders' servicing agent fees and expenses         69,975           61,901          102,965            39,620            2,480
Custodian's fees and expenses                          205,139          165,926          261,927           111,305          168,227
Directors'/Trustees' fees and expenses                  14,642           14,111           22,482             7,921           10,693
Professional fees                                       98,154           61,188           59,468            57,610           52,064
Shareholders' reports - printing and
   mailing expenses                                     70,768           68,242          104,988            39,967           44,183
Stock exchange listing fees                             13,923           13,204           21,120            10,469            1,965
Investor relations expense                             115,478          108,404          171,927            63,626           69,442
Other expenses                                          58,179           50,705           78,332            38,308           18,382
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit,
   expense reimbursement and legal fee refund        6,796,337        6,298,691        9,896,216         3,770,072        4,264,745
   Custodian fee credit                                 (8,872)         (39,774)         (45,754)           (6,396)          (2,703)
   Expense reimbursement                                    --               --               --                --       (1,625,837)
   Legal fee refund                                   (112,424)         (62,458)              --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                         6,675,041        6,196,459        9,850,462         3,763,676        2,636,205
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               37,473,065       36,101,610       55,329,356        18,954,617       28,356,278
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments            6,082,899          960,964        2,451,781          (575,979)        (419,282)
Change in net unrealized appreciation
   (depreciation) of investments                   (20,140,785)      (6,444,043)     (14,338,193)       (7,270,490)      12,786,268
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            (14,057,886)      (5,483,079)     (11,886,412)       (7,846,469)      12,366,986
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                          (5,597,765)      (5,583,403)      (8,862,398)       (3,156,277)      (3,009,376)
From accumulated net realized gains
   from investments                                   (283,920)              --               --          (210,150)        (126,806)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders     (5,881,685)      (5,583,403)      (8,862,398)       (3,366,427)      (3,136,182)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                   $17,533,494      $25,035,128      $34,580,546        $7,741,721      $37,587,082
====================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of
                     CHANGES IN NET ASSETS
                                                                       INVESTMENT QUALITY (NQM)             SELECT QUALITY (NQS)
                                                                    ------------------------------     -----------------------------
                                                                            YEAR              YEAR             YEAR            YEAR
                                                                           ENDED             ENDED            ENDED           ENDED
                                                                        10/31/05          10/31/04         10/31/05        10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 37,473,065      $ 38,309,679     $ 36,101,610    $ 36,775,861
Net realized gain (loss) from investments                              6,082,899         4,952,784          960,964      (2,412,210)
Change in net unrealized appreciation
   (depreciation) of investments                                     (20,140,785)       10,084,653       (6,444,043)     16,809,379
Distributions to Preferred Shareholders:
   From net investment income                                         (5,597,765)       (2,792,857)      (5,583,403)     (2,441,256)
   From accumulated net realized gains
      from investments                                                  (283,920)               --               --        (189,626)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                      17,533,494        50,554,259       25,035,128      48,542,148
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (34,211,757)      (36,034,950)     (32,735,302)    (33,809,362)
From accumulated net realized gains
   from investments                                                   (3,628,521)               --               --      (2,399,044)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (37,840,278)      (36,034,950)     (32,735,302)    (36,208,406)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --               --              --
   Net proceeds from shares issued
      to shareholders due to
      reinvestment of distributions                                           --                --               --              --
Preferred shares offering costs                                               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions                                                 --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                       (20,306,784)       14,519,309       (7,700,174)     12,333,742
Net assets applicable to Common shares
   at the beginning of year                                          574,163,605       559,644,296      531,694,371     519,360,629
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                                               $553,856,821      $574,163,605     $523,994,197    $531,694,371
====================================================================================================================================
Undistributed net investment income
   at the end of year                                               $  3,934,793       $ 6,271,417      $ 4,579,876     $ 6,843,905
====================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of
                   CHANGES IN NET ASSETS (continued)
                                                                                                                HIGH INCOME
                                       QUALITY INCOME (NQU)               PREMIER INCOME (NPF)               OPPORTUNITY (NMZ)
                                  -----------------------------      ------------------------------     ----------------------------
                                                                                                                            FOR THE
                                                                                                                             PERIOD
                                                                                                                           11/19/03
                                                                                                                      (COMMENCEMENT
                                          YEAR             YEAR              YEAR              YEAR             YEAR  OF OPERATIONS)
                                         ENDED            ENDED             ENDED             ENDED            ENDED        THROUGH
                                      10/31/05         10/31/04          10/31/05          10/31/04         10/31/05       10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 55,329,356     $ 56,386,704      $ 18,954,617      $ 20,152,594     $ 28,356,278   $ 22,642,686
Net realized gain (loss)
   from investments                  2,451,781          680,647          (575,979)        3,300,711         (419,282)     1,565,331
Change in net unrealized
   appreciation (depreciation)
   of investments                  (14,338,193)      26,343,433        (7,270,490)        5,805,345       12,786,268     14,863,743
Distributions to Preferred
   Shareholders:
   From net investment income       (8,862,398)      (4,225,966)       (3,156,277)       (1,525,702)      (3,009,376)    (1,782,677)
   From accumulated net realized
      gains from investments                --               --          (210,150)               --         (126,806)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                  34,580,546       79,184,818         7,741,721        27,732,948       37,587,082     37,289,083
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (49,597,118)     (52,361,550)      (17,603,925)      (19,789,658)     (24,809,067)   (20,632,463)
From accumulated net realized
   gains from investments                   --               --        (2,706,087)               --       (1,439,677)            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (49,597,118)     (52,361,550)      (20,310,012)      (19,789,658)     (26,248,744)   (20,632,463)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --                --               --    330,929,250
   Net proceeds from shares issued
      to shareholders due to
      reinvestment of distributions         --               --                --                --          679,398        707,518
Preferred shares offering costs             --               --                --                --          (15,476)    (3,370,500)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions               --               --                --                --          663,922    328,266,268
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares     (15,016,572)      26,823,268       (12,568,291)        7,943,290       12,002,260    344,922,888
Net assets applicable to Common
   shares at the beginning
   of period                       842,093,248      815,269,980       311,991,246       304,047,956      345,023,163        100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares
   at the end of period           $827,076,676     $842,093,248      $299,422,955      $311,991,246     $357,025,423   $345,023,163
====================================================================================================================================
Undistributed net investment
   income at the end of period    $  5,379,712     $  8,510,236      $    (60,808)     $  1,726,402     $    763,211   $    227,378
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc.
(NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF) and Nuveen Municipal High Income Opportunity Fund (NMZ). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income
(NPF) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

Prior to the commencement of operations of High Income Opportunity (NMZ), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by the Adviser, the recording of the organization expenses ($11,500) and its reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Directors/Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Directors'/Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2005, Investment Quality (NQM) and Premier Income (NPF) had when-issued and/or delayed delivery purchase commitments of $17,619,549 and $1,545,313, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refunds presented on the Statement of Operations for Investment Quality (NQM) and Select Quality (NQS) reflect a refund of workout expenditures paid in a prior reporting period.

Notes to
    FINANCIAL STATEMENTS (continued)



Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series, with the exception of High Income Opportunity's (NMZ) Series T and Series W, is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The initial dividend rates for High Income Opportunity's (NMZ) Series T and Series W were negotiated at the time of the Preferred share offerings and are set for periods of two years and three years, respectively, from their inception, and payable monthly. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                    INVESTMENT     SELECT      QUALITY      PREMIER  HIGH INCOME
                       QUALITY    QUALITY       INCOME       INCOME  OPPORTUNITY
                         (NQM)      (NQS)        (NQU)        (NPF)        (NMZ)
--------------------------------------------------------------------------------
Number of shares:
   Series M              2,500      2,000        3,000        1,000        3,000
   Series T              2,500      2,000        3,000        2,800        1,600
   Series W              2,500      2,800        3,000           --        1,600
   Series W2                --         --        2,080           --           --
   Series TH             2,040      1,560        4,000        2,800           --
   Series F              2,500      2,800        3,000           --           --
--------------------------------------------------------------------------------
Total                   12,040     11,160       18,080        6,600        6,200
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2005.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for High Income Opportunity (NMZ). High Income Opportunity's (NMZ) share of Common share offering costs ($698,559) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by High Income Opportunity (NMZ) in connection with its offering of Preferred shares ($3,385,976) were recorded as a reduction to paid-in surplus.

Indemnifications
Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                            INVESTMENT                    SELECT                  QUALITY
                                           QUALITY (NQM)               QUALITY (NQS)            INCOME (NQU)
                                      ---------------------     ----------------------     ---------------------
                                          YEAR         YEAR         YEAR          YEAR         YEAR         YEAR
                                         ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                      10/31/05     10/31/04     10/31/05      10/31/04     10/31/05     10/31/04
----------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                              --           --           --            --           --           --
   Shares issued to shareholders
     due to reinvestment of distributions   --           --           --            --           --           --
----------------------------------------------------------------------------------------------------------------
                                            --           --           --            --           --           --
================================================================================================================
Preferred shares sold                       --           --           --            --           --           --
================================================================================================================
                                                                 PREMIER                  HIGH INCOME
                                                              INCOME (NPF)             OPPORTUNITY (NMZ)
----------------------------------------------------------------------------------------------------------------
                                                                                                         FOR THE
                                                                                                          PERIOD
                                                                                                        11/19/03
                                                                                                   (COMMENCEMENT
                                                                YEAR          YEAR         YEAR   OF OPERATIONS)
                                                               ENDED         ENDED        ENDED          THROUGH
                                                            10/31/05      10/31/04     10/31/05         10/31/04
----------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                    --            --           --       23,150,000
   Shares issued to shareholders
     due to reinvestment of distributions                         --            --       44,087           47,035
----------------------------------------------------------------------------------------------------------------
                                                                  --            --       44,087       23,197,035
================================================================================================================
Preferred shares sold                                             --            --           --            6,200
================================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2005, were as follows:

                                           INVESTMENT        SELECT       QUALITY        PREMIER   HIGH INCOME
                                              QUALITY       QUALITY        INCOME         INCOME   OPPORTUNITY
                                                (NQM)         (NQS)         (NQU)          (NPF)         (NMZ)
--------------------------------------------------------------------------------------------------------------
Purchases                                $186,586,886   $32,591,743   $77,946,704    $93,033,659   $30,876,067
Sales and maturities                      189,033,172    33,235,492    73,184,620     95,965,024    34,943,764
==============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. At October 31, 2005, the cost of investments was as follows:

                                          INVESTMENT        SELECT       QUALITY         PREMIER   HIGH INCOME
                                             QUALITY       QUALITY        INCOME          INCOME   OPPORTUNITY
                                               (NQM)         (NQS)         (NQU)           (NPF)         (NMZ)
--------------------------------------------------------------------------------------------------------------
Cost of investments                     $815,328,875  $739,300,942  $1,179,443,277  $438,858,262  $476,266,829
==============================================================================================================

Notes to
        FINANCIAL STATEMENTS (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2005, were as follows:

                                          INVESTMENT         SELECT       QUALITY         PREMIER   HIGH INCOME
                                             QUALITY        QUALITY        INCOME          INCOME   OPPORTUNITY
                                               (NQM)          (NQS)         (NQU)           (NPF)         (NMZ)
---------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $52,810,256   $52,980,682    $83,530,484     $22,833,955   $30,504,473
   Depreciation                           (7,222,380)   (3,901,882)    (2,456,567)     (1,994,299)   (2,131,097)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments                        $45,587,876   $49,078,800    $81,073,917     $20,839,656   $28,373,376
===============================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2005, were as follows:

                                          INVESTMENT         SELECT       QUALITY         PREMIER   HIGH INCOME
                                             QUALITY        QUALITY        INCOME          INCOME   OPPORTUNITY
                                               (NQM)          (NQS)         (NQU)           (NPF)         (NMZ)
---------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *     $6,155,980     $6,819,511    $8,701,944      $1,265,315    $2,255,401
Undistributed net ordinary income **          83,080            772            --           2,490         8,072
Undistributed net long-term capital gains  6,081,356             --            --              --            --
===============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2005, paid on November 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

     The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                          INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME
                                             QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY
2005                                           (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income  $40,152,471  $38,496,292  $58,975,142  $20,987,782  $27,803,988
Distributions from net ordinary income **          --           --           --       26,171    1,567,342
Distributions from net long-term
   capital gains                            3,912,439           --           --    2,914,704           --
=========================================================================================================
                                          INVESTMENT        SELECT      QUALITY      PREMIER  HIGH INCOME
                                             QUALITY       QUALITY       INCOME       INCOME  OPPORTUNITY
2004                                           (NQM)         (NQS)        (NQU)        (NPF)         (NMZ)***
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income  $38,790,379  $36,154,509  $56,529,162  $21,345,220  $20,204,122
Distributions from net ordinary income **          --       61,975           --           --           --
Distributions from net long-term
   capital gains                                   --    2,588,670           --           --           --
=========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** For the period November 19, 2003 (commencement of operations) through October 31, 2004.

At October 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            SELECT       QUALITY      PREMIER  HIGH INCOME
                                                           QUALITY        INCOME       INCOME  OPPORTUNITY
                                                             (NQS)         (NQU)        (NPF)        (NMZ)
----------------------------------------------------------------------------------------------------------
Expiration year:
   2011                                                 $       --   $14,391,926     $     --     $     --
   2012                                                  1,397,851            --           --           --
   2013                                                         --            --      594,354      417,280
----------------------------------------------------------------------------------------------------------
Total                                                   $1,397,851   $14,391,926     $594,354     $417,280
==========================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
AVERAGE DAILY NET ASSETS                                    QUALITY INCOME (NQU)
(INCLUDING NET ASSETS                                       PREMIER INCOME (NPF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                              HIGH INCOME OPPORTUNITY (NMZ)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For net assets over $2 billion                                            .4750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2005, the complex-level fee rate was .1905%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to their Directors/Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to
        FINANCIAL STATEMENTS (continued)

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                         .32%               2009                       .24%
2004                          .32                2010                       .16
2005                          .32                2011                       .08
2006                          .32
2007                          .32
2008                          .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors/Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2005, to shareholders of record on November 15, 2005, as follows:

                                             INVESTMENT     SELECT      QUALITY      PREMIER  HIGH INCOME
                                                QUALITY    QUALITY       INCOME       INCOME  OPPORTUNITY
                                                  (NQM)      (NQS)        (NQU)        (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Dividend per share                               $.0735     $.0770       $.0700       $.0660       $.0890
=========================================================================================================

               Financial
                      HIGHLIGHTS

               Financial
                      HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                          Investment Operations                              Less Distributions
                                    ---------------------------------------------------------------  -------------------------------
                                                             Distributions   Distributions
                                                                  from Net            from                  Net
                        Beginning                               Investment         Capital           Investment    Capital
                           Common                      Net       Income to        Gains to            Income to   Gains to
                            Share          Net   Realized/       Preferred       Preferred               Common     Common
                        Net Asset   Investment  Unrealized          Share-          Share-               Share-     Share-
                            Value       Income  Gain (Loss)        holders+        holders+   Total     holders    holders    Total
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                       $16.06        $1.05       $(.39)          $(.16)          $(.01)   $ .49      $ (.96)     $(.10)  $(1.06)
2004                        15.65         1.07         .43            (.08)             --     1.42       (1.01)        --    (1.01)
2003                        15.63         1.11         .02            (.08)             --     1.05       (1.01)      (.02)   (1.03)
2002                        15.71         1.15        (.15)           (.11)           (.01)     .88        (.94)      (.02)    (.96)
2001                        14.67         1.16        1.00            (.27)             --     1.89        (.85)        --     (.85)

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                        15.69         1.06        (.16)           (.16)             --      .74        (.97)        --     (.97)
2004                        15.33         1.09         .42            (.07)           (.01)    1.43       (1.00)      (.07)   (1.07)
2003                        15.00         1.08         .30            (.07)             --     1.31        (.98)        --     (.98)
2002                        15.48         1.12        (.38)           (.09)           (.04)     .61        (.94)      (.15)   (1.09)
2001                        14.48         1.19         .95            (.26)           (.01)    1.87        (.87)        --     (.87)

QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                        15.54         1.02        (.22)           (.16)             --      .64        (.92)        --     (.92)
2004                        15.04         1.04         .51            (.08)             --     1.47        (.97)        --     (.97)
2003                        14.70         1.06         .34            (.07)             --     1.33        (.96)      (.03)    (.99)
2002                        15.32         1.12        (.59)           (.10)           (.03)     .40        (.93)      (.09)   (1.02)
2001                        14.53         1.21         .76            (.26)             --     1.71        (.91)      (.01)    (.92)

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                        15.53          .94        (.39)           (.16)           (.01)     .38        (.88)      (.13)   (1.01)
2004                        15.13         1.00         .47            (.08)             --     1.39        (.99)        --     (.99)
2003                        15.23         1.06        (.01)           (.07)           (.01)     .97        (.98)      (.09)   (1.07)
2002                        15.31         1.15        (.13)           (.11)           (.01)     .90        (.96)      (.02)    (.98)
2001                        14.42         1.23         .84            (.26)             --     1.81        (.92)        --     (.92)


HIGH INCOME OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                        14.87         1.22         .54            (.13)           (.01)    1.62       (1.07)      (.06)   (1.13)
2004(a)                     14.33          .98         .71            (.08)             --     1.61        (.89)        --     (.89)
====================================================================================================================================
                                                                                  Total Returns
                                                                             ---------------------
                                   Offering                                                Based
                                  Costs and        Ending                                     on
                                  Preferred        Common                     Based       Common
                                      Share         Share       Ending           on    Share Net
                               Underwriting     Net Asset       Market       Market        Asset
                                  Discounts         Value        Value        Value**      Value**
==================================================================================================
INVESTMENT QUALITY (NQM)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                   $ --        $15.49       $14.45         1.17%        3.10%
2004                                     --         16.06        15.33         8.54         9.37
2003                                     --         15.65        15.10         7.78         6.88
2002                                     --         15.63        14.99         7.71         5.85
2001                                     --         15.71        14.84        22.33        13.16

SELECT QUALITY (NQS)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                     --         15.46        14.83         4.14         4.77
2004                                     --         15.69        15.19        10.19         9.64
2003                                     --         15.33        14.81         9.91         8.96
2002                                     --         15.00        14.40         5.24         4.22
2001                                     --         15.48        14.75        20.09        13.23

QUALITY INCOME (NQU)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                     --         15.26        14.34         4.78         4.15
2004                                     --         15.54        14.58         8.76        10.07
2003                                     --         15.04        14.33         9.31         9.37
2002                                     --         14.70        14.04         3.05         2.71
2001                                     --         15.32        14.62        18.72        12.09

PREMIER INCOME (NPF)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                     --         14.90        13.57         1.05         2.49
2004                                     --         15.53        14.43         4.75         9.48
2003                                     --         15.13        14.74         9.13         6.57
2002                                     --         15.23        14.52         4.57         6.19
2001                                     --         15.31        14.84        15.93        12.89


HIGH INCOME OPPORTUNITY (NMZ)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                     --         15.36        15.99        14.35        11.20
2004(a)                                (.18)        14.87        15.04         6.49        10.38
==================================================================================================
                                                                       Ratios/Supplemental Data
                                   ------------------------------------------------------------------------------------------------
                                                             Before Credit/                   After Credit/
                                                           Reimbursement/Refund            Reimbursement/Refund***
                                                    --------------------------------   ------------------------------
                                                                      Ratio of Net                     Ratio of Net
                                                       Ratio of         Investment        Ratio of       Investment
                                        Ending         Expenses          Income to        Expenses        Income to
                                           Net       to Average            Average      to Average          Average
                                        Assets       Net Assets         Net Assets      Net Assets       Net Assets
                                    Applicable       Applicable         Applicable      Applicable       Applicable      Portfolio
                                     to Common        to Common          to Common       to Common        to Common       Turnover
                                   Shares (000)          Shares++           Shares++        Shares++         Shares++         Rate
===================================================================================================================================
INVESTMENT QUALITY (NQM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                  $553,857             1.20%              6.59%           1.18%            6.61%            22%
2004                                   574,164             1.20               6.78            1.20             6.79             16
2003                                   559,644             1.22               7.05            1.22             7.05              5
2002                                   558,604             1.21               7.48            1.21             7.49              5
2001                                   561,577             1.24               7.56            1.23             7.56             17

SELECT QUALITY (NQS)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                   523,994             1.18               6.76            1.16             6.78              4
2004                                   531,694             1.21               6.96            1.15             7.02              4
2003                                   519,361             1.26               7.06            1.25             7.06              9
2002                                   508,300             1.24               7.46            1.23             7.47             19
2001                                   524,597             1.24               7.89            1.23             7.89             28

QUALITY INCOME (NQU)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                   827,077             1.18               6.57            1.17             6.57              6
2004                                   842,093             1.20               6.83            1.20             6.83              6
2003                                   815,270             1.21               7.12            1.21             7.13              9
2002                                   796,591             1.23               7.50            1.22             7.51             32
2001                                   830,636             1.21               8.05            1.21             8.06             30

PREMIER INCOME (NPF)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                   299,423             1.23               6.16            1.22             6.17             20
2004                                   311,991             1.28               6.57            1.27             6.58             22
2003                                   304,048             1.24               6.91            1.23             6.91             19
2002                                   305,958             1.29               7.66            1.28             7.67             25
2001                                   307,496             1.28               8.25            1.26             8.26             14


HIGH INCOME OPPORTUNITY (NMZ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                   357,025             1.20               7.54             .74             8.00              6
2004(a)                                345,023             1.15*              6.75*            .70*            7.20*            52
===================================================================================================================================
                                         Preferred Shares at End of Period
                                      -----------------------------------------
                                        Aggregate     Liquidation
                                           Amount      and Market        Asset
                                      Outstanding           Value     Coverage
                                             (000)      Per Share    Per Share
===============================================================================
INVESTMENT QUALITY (NQM)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                                     $301,000         $25,000      $71,001
2004                                      301,000          25,000       72,688
2003                                      301,000          25,000       71,482
2002                                      301,000          25,000       71,396
2001                                      301,000          25,000       71,643

SELECT QUALITY (NQS)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                                      279,000          25,000       71,953
2004                                      279,000          25,000       72,643
2003                                      279,000          25,000       71,538
2002                                      279,000          25,000       70,547
2001                                      279,000          25,000       72,007

QUALITY INCOME (NQU)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                                      452,000          25,000       70,745
2004                                      452,000          25,000       71,576
2003                                      452,000          25,000       70,092
2002                                      452,000          25,000       69,059
2001                                      452,000          25,000       70,942

PREMIER INCOME (NPF)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                                      165,000          25,000       70,367
2004                                      165,000          25,000       72,271
2003                                      165,000          25,000       71,068
2002                                      165,000          25,000       71,357
2001                                      165,000          25,000       71,590


HIGH INCOME OPPORTUNITY (NMZ)
-------------------------------------------------------------------------------
Year Ended 10/31:
2005                                      155,000          25,000       82,585
2004(a)                                   155,000          25,000       80,649
===============================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period November 19, 2003 (commencement of operations) through October 31, 2004.


                                 See accompanying notes to financial statements.


                                  72-73 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       74

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice President,
                                                          Dayton Philharmonic Orchestra Association; Board Member, Regional
                                                          Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       75

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan,
                                                          (2000-2002), Senior Vice President, Head of Plan Administration and
                                                          Participant Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.


                                       76

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

               ANNUAL INVESTMENT
               MANAGEMENT AGREEMENT
               APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group"); the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group; information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, including the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Nuveen funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable fund's duration with certain benchmarks.

Based on their review, the Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group. In evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

As noted above, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as applicable) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Funds. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly

               ANNUAL INVESTMENT MANAGEMENT
               AGREEMENT APPROVAL PROCESS (continued)



   financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF NAM
   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Nuveen funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreements with NAM and the automatic termination of such agreements. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the respective operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the respective Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved and that the new, post-change of control NAM Investment Managements Agreement be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $131 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                             o Share prices
                                             o Fund details
           Learn more                        o Daily financial news
about Nuveen Funds at                        o Investor education
   WWW.NUVEEN.COM/ETF                        o Interactive planning tools



Logo: NUVEEN Investments


                                                                     EAN-C-1005D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                   Nuveen Quality Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                        $ 35,729                        $ 0                    $ 544         $ 2,750
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                        $ 33,833                        $ 0                    $ 364         $ 2,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
October 31, 2005                                             $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
October 31, 2004                                             $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                         $ 3,294                  $ 282,575                      $ 0       $ 285,869
October 31, 2004                                         $ 2,914                        $ 0                      $ 0         $ 2,914

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.